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Exhibit 10.9

Harvard/Arsenal/Building 60 Lease

Harvard Real Estate Services, Holyoke Center, Suite 800
Cambridge, Massachusetts 02138-3826

LEASE

Between

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

as Landlord

and

A123 SYSTEMS, INC.

as Tenant

Dated as of June 1, 2004

Office of the General Counsel
Harvard University

EXHIBITS

Exhibit	A	Rules and Regulations
	B	Form of Transmittal Letter
	C	Form of Letter of Credit
	D	Floor Plan of Premises
	E	Site Plan
	F	Work Letter
	G	List of Environmental Restrictions
	H	Cleaning Specifications
	I	Base Building Specifications
	J	List of Permitted Hazardous Materials

ARTICLE 1. PARTIES, PREMISES, AND DEFINITIONS

        Section 1.1.    Parties, Premises.    The parties to this Lease ("Landlord" and "Tenant") and the premises ("Premises") covered hereby are as follows:

         Landlord:    President and Fellows of Harvard College, a Massachusetts educational and charitable corporation.

         Tenant:    A123 Systems, Inc.

         Tenant's Mailing Address:    8 St. Mary Street, Boston, MA 02215.

         Tenant's Business Name:    A123 Systems.

         Date of this Lease:    June 1, 2004.

         Premises:    All of the Building as shown on the plan attached hereto as Exhibit D and containing approximately 10,993 rentable square feet of space.

         Address of Premises:    One Kingsbury Road, the Arsenal on the Charles, Watertown, MA 02472.

        Section 1.2.    Definitions.    As used herein, the following terms have the following meanings.

         Additional Rent:    The additional rent payable by Tenant under Section 3.2 and Article 4 of this Lease.

         Art/Theatre Center:    The space designated to be used as an art/theatre center and located in a portion of Building 312 in the Complex.

         Authorizations:    All franchises, licenses, permits, approvals, variances, certificates, special permits, and other consents issued by Governmental Authorities pursuant to Legal Requirements that are or may be required for, or applicable to, the use and occupancy of the Premises and the conduct or continuation of one or more of the Permitted Uses therein.

  Basic Rent:

Period	Annual Basic Rent	Monthly Basic Rent
Lease Year 1 (commencing on the Rent Commencement Date)	$271,527.10	$22,627.26
Lease Year 2	$282,520.10	$23,543.34
Lease Year 3	$293,513.10	$24,459.43
Lease Year 4	$304,506.10	$25,375.51
Lease Year 5	$315,499.10	$26,291.59

See Section 3.1.

         Brokers:    Beal and Company, Inc. (Broker for the Landlord) and T3 Realty Advisors, LLC (Broker for the Tenant) See Section 8.7.

         Building Operating Costs:    See Section 3.2.3.

         Building Systems:    All mechanical, HVAC, plumbing, and electrical systems serving the Building.

         Building:    The term "Building" shall mean the building known as Building 60, as shown on the Site Plan.

         business hours:    Mondays through Fridays, excepting legal holidays, from 8:00 a.m. to 6:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 1:00 p.m.

         Business Days:    All days except (i) Saturdays, Sundays, New Year's Day, Memorial Day, President's Day, Patriots Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on a Sunday), (ii) such other days that tenants occupying at least 50% of the rentable area of the Complex now or in the future recognize as holidays for their general staffs, and (iii) any day on which one or more national stock exchanges are not open for business.

         Common Facilities:    The access roads, driveways, parking areas, the Parking Garage, loading areas, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas, and other areas or facilities that are located within the Complex and designated by Landlord from time to time for the non-exclusive use of tenants and other occupants of the Complex, and the services provided to tenants from time to time as an amenity of the Complex.

         Complex:    The real property and improvements thereon known as "The Arsenal on the Charles," located on Arsenal Street and North Beacon Street, Watertown, Massachusetts, being shown on the Site Plan.

         Complex Operating Costs:    See Section 3.2.2.

         Construction Work:    See Section 5.1.9.

         Deductible Costs:    See Section 5.1.8.5.

         Electrical Closet:    That certain area located in and under the Building and containing electrical equipment serving the Premises and other facilities in the Complex.

         Environmental Restrictions:    See Section 5.1.25.

         Event of Default:    See Article 6.

         Existing HVAC System:    The HVAC unit in the Premises as of the date of this Lease.

         Extension Term:    A portion of the Lease Term constituting two terms of three years (each an "Extension Term"). The first Extension Term shall commence on the day after the Lease Expiration Date, if this Lease is validly extended. (See Article 10).

         Fiscal Year:    Landlord's annual accounting period ending on June 30 each year, or such other fiscal year as Landlord may from time to time adopt.

         Governmental Authority:    The United States of America, The Commonwealth of Massachusetts, the municipality in which the Premises are located, the county in which said municipality is located, and any political subdivision of any of them and any agency, department, commission, court, board, bureau, or instrumentality of any of them.

         Hazardous Material(s):    See Section 5.1.25.

         Initial Lease Term:    The period commencing on the Lease Commencement Date and ending on the Lease Expiration Date, unless sooner terminated as provided in this Lease.

         Insurance Requirements:    All terms and provisions of any policy of insurance maintained by Landlord or Tenant and applicable to all or any part of the Premises, the Building or the Complex and all requirements of the issuer of any such policy and all orders, rules, regulations, and other requirements of the National Board of Fire Underwriters (and any other body exercising similar functions) applicable to or affecting any condition, operation, use, or occupancy of the Premises, the Building, the Complex, the sidewalks adjoining the Complex, or any part or parts of either.

         Involuntary Rate:    An annual rate equal to the lesser of (i) Prime Rate plus 10% (i.e. plus 1,000 base points); or (ii) 18% (which is a daily rate of .0493150685%), but if such interest rate should ever exceed that permitted by law, the highest interest rate permitted by law shall be applicable.

         Late Payments:    See Section 3.1.2.

         Lease Commencement Date:    The date of execution and delivery of the Lease by Landlord, and delivery to, and acceptance by Landlord of the Letter of Credit pursuant to the terms of Exhibit B.

         Lease Expiration Date:    The date that is five years after the Rent Commencement Date, or such earlier date upon which the Lease Term may expire or be terminated pursuant to any of the conditions or other provisions of this Lease or pursuant to law.

         Lease Term:    The Initial Lease Term. If this Lease provides for a right to extend the term of this Lease, and if Tenant validly so extends this Lease, then during the applicable Extension Term, references to "Lease Term" shall be deemed to refer to the applicable Extension Term.

         Lease Year:    See Section 3.1.1.

         Legal Requirements:    All statutes, codes, acts, and ordinances including zoning by-laws and ordinances, building, health, and, safety codes, historic preservation laws, and environmental protection laws (and all rules and regulations thereunder), all executive orders and other administrative orders, the terms and conditions of all Authorizations, and all judgments, decrees, injunctions, and other judicial orders of or by any Governmental Authority that may at any time be applicable to parts or appurtenances of the Premises, the Building, the Common Facilities or the Complex, or the sidewalks adjoining the Complex, or to any condition or use thereof.

         Letter of Credit:    See Article 7. The Letter of Credit is initially in the original face amount of $100,000.00.

         Minimum Liability Insurance Coverage:    $5,000,000. See Section 5.1.20.

         Minimum Property Insurance Coverage:    $3,000,000. See Section 5.1.20.

         Occupancy Date:    The date on which Tenant initially occupies all or any part of the Premises for the conduct of the Permitted Use.

         other additional rent:    See Section 3.1.3.

         Parking Garage:    The parking garage included in the Common Facilities of the Complex and shown on the Site Plan.

         Permitted Use:    The Premises shall be used for general office use, laboratory use and light assembly, subject to the provisions of the Lease and applicable Legal Requirements, and no other uses.

         Prime Rate:    The "Prime Rate" as calculated and published by The Wall Street Journal, or if discontinued, such other standard as shall then be recognized by the banking community as having replaced the "prime rate."

         RCN Closet:    The existing closet containing RCN equipment located beneath the Building.

         Rent:    The total of Basic Rent, Additional Rent, and other additional rent.

         Rent Commencement Date:    The date that is the earlier of (i) four months from the date of issuance of the Building Permit (as defined in the Work Letter), subject to acceleration pursuant to Section 2.6 of the Work Letter, or (ii) the date on which Tenant shall occupy all or any portion of the Premises for the conduct of the Permitted Use.

         Rent Payment Day:    See Section 2.5.

         Rentable Square Feet of the Complex:    The rentable square feet of all the buildings in the Complex, excluding the Parking Garage, the Art/Theatre Center and the management office, currently estimated to be 743,176.

         Reserved Facilities:    The Electrical Closet and the RCN Closet. The Electrical Closet and the RCN Closet are not part of the Premises.

         Rules and Regulations:    See Section 5.1.6.

         Site Plan:    The site plan of the Complex attached hereto as Exhibit E.

         Structural Components:    All foundations, columns, structural walls (i.e., load-bearing walls), perimeter walls of the Building (except for the inner surfaces thereof in the Premises), floors, roof, exterior windows and other structural components of the Building.

         tenant:    The term "tenant" means persons other than Tenant, who occupy space in the Complex other than the Premises, whether under a lease or otherwise.

         Tenant's Share of Parking Spaces:    29 unreserved parking spaces located in the parking areas of the Complex, to be used in accordance with Section 2.7.

         Tenant's Work:    See Work Letter.

         Work Letter:    The work letter detailing the initial improvement work to prepare the Premises for Tenant's occupancy; and attached hereto as Exhibit F.

         Year:    References in this Lease to "year" or "Year" mean a 365-day (366-day in case of a leap year) period of time.

        Section 1.3.    Exhibits.    The Exhibits to this Lease are part of this Lease, are incorporated herein by reference, and are to be treated as part of this Lease for all purposes. Undertakings contained in such Exhibits are agreements on the part of Landlord and Tenant, as the case may be, to perform the obligations stated therein.

ARTICLE 2. LEASING CLAUSES

        Section 2.1.    Grant of Lease.    Landlord hereby leases unto Tenant, and Tenant hereby takes and hires from Landlord, the Premises on the terms, covenants, provisions, and conditions set forth in this Lease.

        Section 2.2.    Encumbrances, Common Facilities, Exceptions, and Reservations.    The Premises are hereby leased subject to existing easements and party wall agreements and to recorded easements, restrictions, rights, and encumbrances. The Premises do not include the Reserved Facilities or the Structural Components. As part of this Lease, Tenant shall have the right (subject to the Rules and Regulations) to the non-exclusive use of the Common Facilities and the Electrical Closet in common with Landlord and others from time to time thereto entitled. Tenant's rights to possession and use of the Premises and the Common Facilities and the Electrical Closet are subject to the provisions of this Lease, applicable Insurance Requirements, the Rules and Regulations, and applicable Legal Requirements.

        Section 2.3.    Use; Hours of Access.    The Premises may be used (whether by the named Tenant, by any subsequent holder of the tenant interest hereunder, or by others) only for the Permitted Use, and no others. Tenant covenants to use the Premises only for the Permitted Use. In addition, laboratory use shall only be permitted in those portions of the Premises designated for laboratory use on the Final Construction Drawings (as defined in Exhibit F), and in such other areas of the Premises as Landlord may approve, such Landlord approval not to be unreasonably withheld or delayed. Subject to the provisions of Section 2.2, Tenant will have access to the Premises on a 24 hour per day, 7 day per week basis.

        Section 2.4.    Lease Term; Possession.    The Premises are hereby leased by Landlord to Tenant for the Lease Term. Landlord shall deliver possession of the Premises to Tenant as of the Lease Commencement Date.

        Section 2.5.    Payment of Rent.    Tenant hereby agrees to pay Landlord the Rent as defined in this Lease. All Rent payments are due to Landlord on the first day of each calendar month (the "Rent Payment Day") unless otherwise specifically provided. In all cases, Rent shall be paid either by wire or recent check drawn on a bank payable to "Harvard University" and shall be mailed or delivered c/o Beal & Company, Inc., 177 Milk Street, Boston, Massachusetts 02109, Attention: Accounts Receivable, or such other address as Landlord may from time to time by notice direct or by wire transfer of immediate available federal funds to a bank account designated by Landlord or Landlord's managing agent.

        Section 2.6.    Application of Payments; Check Endorsements.    Regardless of how the payment is characterized by Tenant (or the person making payment on behalf of Tenant) at the time of payment or otherwise, any payment made by or on behalf of Tenant to Landlord may be applied by Landlord, in Landlord's sole election, to Rent or any other amount due from Tenant to Landlord. No acceptance by Landlord of a sum less than the Rent or any other amount then due shall be deemed to be other than on account of the next due installment of such Rent or other amount, and Landlord shall be permitted to apply such lesser amount to Rent or any other amount then due, regardless of how Tenant characterizes the payment. No endorsement or statement by Tenant on any check or in any letter or writing accompanying any check or payment (regardless of how payment is made) shall be deemed an accord and satisfaction, whether under common law or M.G.L. c. 106 § 3-311 or other law or statute, and Landlord may accept such check or payment to Landlord's exclusive benefit without prejudice to Landlord's right to recover the balance of such installment or to pursue any other remedy under this Lease or otherwise. IN NO EVENT SHALL TENANT ASSERT ACCORD AND SATISFACTION UNDER M.G.L. c. 106 § 3-311, UNLESS THE CHECK AND ANY ACCOMPANYING DOCUMENTS ARE DELIVERED TO THE OFFICE OF THE GENERAL COUNSEL, HARVARD UNIVERSITY, HOLYOKE CENTER, SUITE 980, CAMBRIDGE, MASSACHUSETTS 02138-3834, ATTENTION: Robert E. McGaw, UNIVERSITY ATTORNEY.

        Section 2.7.    Parking Spaces/Bicycles.    Tenant shall have the right (subject to the Rules and Regulations) to use Tenant's Share of Parking Spaces without additional charge (except pursuant to Section 3.2), which shall be on a non-exclusive, unreserved basis, except that two of the Tenant's parking spaces will be located adjacent to the Building, in an area to be designated by Landlord, and will be marked with signage as "Reserved Parking." Tenant shall reimburse Landlord as other additional rent for the cost, including the installation cost, of the reserved parking signage. Landlord reserves the right to (i) designate areas where Tenant should park; and (ii) implement a parking management plan for the Complex which may include the designation of certain areas or spaces for Tenant's Share of Parking Spaces or the issuance of access cards/parking passes for each parking space, provided that Tenant's Reserved Parking shall be located substantially in the area described above.

        Section 2.8.    Transportation Services of the Complex.    Tenant shall, subject to seating availability, also have the right to use the limited transportation services provided by Landlord from the Complex to Harvard Square in Cambridge, Massachusetts. Two bus shuttles shall operate, subject to weather conditions, continuously between the Complex and Harvard Square during Business Days between the hours of 7:00 a.m. and 7:45 p.m. Notwithstanding the foregoing, if Landlord reasonably perceives a change in demand for such services, such operations, including the schedule of such operations may be altered. No fee shall be charged to any passenger that boards a bus shuttle operated by Landlord under this Section 2.8, provided that all costs of operating such bus shuttle service shall be included in Complex Operating Costs.

        Section 2.9.    Tenant's Mechanical Equipment.    Tenant may, with Landlord's prior written consent, locate Tenant's utility supply equipment in the basement of the Building in a location reasonably designated by Landlord. Tenant shall have access to the basement for purposes of installing, repairing, maintaining and replacing such utility supply equipment. Tenant's foregoing use of the basement shall be non-exclusive and shall be subject to any reasonable rules and regulations enacted from time to time by Landlord.

        Section 2.10.    Rooftop Access.    Tenant may access the roof of the Building for the sole purpose of repairing and maintaining any Tenant systems installed as part of Tenant's Work. Tenant shall provide Landlord prior written notice of any such roof access, and shall comply with the roof warranty governing the protection of the roof, and modifications to the roof.

ARTICLE 3. RENT

        Section 3.1.    Basic Rent.    Tenant shall pay the Basic Rent, as set forth in the table in Section 1.2 of the Lease, annually to Landlord during the Lease Term commencing on the Rent Commencement Date, by equal monthly installment payments in advance, on each Rent Payment Day. If the Rent Commencement Date does not occur on the first day of a calendar month, the first monthly installment of Basic Rent shall be appropriately prorated. If the Lease Expiration Date does not occur on the last day of a calendar month, the installment of Basic Rent for such partial month shall be prorated.

          3.1.1.    Lease Year Defined.    The term "Lease Year" shall mean the period running from the Lease Commencement Date to the first anniversary of the Rent Commencement Date and thereafter a Lease Year shall mean the successive year-long period commencing on an anniversary of the Rent Commencement Date.

          3.1.2.    Late Payments, Additional Rent.    If any installment of Rent is not received by Landlord by the tenth day after the due date then, in such event, as a late charge and as other additional rent hereunder, Tenant shall pay to Landlord, together with such installment or payment, the following amounts (collectively, the "Late Payment Penalty"): (i) an amount equal to five percent of the installment of Rent that was not paid when due, and (ii) interest on the unpaid installment or payment at the Involuntary Rate, computed from the due date through the date that the installment or payment is received by Landlord. Tenant shall not be required, however, to pay interest at a rate prohibited by applicable law.

          3.1.3.    Other Additional Rent.    Unless otherwise expressly stated herein, all payments due to Landlord from Tenant under this Lease, other than Basic Rent and Additional Rent, are deemed to be "other additional rent." Wherever in this Lease payments due Landlord from Tenant are other additional rent, the same shall be due and payable in full on the next Rent Payment Day except that one-time or non-recurring items that are charged as other additional rent shall be due on the later to occur of thirty days after the date of written demand or the next Rent Payment Date, unless otherwise expressly stated.

        Section 3.2.    Expense Allocation.    Tenant shall pay to Landlord as Additional Rent with respect to each Lease Year, the Expense Allocation, as such term is described in this Section 3.2.

    Notwithstanding reference in this Section 3.2 or in any other provision of this Lease to a cost, expense, or disbursement paid by or incurred by Landlord, Landlord shall have no obligation to incur the cost (or to perform the work with regard thereto) unless specifically and expressly set forth in this Lease.

        The following definitions are applicable to Section 3.2:

         "Fiscal Year":    Landlord's fiscal year used for accounting purposes, being Year-long periods beginning on July 1 and ending on the following June 30.

         "Base Cost Year":    Fiscal Year 2005, commencing on July 1, 2004.

         "Cost Year":    A Fiscal Year for which the Expense Allocation is applicable.

         "Tenant's Operating Costs Share":    100% of Building Operating Costs.

         "Expense Allocation" shall mean, with respect to each Cost Year during the Lease Term, an amount equal to Tenant's Operating Costs Share of the increase in Building Operating Costs for such Cost Year over the Building Operating Costs for the Base Cost Year.

         "Initial Expense Allocation" shall mean one-twelfth of Landlord's estimate of Tenant's Operating Costs Share of the increase in Building Operating Costs for Fiscal Year 2006 over the Building Operating Costs for the Base Cost Year.

          3.2.1.    Expense Allocation Proration.    The Expense Allocation will be prorated for any partial Cost Year occurring within the Lease Term, or that exists as a result of the earlier termination of this Lease.

          3.2.2.    Complex Operating Costs Defined.    "Complex Operating Costs" shall include, without limitation, all expenses, costs, and disbursements of every kind and nature (and taxes thereon (excluding any income taxes) that Landlord shall pay or become obligated to pay during the Cost Year in question) in connection with (i) the repair, safety, management, ownership, operation, cleaning, equipping, protecting, insuring, lighting, repainting, and maintenance of the Common Facilities, including the Parking Garage and the management office, but exclusive of the Building and exclusive of the other buildings in the Complex; (ii) the cost of operating any amenities in the Complex available to all tenants of the Complex, including, without limitation, transportation services, and the Art/Theater Center, and any subsidy provided by Landlord for or with respect to any such amenity; and (iii) the cost to maintain and repair buildings within the Complex that are used exclusively by or partially in common by all tenants or by Landlord or Landlord's agents in the management of the Complex, including, without limitation, the Parking Garage, and the management office. Complex Operating Costs include the following expenses, costs, expenditures, and disbursements as calculated and allocated by Landlord: salaries, wages, and bonuses paid to, and any hospitalization, medical, surgical, union, and general welfare benefits, group life insurance, pension, retirement, or life insurance plans, and other benefits or similar expenses (collectively, "Wages") relating to employees of Landlord (or employees, agents, contractors, subcontractors, or others whose Wages are chargeable to Landlord) engaged in the operation, repair, safety, management, security, or maintenance of the Complex or in the provision of any services provided to tenants or occupants of the Complex, and social security, unemployment insurance contributions, and other payroll taxes and disability and workmen's compensation coverage imposed by any governmental law or regulation, union contract, or otherwise, with respect to such employees; the cost of any management office maintained by Landlord or Landlord's agents with respect to the management of the Complex; the cost of gas, steam, water, sewer, heat, air conditioning, ventilation, and other fuel and utilities, and the cost of electricity and lighting furnished to the common areas of the Complex; the cost incurred by Landlord in connection with any change of any company providing electricity service, including maintenance, repair, installation, and service costs associated therewith; the cost, premiums, and charges for public liability, property damage, fire and extended coverage, rent, liquor liability, fidelity, worker's compensation, boiler, plate glass, and any other insurance carried by Landlord with respect to the Complex; and the costs of snow, ice, trash, and rubbish removal; the cost of exterior landscaping, lawn mowing, hedge trimming, fertilizing, replacing shrubs and other vegetation, seeding, weeding, sodding, watering, and caring for the Complex; and the cost of cleaning, repairing, maintaining, and replacing any sidewalks, driveways, and curbs adjacent to the Complex; the cost of hand tools and other movable equipment used in the operation, cleaning, repair, safety, management, security, or maintenance of the Complex (collectively, the "Tool Expense"), provided that if the cost of all or any portion of the Tool Expense should, in accordance with generally accepted accounting principles, be depreciated or amortized rather than expended in the Cost Year incurred, the Tool Expense or such portion thereof, shall be depreciated or amortized, as the case may be, on a straight-line basis over an appropriate period selected by Landlord, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time the Tool Expense or such portion is incurred; the cost of rental of any tools and equipment; the cost of all repair, and cleaning supplies and materials; the cost of uniforms, work clothes, and laundering and dry cleaning; and the cost of telephone, computing, copying, office supplies, and stationery; the cost of cleaning, guard, watchman, security personnel, security service, or security system for the Complex; the cost of all management, maintenance, alarm service, janitorial, elevator maintenance, window cleaning, rubbish removal, landscaping service, and other service agreements; and the charges of independent contractors and consultants performing work included within this definition of Complex Operating Costs, including any contractors or consultants performing work with respect to the furnishing of electrical energy to the Complex or the computation of the cost thereof; reasonable and customary management fees as may be charged by Landlord or Landlord's managing agent; legal, accounting (including data processing charges), auditing, and other professional fees and disbursements incurred in connection with the ownership, operation, and management of the Complex; the cost of applying for and pursuing abatements of Real Estate Taxes; local association fees and dues; and the costs of obtaining licenses and permits and making required filings with governmental and financing entities; and the cost of capital expenditures for the common areas of the Complex made by reason of any Legal Requirement or any Insurance Requirement, and the cost of capital expenditures for the common areas of the Complex made that are intended or expected to reduce or moderate the Complex Operating Costs may be added into Complex Operating Costs for the Cost Year in which incurred and in subsequent Cost Years, by amortization on a straight-line basis over the estimated useful life of such item as reasonably determined by Landlord in accordance with sound accounting procedures, consistently applied, in effect at the time the capital expenditure is incurred, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time of the expenditure. Notwithstanding the foregoing sentence, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Complex Operating Costs including, without limitation, energy-related costs, and that such projected savings will, on an annual basis ("Complex Projected Annual Savings"), exceed the amortization or depreciation of such capital expenditure computed as aforesaid, then and in such events, for the purposes of determining Complex Operating Costs, the depreciation or amortization of such capital expenditure shall be accelerated to reflect an annual amount equal to the Complex Projected Annual Savings; and in such circumstances, the increased depreciation or amortization (in the amount of the Complex Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest as aforesaid. The allocation of Complex Operating Costs among the various buildings in the Complex shall be on the basis of the ratio of the total rentable square feet of each building in the Complex to the Rentable Square Feet of the Complex. For purposes of this Lease, the rentable square feet of the Building shall be 10,993 rentable square feet, and shall not be subject to adjustment.

          3.2.3.    Building Operating Costs Defined.    "Building Operating Costs" shall include, without limitation, all expenses, costs, and disbursements of every kind and nature (and taxes thereon (excluding any income taxes) that Landlord shall pay or become obligated to pay during the Cost Year in question) in connection with the repair, safety, management, ownership, operation, cleaning, equipping, protecting, and maintenance of the Building. Building Operating Costs include the cost of capital expenditures for the Building made by reason of any Legal Requirement or any Insurance Requirement, and the cost of capital expenditures made that are intended or expected to reduce or moderate the Building Operating Costs may be added into Building Operating Costs for the Cost Year in which incurred and in subsequent Cost Years, by amortization on a straight-line basis over the estimated useful life of such item as reasonably determined by Landlord in accordance with sound accounting procedures, consistently applied, in effect at the time the capital expenditure is incurred, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time of the expenditure. Notwithstanding the foregoing sentence, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Building Operating Costs including, without limitation, energy-related costs, and that such projected savings will, on an annual basis ("Building Projected Annual Savings"), exceed the amortization or depreciation of such capital expenditure computed as aforesaid, then and in such events, for the purposes of determining Building Operating Costs, the depreciation or amortization of such capital expenditure shall be accelerated to reflect an annual amount equal to the Building Projected Annual Savings; and in such circumstances, the increased depreciation or amortization (in the amount of the Building Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest as aforesaid. A portion of Complex Operating Costs shall be included in Building Operating Costs in accordance with Section 3.2.2, provided that no cost shall be counted in both Complex Operating Costs and in Building Operating Costs.

          3.2.4.    Exclusions from Operating Costs.    Notwithstanding anything to the contrary set forth in the Lease, neither Complex Operating Costs nor Building Operating Costs (collectively, "Operating Costs") shall include the following:

            (i)    Any ground lease or underlying lease rental;

            (ii)   Bad debt expenses and interest, principal, points and fees on debts or amortization on any mortgage or other debt instrument encumbering the Complex;

            (iii)  Costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed by third-parties;

            (iv)  Depreciation, amortization, interest payments, except as permitted in Sections 3.2.2, and 3.2.3;

            (v)   Advertising and promotional expenditures, and costs of acquisition and maintenance of signs in or on the Complex, except for common signage;

            (vi)  Marketing costs, including lease commissions, attorneys' fees (in connection with the negotiation and preparation of letters of intent, leases, subleases and/or assignments), space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Complex, and costs incurred with respect to the installation of other tenants' improvements;

            (vii) Expenses in connection with the enforcement of Landlord's rights against Tenant or other tenants and occupants of the Complex;

            (viii)  Expenses in connection with services or other benefits that are not offered to Tenant or for which Tenant is charged for directly; and

            (ix)  Amounts paid to affiliates or subsidiaries of Landlord for goods or services in the Complex to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis.

          3.2.5.    Method of Payment.    Payment of the Expense Allocation is described below.

            3.2.5.1.    Initial Method of Payment.    Commencing on July 1, 2005, Tenant shall pay one-twelfth of each of the Initial Expense Allocation until Landlord furnishes to Tenant an Annual Operating Estimate as described below.

            3.2.5.2.    Annual Operating Estimate.    Landlord will, within ninety days of the end of each Fiscal Year after the Base Cost Year, furnish to Tenant a written estimate ("Annual Operating Estimate") of the Building Operating Costs for the Building and Expense Allocation for the current Fiscal Year. During such Fiscal Year, commencing on the first day of the first calendar month of the Fiscal Year after the Base Cost Year, Tenant shall pay each month on the Rent Payment Day one-twelfth of the estimated Expense Allocation until Tenant receives another Annual Operating Estimate. If the Annual Operating Estimate shall be furnished to Tenant after the commencement of a Fiscal Year, then Tenant shall promptly pay to Landlord an amount equal to the portion of such increase allocable to the part of the current Cost Year that shall have elapsed, and such payment shall be made within thirty days following the date that the Annual Estimate is furnished to Tenant. At any time during a Cost Year (but no more frequently than quarterly), Landlord shall be entitled to update and revise the Annual Operating Estimate if there is an increase in the Building Operating Costs during the Cost Year.

            3.2.5.3.    Occupancy of Complex.    If the actual percentage of occupancy of the Complex is less than one hundred percent for any Cost Year, including the Base Cost Year, the Complex Operating Costs incurred shall be reasonably projected by Landlord to be the estimated Complex Operating Costs that would have been incurred if the Complex were ninety-five percent (95%) occupied for such Cost Year (with all tenants paying full rent, as contrasted with free rent, half rent, or like rent concession), and with such services and utilities being supplied to all tenants, and such projected amount shall be included in Complex Operating Costs for such Cost Year.

            3.2.5.4.    Year-End Adjustments.    Commencing with the end of the Base Cost Year, Landlord shall within four months after the end of each Fiscal Year furnish to Tenant a statement ("Annual Operating Statement") of the actual Building Operating Costs for the Building and Complex Operating Costs and, with respect to each Cost Year after the Base Cost Year, the Expense Allocation for the Cost Year then ended. Landlord and Tenant shall annually make such adjustments (described below) as may be necessary based on each such Annual Operating Statement, so that for each respective Cost Year (a portion thereof in the case of partial Lease Years, in which case as such amount shall be prorated) Tenant will have paid the amount of the actual Expense Allocation for the Cost Year, as follows:

              (a)    Underpayment by Tenant.    If the Expense Allocation for the Cost Year as shown on the Annual Operating Statement exceeds the total payments made by Tenant with respect to estimates of same for the Cost Year, then Tenant shall pay Landlord the deficiency within thirty days after receipt of the Annual Operating Statement.

              (b)    Overpayment by Tenant.    If the Expense Allocation for the Cost Year as shown on the Annual Operating Statement is less than the total monthly payments made by Tenant with respect to estimates of same for the Cost Year, Landlord shall give Tenant a credit (in the amount of such excess) against Rent, Tax Reimbursement payments, or other payments next coming due, unless the Lease has expired, in which case Landlord shall pay to Tenant, within thirty days of the date of delivery to Tenant of such Annual Operating Statement, such excess after first deducting for any unpaid Rent or other claims that Landlord may have against Tenant. If an Event of Default existed under this Lease when this Lease terminates or expires, then any adjustment payments to be made by Landlord to Tenant may be reduced by (and Landlord may retain) any amounts owed by Tenant to Landlord, whether under this Lease or otherwise.

          3.2.6.    Record Keeping.    Landlord shall keep full and accurate books of account covering Operating Costs, and the Annual Operating Statement shall accurately reflect same and Tenant's share thereof. The books of account and all supporting documents shall be retained by Landlord for a period of at least one year after the delivery to Tenant of each Annual Operating Statement. Unless Tenant sends Landlord Tenant's Audit Notice in compliance with Section 3.2.7, then Tenant shall be deemed to have waived its right to object to the calculation of Expense Allocation for the year in question and the calculation of the Expense Allocation set forth on such statement shall be final.

          3.2.7.    Inspection and Audit Rights.    Upon Tenant's written request given within sixty after Landlord delivers to Tenant the Annual Operating Statement ("Tenant's Audit Notice"), Tenant shall have the right to inspect or audit Landlord's books of account and all supporting documents with respect to matters set forth in the Annual Operating Statement. No audit or inspection shall extend to periods of time before the Lease Commencement Date. Tenant's audit or inspection shall commence no later than sixty days after Tenant's Audit Notice, and shall be conducted only at Landlord's offices or the offices of Landlord's property manager during business hours reasonably designated by Landlord and shall be completed no later than 120 days after Tenant's Audit Notice. Tenant shall pay all costs of such audit or inspection. An audit may be made only by a firm first approved by Landlord, which approval shall not be unreasonably withheld. As a condition to performing any such inspection or audit, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form reasonably acceptable to Landlord, agreeing to keep confidential any information that it discovers about Landlord, the Buildings or the Complex in connection with such examination. Tenant may not conduct an inspection or have an audit performed under this Section 3.2.7 more than once with respect to any Fiscal Year. Landlord shall keep full and accurate books of account covering the Building Operating Costs and the Annual Operating Statement shall accurately reflect same and Tenant's share thereof.

            3.2.7.1.    Results of Audit.    If Tenant's inspection or audit reveals an overcharge to Tenant of the greater of (i) more than five percent of the annual Expense Allocation, and (ii) $1,500.00, then Landlord shall reimburse Tenant for up to $5,000.00 of the reasonable costs of such audit or inspection within thirty days of receipt of a reasonably detailed invoice therefore. Landlord shall refund to Tenant any overpayment of Expense Allocation, and Tenant shall pay to Landlord any underpayment of Expense Allocation as revealed by such audit or inspection within thirty days after notification thereof, and in each instance together with interest at the annual rate of the Prime Rate plus three percent.

ARTICLE 4. REIMBURSEMENT FOR REAL ESTATE TAXES.

        Section 4.1.    Tenant to Reimburse Landlord for Real Estate Taxes.    Tenant covenants and agrees to pay to Landlord as Additional Rent during the Lease Term, the Tax Reimbursement in accordance with this Article 4. The following terms apply:

          (a)   "Tax Year" means the tax fiscal year commencing on July 1 and ending on the following June 30. If a taxing authority imposing real estate taxes adopts some other tax fiscal year, the term "Tax Year" shall, as to that taxing authority, mean such adopted tax fiscal year, and appropriate adjustments shall be made by Landlord and Tenant with respect to the transition period.

          (b)   "Base Tax Year" means the tax Fiscal Year commencing on July 1, 2005 and ending on June 30, 2006.

          (c)   "Real Estate Taxes" means, as to any given Tax Year, the total of all taxes (excluding any succession, transfer, or gift taxes and any income taxes, franchise taxes, any taxes on rentals, inheritance taxes, estate taxes, excise taxes, capital stock taxes, and excluding any penalties or interest incurred by Landlord due to Landlord's failure to make timely payment of Real Estate Taxes) and assessments, water, sewer, and other rents, rates, charges, excises, levies, fees, and all other charges, that are for the Tax Year levied, assessed, or imposed by any governmental authority, upon, against or with respect to the Complex including the buildings in the Complex, the Parking Garage, and the land and common areas of the Complex or rentals, use, or occupancy of the same and, as to any of the same for the first time levied, assessed, or imposed in the future, whether they are in replacement, substitution, or addition of or to Real Estate Taxes theretofore in effect. Landlord agrees to cause betterment assessments to be paid over the longest period permitted by law, and, as to such betterment assessments, only installments (together with any interest thereon) coming due during the Tax Year in question shall be added into "Real Estate Taxes" for such Tax Year. If during any Tax Year, Landlord makes payments as calculated under that certain "Memorandum of Understanding with respect to Payment In Lieu of Taxes," between the Town of Watertown and Landlord dated as of July 1, 2002, as the same may be amended (the "MOU"), Real Estate Taxes shall mean the aggregate payment made by Landlord under the MOU in such Tax Year, provided that the Base Tax Year also includes the aggregate payment made by Landlord under the MOU in the Base Tax Year. It is understood and agreed that the MOU currently provides for an annual increase of three percent (3%).

          (d)   "Tenant's Tax Share" 1.4792% (the percentage calculated by dividing the rentable square feet of the Premises (10,993) by the Rentable Square Feet of the Complex (743,176)). Tenant's Tax Share shall be adjusted proportionately if the Rentable Square Feet of the Complex is increased or decreased. Tenant's Tax Share shall not be adjusted if the rentable square feet of the Premises is increased or decreased.

          (e)   "Tax Reimbursement" shall mean with respect to each Tax Year during the Lease Term after the Base Tax Year, an amount equal to Tenant's Tax Share of the increase in Real Estate Taxes for such Tax Year over Real Estate Taxes for the Base Tax Year.

        Section 4.2.    Payment of the Tax Reimbursement.    Landlord shall annually estimate the Tax Reimbursement and, commencing on July 1, 2006, one-twelfth of the amount estimated shall be paid on each Rent Payment Day, whether or not the Real Estate Taxes are due and payable to the applicable taxing authority. Within sixty days after Landlord furnishes Tenant with a copy of the bill(s) for real estate taxes for a Tax Year, Landlord and Tenant shall make an adjustment, with payment to Landlord in the case that Tenant owes additional amounts to Landlord, or with a credit given by Landlord to Tenant against Rent next coming due, so that Landlord shall receive the entire amount of the Tax Reimbursement with respect to such Tax Year and no more. If at the end of the Lease Term this Lease shall be in effect for less than a full Tax Year, the Tax Reimbursement for that Tax Year shall be prorated based on the number of days this Lease shall be in effect during such Tax Year. If this Lease expires or is terminated during a Tax Year, the adjustment referred to above shall occur upon such expiration or termination, or, if necessary, as soon thereafter as accurate information as to the Real Estate Taxes for the Tax Year is known, except that Landlord shall promptly refund to Tenant any such excess payment, but Landlord may deduct from any adjustment due Tenant, any unpaid Rent or other claims that Landlord may have against Tenant.

        Section 4.3.    Abatement.    Nothing contained in this Lease shall obligate Landlord to seek any abatement of Real Estate Taxes. If Landlord shall seek an abatement (or otherwise contest with a taxing authority the Real Estate Taxes), and if, after Tenant shall have made a payment to reimburse Landlord on account of such Real Estate Taxes, Landlord shall receive a refund with respect to a Tax Year of any portion of the Real Estate Taxes on which such payment shall have been based, then of the net refund (i.e., the amount of the refund remaining after deducting all expenses (including reasonable attorneys' fees and expenses) incurred by Landlord in obtaining such refund), Landlord shall grant Tenant a credit against Rent next coming due in the amount of Tenant's Tax Share; provided, however, that Landlord need not pay Tenant as aforesaid more than the amount paid by Tenant to Landlord under Section 4.2 for the Lease Year(s) in question. If this Lease expires before Tenant realizes the benefit of the total amount of the credit to which Tenant is entitled under this Section 4.3, then Landlord shall pay Tenant the amount of the outstanding credit within thirty days after the expiration of this Lease after first deducting for any unpaid Rent or other claims that Landlord may have against Tenant, and, if Landlord receives a refund of Real Estate Taxes after the expiration of this Lease that would have resulted in a credit to Tenant under this Section 4.3, then Landlord shall pay to Tenant the amount of such credit within thirty days after the date that Landlord receives the refund from the taxing authority, after first deducting for any unpaid Rent or other claims that Landlord may have against Tenant.

        Section 4.4.    Landlord's Right to Recover.    Tenant covenants and agrees to pay the Tax Reimbursement when due as provided in this Article 4, for any breach of which Landlord shall have the rights and remedies set forth in Article 6.

ARTICLE 5. COVENANTS

        Section 5.1.    Tenant's Covenants.    Tenant covenants and agrees that during the Lease Term and such further time as Tenant holds any part of the Premises, Tenant shall pay or perform, as the case may be, the following as set forth below:

          5.1.1.    Rent and other Payments; Independent Covenant.    Tenant covenants to pay when due (without any offset, deduction, or abatement whatever, except as provided in this Lease in §8.2.3, and §9.2.2) the Rent, including all charges for electricity and other utilities and services that are delivered or attributable to the Premises. The foregoing covenant of Tenant is an independent covenant and Tenant shall have no right to withhold or abate any payment of Rent or other payment, except as provided in this Lease in §8.2.3, and §9.2.2, or to set off any amount against the Rent or other payment then due and payable, or to terminate this Lease, because of any breach or alleged breach by Landlord of this Lease. Tenant hereby acknowledges and agrees that it has been represented by counsel of its choice and has participated fully in the negotiation of this Lease, that Tenant understands that the remedies available to Tenant in the event of a default by Landlord may be more limited than those that would otherwise be available to Tenant under the common law in the absence of certain provisions of this Lease, and that the so-called "dependent covenants" rule as developed under the common law (including, without limitation, the statement of such rule as set forth in the Restatement (Second) of Property, Section 7.1) shall not apply to this Lease or to the relationship of landlord and tenant created hereunder.

          5.1.2.    Care of Premises.    Damage by fire, other casualty, eminent domain, and reasonable wear and use excepted, Tenant covenants to keep the Premises substantially in as good order, repair, and condition as the same are in at the commencement of the Initial Lease Term, or may, in accordance with the terms of this Lease, be put in thereafter; to keep the Premises clean and neat; and to conform to Landlord's reasonable requests from time to time relating to the appearance of the Premises, such requests to be reasonably consistent with keeping the appearance of the Premises to the general standard of the Complex. The exception of reasonable wear and use contained in this Section 5.1.2 shall not be construed to permit Tenant to maintain the Premises in anything less than good, serviceable, and tenantable condition, damage by fire, other casualty or eminent domain excepted. Tenant covenants to take good care of the Premises and the fixtures and appurtenances therein, including the Building Systems and Structural Components, and to keep the Premises in a safe and sanitary condition. Tenant is not required to make repairs, alterations, or replacements to the Existing HVAC System or Structural Components, except that if such repairs, alterations, or replacements are required due to (i) Tenant's negligence or wrongful acts or omissions, or (ii) the fact that Tenant has caused or permitted use of or damage to Building Systems in violation of Legal Requirements or Insurance Requirements, then in either such case Landlord may cause such repairs, alterations, or replacements to be performed at Tenant's sole expense. Tenant is required to make, at Tenant's sole expense, all repairs, alterations, and replacements to any Building Systems that are installed by Tenant or at Tenant's direction, regardless of the event occasioning the need therefore, except to the extent arising from any omission, fault, negligence, or other misconduct of Landlord or of Landlord's agents, contractors or employees.

          5.1.3.    Glass.    Damage by fire or other insured casualty excepted, Tenant covenants to keep all interior glass of within the Premises, if any, including that in windows and doors, whole and in good condition, and to replace promptly any glass that Tenant may damage or break with glass of the same quality.

          5.1.4.    Yielding Up of Premises on Termination or Expiration, Security Interests.    Tenant covenants that at the expiration or earlier termination of this Lease, Tenant shall (A) promptly remove (i) Tenant's personal property, goods and effects, (including any signage installed by Tenant or at Tenant's direction); and (ii) benches, sinks, or fume hoods installed at Tenant's sole cost and expense (collectively, "Tenant's Lab Equipment"), unless Tenant obtains Landlord's prior written consent to leave Tenant's Lab Equipment at the Premises; and (B) peaceably yield up immediately the Premises (together with any additions and improvements made thereto, except for items removed by Tenant in accordance with the terms of this Lease), clean and in compliance with Section 5.1.25.1, and in good order, repair, and condition, damage by fire, other casualty, eminent domain and reasonable wear and use (as described in Section 5.1.2) excepted. All alterations and fixtures shall be left in the Premises at the expiration of the Lease Term, except that with respect to alterations installed by Tenant pursuant to 5.1.9, Landlord may, at the time of approval of such alterations, require removal of such alterations, and with respect to alterations installed as part of Tenant's Work, Landlord may require removal of such alterations by the terms of Landlord's Approval Letter (see Exhibit F). If removal of any alterations or fixtures or any of Tenant's other goods, effects, personal property or signage causes any damage to the Premises, Tenant shall promptly repair same, or, at Landlord's election, pay to Landlord money sufficient to cover the cost (as reasonably estimated by Landlord) for restoring the Premises. All goods, effects, or personal property remaining in or on the Premises after the Tenant vacates the Premises or after the termination or expiration of this Lease (whichever first occurs) shall be deemed abandoned, and Landlord shall have the right to remove same at Tenant's expense and use, sell, or destroy same as Landlord may elect. Tenant shall not grant security interests in any alterations or fixtures.

          5.1.5.    Overloading, Nuisance, Flammables, Increase in Insurance Premiums.    Tenant covenants not to injure, overload the capacity of the Building Systems and Structural Components, or deface the Premises, the Building or any part of the Complex, nor permit on the Premises any flammable fluids or chemicals, except for the Permitted Hazardous Materials per Section 5.1.25, or any nuisance or emission from the Premises of any objectionable noise or odor, nor permit any use of the Premises that is improper, contrary to law or ordinance, or liable to invalidate (or increase the premiums for) any insurance on the Building or its contents or liable to render necessary any alterations or additions to the Building. Tenant shall not permit to be released on the Premises, the Building or any part of the Complex any Hazardous Materials. If for any reason Tenant's particular manner of use of the Premises results in an increase of the premiums for the insurance of Landlord, Tenant shall on demand reimburse Landlord and such other tenants of the Building for all such insurance premium increases.

          5.1.6.    No Obstruction; Rules and Regulations.    Tenant covenants not to obstruct in any manner the sidewalks or other approaches to the Building, the Reserved Facilities or any other Common Facilities of the Complex. Tenant covenants and agrees to comply with the rules and regulations attached hereto as Exhibit A, including such amendments thereto as Landlord may reasonably promulgate from time to time with regard to the care and use of the Premises, the Building, the Reserved Facilities, the Complex and the facilities, and approaches thereto. To the extent of any inconsistencies between the rules and regulations, and the terms of this Lease, the express terms of this Lease shall govern.

          5.1.7.    Compliance with Laws; Safety; Health.    Tenant covenants to keep the Premises in a safe and sanitary condition and to comply with and to keep the Premises in compliance with, all Legal Requirements and Insurance Requirements now or hereafter existing that are required by or arise as a result of the particular use made of the Premises by Tenant. Without limiting Tenant's obligations existing under any other provision of this Lease, if required by the foregoing sentence, Tenant covenants and agrees to make all required repairs, alterations, replacements, or additions in and to the Premises and to install any required devices or equipment. If any of Tenant's Work or any other work in the Premises performed by Tenant, including any Construction Work, triggers the need for other alterations under either the Americans with Disabilities Act, 42 U.S. Code 12101 et seq., as it may be amended from time to time ("ADA") or other Legal Requirement, such alterations shall be performed by Tenant (or by Landlord, at Landlord's election, if the alterations are needed in areas of the Building other than the Premises) in either case at Tenant's expense. Tenant is responsible for obtaining all permits and licenses from Governmental Authorities that are needed for Tenant to use the Premises. Except for any alterations required in connection with the ADA as set forth above, Tenant shall not be responsible for compliance with any other laws, regulations, or the like requiring (i) structural repairs or modifications to the Structural Components of the Buildings or (ii) repairs or modifications to the Building Systems of the Building, or (iii) installation of new building service equipment, such as fire detection or suppression equipment, unless such repairs, modification, or installations shall (a) be due to Tenant's particular manner of use of the Premises (as opposed to office use generally), or (b) be due to the negligence or willful misconduct of Tenant or any agent, employee, contractor, or invitee of Tenant.

          5.1.8.    No Assignment or Subletting.    As used in this Lease "Subletting" includes transactions creating or resulting in one or more subleases, tenancies-at-will, licenses, concessions, or other occupancy arrangements. The instrument evidencing the Subletting is referred to herein as the "Sublease". Except as permitted in Section 5.1.8.8 below, Tenant covenants not to engage in, or permit the assignment, transfer, mortgage, alienation, or pledge (collectively "Assignment") of this Lease or any interest therein, nor engage in, or permit any Subletting of all or any part of the Premises, nor suffer any of the foregoing to occur, without Landlord's prior written approval in each instance. Landlord agrees that, subject to the provisions of this Section 5.1.8, including satisfaction of the conditions set forth in Section 5.1.8.5, and subject to Landlord's rights under §5.1.8.2 below, Landlord will not unreasonably withhold or delay its consent to a Subletting or Assignment. Notwithstanding anything contained herein to the contrary, Landlord shall not be deemed to have acted unreasonably in its election not to consent to any such action on the part of Tenant because (i) an Event of Default shall have occurred and be continuing under this Lease or Tenant shall otherwise be in default in the performance of the terms, covenants or conditions contained in this Lease, (ii) the proposed assignee or sublessee (the "Proposed Tenant") shall be an existing tenant or occupant of the Complex, (iii) such assignment or subletting shall cause Landlord to be in breach of any "exclusive use" or similar provision contained in any other lease for space in the Complex, (iv) in the reasonable judgment of Landlord, the Proposed Tenant is of a character or is engaged in a business which would be deleterious to the reputation of the Complex, or the Proposed Tenant is not sufficiently financially responsible to perform its obligations under any such Assignment or Subletting, or the Proposed Tenant or any of its partners, members, shareholders, employees or affiliates, or the business conducted by any of them, could pose a security risk for the Complex and/or its occupants, (v) the Proposed Tenant is a Governmental Authority; (vi) the portion of the Premises which Tenant proposes to Sublease including the means of ingress and egress thereto and the proposed use thereof, and the remaining portion of the Premises will violate any Legal Requirement, (vii) the Proposed Tenant is a party with whom Landlord is then negotiating a lease for space in the Complex; provided, however, that the foregoing are merely examples of the reasons for which Landlord may reasonably not consent to any such actions by Tenant and shall not be deemed exclusive of any reason for reasonably making such election, whether similar or dissimilar to the foregoing examples.

            5.1.8.1.    Transfers of Interests in Tenant.    Except for transfers per Section 5.1.8.8, if at any time while this Lease is in effect, Tenant is a corporation (excluding a corporation the outstanding voting stock of which is listed on a recognized securities exchange), a trust (whether or not having shares of beneficial interest), a partnership or association, or otherwise not a natural person, and there shall occur any transfer (by one or more transfers) of a controlling portion of or controlling interest in the stock, partnership, membership, or beneficial interest, or other evidences of equity interests or voting interest of Tenant, such change in identity shall also constitute an Assignment for the purposes of this Section 5.1.8. The foregoing prohibition against Assignment and Subletting shall include voluntary and involuntary Assignment and Subletting, and Assignment and Subletting by operation of law, including corporate mergers or consolidations, and (if Tenant is a corporation or other entity) shall include Assignment of the controlling interest in the Tenant, except that transfers of stock or membership interests of Tenant (or other equity interest(s) tantamount to an equity interest) to members (who are not under a legal disability so as to prevent such member from performing the transferor's obligations) of the immediate families of the substantial owners of Tenant shall be permitted if they occur either (a) by inter vivos transfer if the transferor gives fourteen days prior written notice to Landlord of the proposed transfer including with the notice true copies of all documents that will evidence the transfer, the name, address, and family relationship of the proposed transferee, and information in such detail as Landlord may request about the transferee's creditworthiness and business experience or (b) by the terms of the duly probated will of the transferor.

            5.1.8.2.    Listing of Names.    The listing of any name other than that of Tenant either on the doors of the Building or otherwise, shall not operate to vest in any such other person, firm, or corporation any right or interest in the Lease or in the Premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by Landlord by written notice to Tenant.

            5.1.8.3.    Additional Rent from Assignment or Subletting.    Tenant shall, within thirty days of receipt thereof, pay to Landlord as other additional rent, fifty percent (50%) of any rent, sum, and other consideration to be paid or given in connection with any Subletting or Assignment, either initially or over time, after deducting the Deductible Costs in excess of Basic Rent attributed to the portion of the Premises being sublet or assigned, as if such amount were originally called for by the terms of this Lease. The term "Deductible Costs" shall mean (A) reasonable documented actual out-of-pocket expenses paid for (i) legal services, (ii) brokerage fees and (iii) advertising expenses, each as incurred by Tenant in connection with the Subletting or Assignment, (B) reasonable actual out-of- pocket amortized construction costs necessary in connection with the Subletting or the Assignment, including costs of constructing demising walls necessary to demise the subleased space from the Premises in excess of the Landlord's Contribution (as defined in Exhibit F); and (C) the unamortized costs incurred by Tenant in performing Tenant's Work (as defined in Exhibit F), to the extent they exceed the pro-rata portion of Landlord's Contribution).

            5.1.8.4.    Conditions to Subletting or Assignment.    Notwithstanding any contrary provision of this Lease, Tenant shall have no right to enter into a Subletting or Assignment unless on both (i) the date on which Tenant notifies Landlord of its intention to enter into a Subletting or Assignment and (ii) the date on which such Subletting or Assignment is to take effect, no Breach or Event of Default exists that, in either case, has not been cured. Any attempted Assignment or Subletting in violation of any of the provisions of this Lease shall be void. No Assignment or Subletting shall in any way impair the continuing primary liability of Tenant hereunder (which after any such Assignment or Subletting shall be joint and several with the persons claiming under the Assignment or Subletting).

            5.1.8.5.    Additional Provisions for Assignment.    No Assignment shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of assignment (wherein the assignee assumes the performance of Tenant's obligations under this Lease provided, however, such assumption shall not relieve or reduce Tenant's obligations under this Lease) and all related documents. In the event of an Assignment, Landlord and the assignee thereunder may modify this Lease in any manner, without notice to Tenant and without Tenant's prior consent; provided, however, that Tenant shall not be liable for any such modified obligations.

            5.1.8.6.    Additional Provisions for Subletting.    No Subletting of all or any part of the Premises shall be effective unless and until Tenant delivers to Landlord duplicate originals of the Sublease and of all related documents. Tenant shall also deliver to Landlord true, correct and complete copies of any letters of credit held by Tenant under such Sublease. Any cash security deposits held by Tenant under any Sublease shall be deposited into trustee accounts and Tenant shall provide Landlord with the applicable account information prior to commencement of the term of such Sublease. The term of any Subletting shall expire no later than one day prior to the Lease Expiration Date. Any Subletting shall (a) be subject and subordinate to this Lease; (b) contain a provision prohibiting the subtenant from assigning the Sublease or subletting all or any part of the subleased premises except in accordance with the terms of this Lease; and (c) include an agreement by the subtenant and Tenant that in the event this Lease is terminated, such subtenant shall, at Landlord's request, attorn to Landlord on the terms of the Sublease, and the letters of credit and cash deposits held in trustee accounts shall be delivered in full to Landlord, and in such event such Sublease shall remain in full force and effect between Landlord and such subtenant as if the Lease had not been terminated, and such subtenant shall promptly execute such documents as Landlord shall reasonably request.

            5.1.8.7.    Affiliates.    Notwithstanding the third sentence in Section 5.1.8 or anything to the contrary in §5.1.8.1, Tenant may enter into a Subletting or Assignment to Affiliates (as defined below) without Landlord's consent, provided, however, that (i) Tenant must provide Landlord with prior written notice of any proposed Subletting or Assignment to Affiliates, and such notice shall include as an attachment a copy of the proposed Sublease or Assignment and a description of the relationship between Tenant and the Affiliate, (ii) in all events Tenant shall remain primarily liable hereunder, and (iii) in the event of an Assignment or a Subletting of more than fifty percent of the Premises, the Affiliate must be capitalized sufficiently to meet the assignee or subtenant obligations under the Assignment or Subletting as evidenced by a recent financial statement prepared consistently with Tenant's Financial Statement. Any Subletting or Assignment to an Affiliate will be subject to the terms and provisions of this Section 5.1.8. The term "Affiliate(s) " shall mean an entity that is controlled by, is under common control with, or which controls A123 Systems, Inc. For the purposes of this Section, "control" shall mean the ownership of more than fifty percent of the beneficial interest of the entity in question, together with rights to exercise more than fifty percent voting control over the entity. Tenant agrees to promptly provide Landlord with all documentation reasonably requested by Landlord evidencing the relationship between Tenant and the Affiliates, and current financial statements for the Affiliate. Tenant may enter into an Assignment of the Lease to any successor of Tenant by merger, consolidation or acquisition of all or substantially all the stock or assets of Tenant; provided that (A) Tenant shall deliver to Landlord reasonable advance notice of any such Assignment, (B) the net worth of Tenant's successor (determined in accordance with generally accepted accounting principles) immediately after such merger, consolidation or sale is equal to or greater than Tenant's net worth as of the Lease Commencement Date; and (C) any such Assignment shall comply with the other terms and conditions of this Section 5.1.8.

            5.1.8.8.    Landlord's Expense.    Tenant shall pay to Landlord, promptly upon demand therefor, all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord in connection with any Assignment or Subletting.

          5.1.9.    Landlord's Consent Required for Tenant's Alterations.    Other than Tenant's Work, Tenant covenants not to make in or to the Premises or the Building any construction work, alterations, or additions (collectively, "Construction Work") or any holes in the walls, partitions, ceilings, or floors or to paint or place therein or thereon any signs or to place therein or thereon any awnings, aerials, flagpoles, or the like, without on each occasion obtaining the prior written consent of Landlord. Landlord's consent shall not be required in connection with hanging works of art or other decorative items on wall or partitions. In addition, Tenant may make non-structural alterations affecting only the interior of the Premises, and not affecting Building Systems, costing less than $20,000 in any one instance (or in the aggregate with respect to related alterations) without Landlord's prior written consent but with prior written notice to Landlord and subject to the provisions of this Lease, including this Section 5.1.9 (collectively, "Permitted Alterations"). Landlord's consent and approval under this Section 5.1.9 shall not be unreasonably withheld, conditioned or delayed, except for alterations affecting Structural Components or Building Systems or affecting the exterior of the Building, which shall be determined by Landlord in its sole discretion. Landlord's consent may be subject to reasonable conditions deemed appropriate by Landlord, including review of plans and specifications, reasonable approval of the contractors and subcontractors, and architect's certificate that the work complies with Legal Requirements, an architect's certificate of completion, and, if required by Legal Requirements, a certificate of the city building inspector of final completion. Tenant covenants to cause any Construction Work in the Premises to be performed expeditiously, with first-class workmanship and materials and in compliance with all applicable Legal Requirements and Insurance Requirements; to pay for the

  same when due; to remove promptly (and not later than twenty-five days in any event), or bond to Landlord's satisfaction, any materialmen's or mechanics liens filed in connection therewith; and to save Landlord harmless and indemnified from all injury, loss, claims, costs, or damage to any person or property occasioned by or growing out of such Tenant Construction Work. If Landlord deems it appropriate to supervise any of the Construction Work, Tenant shall pay the costs and expenses of such supervision, not to exceed three percent of the cost of the Construction Work. Tenant shall cause contractors employed by Tenant to carry worker's compensation insurance in accordance with statutory requirements and commercial general liability insurance and automobile liability insurance covering such contractors on or about the Premises, and such other appropriate insurance coverage as Landlord may reasonably require, in such reasonable amounts as Landlord shall reasonably require, and Tenant shall submit certificates evidencing such coverage to Landlord before the commencement of such Construction Work. Nothing in this Section 5.1.9 shall be deemed to waive the requirement that Tenant obtain Landlord's prior written consent to any such Construction Work, except as otherwise set forth herein. Tenant will provide to Landlord as-built plans of the Premises promptly after the Construction Work is completed (except that as-built plans will not be required for any Construction Work not requiring a building permit, and for which no building permit was obtained, unless the work involves changes in electrical, wiring, plumbing, chemical handling, access doors, venting, or air handling systems, in which case as-built plans shall be provided). Tenant will pay all increases in Real Estate Taxes attributable to the Construction Work.

          5.1.10.    Licenses and Permits.    Tenant covenants to procure, maintain, and observe any and all licenses, permits, special permits, variances, or other Authorizations required by reason of the Permitted Use of the Premises by Tenant (but excluding the Building Permit) or any Construction Work by Tenant that has been consented to by Landlord, and Tenant shall provide copies of same to Landlord. Landlord will cooperate reasonably with Tenant in Tenant's applications for any Authorizations, but Landlord shall not be obligated to incur expenses in connection therewith.

          5.1.11.    Indemnification.

            (a)   To the fullest extent permitted by law, Tenant covenants and agrees to defend (at its own cost and expense and with counsel approved by Landlord), save harmless, and indemnify Landlord:

              (i)    from all liability and claims of whatever nature

                (1)   arising from or related to the omission, fault, act, negligence, or misconduct (whether under this Lease or otherwise) of Tenant or of any employee, agent, contractor, licensee, or visitor of Tenant; or

                (2)   arising from any accident, injury, or damage whatsoever resulting to any person or property while on or about the Premises (except to the extent arising from any omission, fault, negligence, or other misconduct of Landlord or of Landlord's agents, contractor or employees); and

              (ii)   from any actions, proceedings, judgments, expenses, and costs in connection with matters described in Section 5.1.1 l(a)(i) above (including reasonable attorneys fees and expenses), and including any claim of an employee of Tenant (including the subrogated claim) who is covered (or who should have been covered) in whole or in part by worker's compensation.

            (b)   If Landlord is made a party or a third-party defendant to a legal or administrative proceeding (because Landlord as lessor of the Premises is an indispensable party or otherwise), which proceeding was initiated by Tenant based on acts or omissions of others or initiated by others based on acts or omissions of Tenant, Tenant shall reimburse Landlord, upon Landlord's request therefor, for all damages and expenses, including reasonable attorneys fees and expenses related thereto incurred by Landlord, and Landlord shall retain at all times sole discretion to select and direct the attorney(s) to represent Landlord in the proceeding.

            (c)   The covenants and agreements set forth in this Section 5.1.11 shall continue in full force and effect for the longest period of time permitted by law, notwithstanding the expiration or termination of this Lease.

            (d)   Provisions in this Lease that provide for Tenant's indemnity or exoneration of Landlord from liability shall be applied to the fullest extent permitted by law, and shall be construed or modified, as the case may be, so as to be in conformity with, and not in violation of, applicable laws limiting indemnities and exoneration.

          5.1.12.    Enforcement Costs.    Tenant covenants to pay as other additional rent, Landlord's reasonable expenses (including reasonable attorneys' fees and expenses), incurred in enforcing or demanding enforcement of any of Tenant's obligations under this Lease.

          5.1.13.    No Interference.    Tenant shall not permit employment of any contractor, worker, or mechanic in the Premises, if such employment will interfere, or cause any conflict, with other contractors, workers, or mechanics engaged in work in the Building or in other parts of the Complex, and upon the request of Landlord, Tenant shall cause all such contractors, workers, and mechanics to leave the Building and Complex immediately. Tenant shall submit a list of its proposed contractors to Landlord for approval, which approval shall not be unreasonably withheld. Tenant shall not permit any auction sale on or in the Premises or any other part of the Complex.

          5.1.14.    Delivery of Financial Statements.    Within ninety days after the end of each of Tenant's fiscal years occurring during the Lease Term, Tenant shall deliver to Landlord, an audited annual financial statement of Tenant ("Tenant's Financial Statement") for the then completed fiscal year prepared in accordance with generally accepted accounting principles consistently applied and certified by a nationally recognized accounting firm reasonably satisfactory to Landlord.

          5.1.15.    No Violation.    Tenant covenants not to permit any servants, licensees, employees, agents, invitees, or visitors of Tenant to violate any covenant or obligation of Tenant hereunder, or any of the rules and regulations from time to time promulgated by Landlord in such manner as Landlord may elect. Nothing herein obligates Landlord to enforce the rules and regulations, or the terms, conditions, or covenants of any lease as against any other tenant or occupant of the Complex. Landlord shall not be liable to Tenant for violations of such rules, regulations, terms, conditions, or covenants by any other tenant, or any servant, employee, invitee, licensee, agent, or visitor of any other tenant.

          5.1.16.    Use.    Tenant may not use all or any part of the Premises, the Common Facilities, the Building or the Complex in any manner that in Landlord's reasonable judgment would adversely affect the use and enjoyment of the Complex by any other tenant, occupant, visitor, or invitee, the character or reputation of the Complex, or publicly embarrass Landlord or any tenant or occupant of the Complex. In addition to other remedies that Landlord may have, at Landlord's election, Landlord may by notice to Tenant recapture the Premises, if substantially all of the Premises are not in continuous use for more than nine months by Tenant or any tenant under a Sublease or Assignment entered into pursuant to Section 5.1.8.

          5.1.17.    Keys.    Upon expiration or termination of the Lease, Tenant covenants to deliver the keys (which includes access cards) of the Premises to Landlord. Tenant covenants not to change or replace any locks or any electronic access system nor shall new locks or electronic access system be added by Tenant without the written permission of Landlord, which permission shall not be unreasonably withheld. Tenant agrees that any locks or electronic access system so permitted to be installed shall become the property of Landlord and shall not be removed by Tenant.

          5.1.18.    Security Alarm.    Tenant covenants not to install any security alarms or systems without prior written consent from Landlord, which consent will not be withheld unreasonably by Landlord. Tenant shall be responsible for all costs associated with any Tenant installed security system. Tenant covenants to supply Landlord keys, devices, or instructions, as the case may be, for deactivating said security alarms or systems. Any such security alarms or systems shall become part of the real estate at the election of Landlord.

          5.1.19.    No Parking.    Tenant covenants not to park automobiles, motorcycles, other vehicles, or bicycles on any part of the Complex, except in accordance with Section 2.7.

          5.1.20.    Insurance.

            (a)    Types.    Tenant covenants to maintain at all times during the Lease Term for the mutual benefit of Landlord and Tenant with respect to the Premises and Tenant's property therein a fully-paid commercial general liability insurance policy written on an occurrence basis, with a so-called "broadening endorsement" (or in the so-called "broad form") insuring, without limitation, contractual liability, bodily injury (including death), personal injury, products liability (and, if applicable, garage keepers liability, inn keepers liability, liquor liability, fire legal liability, and, if there is an elevator in the Building, elevator liability), with an endorsement deleting the "care, custody, and control" exclusion and with a combined single limit equal to the Minimum Liability Insurance Coverage (with an annual aggregate limit greater than two times the Minimum Liability Insurance Coverage) with respect to bodily injury, personal injury, property damage, and policies of pollution legal liability insurance in an amount of at least $2,000,000. If Tenant conducts business at locations other than the Premises, the insurance policy shall contain an endorsement that the aggregate limit in the policy shall apply to the Premises without regard to the Tenant's other locations.

            (b)    General Description.    Each such policy (and any so-called "umbrella policy" carried by Tenant) shall name Landlord as additional insured and Tenant as insured and shall be issued by companies licensed to do business in Massachusetts having current A.M. Best and Company ratings of A or better and financial size rating of class VIII or higher, have deductibles satisfactory to Landlord, and be otherwise satisfactory to Landlord, and with respect to Landlord shall be noncancellable and not subject to modification without thirty days, prior written notice to Landlord by registered or certified mail return receipt requested at the same address as herein provided for notices from Tenant to Landlord. Tenant covenants to deliver to Landlord, before the Lease Commencement Date, and before the commencement of each Lease Year but in any event at least thirty days before the expiration date of any existing policy (and before each renewal thereof), a certificate of insurance for each policy describing the insurance that will be in effect for such Lease Year, and if Tenant fails to do so, Landlord, without thereby waiving or limiting any other right or remedy that Landlord may have, shall have the right but not the obligation to obtain insurance for Tenant and the cost of obtaining such insurance and the premiums therefor shall be other additional rent. If the Initial Lease Term is extended pursuant to Article 10, the minimum limits of such insurance policies for the Extension Term shall be increased as Landlord may reasonably request from time to time. At any time, and from time to time, upon Landlord's request, Tenant will forthwith deliver to Landlord a true copy of each such insurance policy. Upon Landlord's request, Tenant shall require Tenant's insurance company to explain to Landlord in writing the nature and extent of the coverage and the exclusions, if any, provided by such policy or policies.

            (c)    Non-liability.    Neither Landlord nor any of its affiliated or subsidiary corporations, nor their respective agents, officers, members of governing boards, or employees shall be liable to Tenant or Tenant's agents, officers, directors, shareholders, partners, principals, invitees, contractors, licensees, trespassers, or persons occupying or using the Premises, or persons claiming by or through any of same, for injury, loss, or damage to person or property (including Tenant's tenant improvements, betterments, fixtures, equipment, appliances, personal property, and the like) including those resulting from any accident or occurrence in or upon the Premises, Building or Complex, except to the extent arising from the negligence or willful misconduct of Landlord. If any property of Tenant is entrusted to Landlord or Landlord's agent, such person shall be deemed to be acting as Tenant's agent.

          5.1.21.    Subordination.    Tenant covenants that at the request of Landlord from time to time, Tenant shall subordinate this Lease, and Tenant's rights hereunder, to any mortgage, provided that the holder of such mortgage enters into an SNDA Agreement (as defined below) with Tenant. Upon Landlord's request, Tenant agrees to enter into an agreement with the holder of any mortgage, on the mortgagee's customary form (an "SNDA Agreement"). Landlord represents that as of the Date of this Lease, there is no mortgage encumbering the Complex. The SNDA Agreement shall provide that the holder agrees that, in the event of a foreclosure of the mortgage, by entry or by sale, deed in lieu of foreclosure or the holder or its successors otherwise obtaining possession of, or title to, the Premises, Tenant, if Tenant is not then in default beyond applicable grace and cure periods with respect to any of the covenants or conditions of this Lease to be performed or observed by Tenant, shall peaceably hold and enjoy the Premises and enjoy all of its rights hereunder for the remainder of the Lease Term upon the same terms, covenants, and conditions as in this Lease contained and without hindrance or interruption from such holder, and Tenant agrees, among other things, that in the event of such entry or foreclosure, to recognize such holder or any other person acquiring title to the Premises as Landlord hereunder for the balance of the Lease Term. The SNDA Agreement shall also provide that no said holder shall be deemed to be the owner of the Complex until said holder shall have acquired title to the Complex or shall have entered the Complex as mortgagee in possession or for the purposes of foreclosure.

          5.1.22.    Harvard Name.    Tenant covenants and agrees that unless Landlord first gives its prior written consent, Tenant shall not (i) use the word "Harvard" (whether alone or in combination with other words), (ii) display or otherwise use the name, emblem, or logo (or any similar name, emblem, or logo) of any school, department, or other component, constituent, or affiliate of Landlord, or (iii) otherwise refer to Landlord or any school, department, or other component or affiliate of Landlord in or on any sign, advertisement (including any newspaper, television, or radio advertisement), commercial announcement, circular, flier, or other publication.

          5.1.23.    Tenant's Managers.    Tenant covenants to deliver to Landlord at Landlord's request, the name of the office manager employed on the Premises and their contact information.

          5.1.24.    Tenant's Expense, Personal Property Taxes.    Performance by Tenant of all of Tenant's covenants and agreements in this Lease, and observance by Tenant of all terms and conditions in this Lease to be observed by Tenant, shall be Tenant's sole responsibility and shall be at Tenant's sole cost and expense, and Landlord shall bear no responsibility therefor. Tenant shall promptly pay all taxes imposed on Tenant's personal property, trade fixtures, and equipment.

          5.1.25.    Hazardous Materials.    Tenant may use (i) chemicals such as adhesives, lubricants, ink, solvents, and cleaning fluids of the kind and in amounts and in the manner customarily found and used in business offices to conduct its business at the Premises, and to maintain and operate the business machines located in the Building; and (ii) Permitted Hazardous Materials. Except as permitted by the preceding sentence, Tenant covenants not to use, store, handle, treat, transport, release, or dispose of Hazardous Materials on or about the Premises, the Building or the Complex without Landlord's prior written consent, which consent Landlord may withhold or condition in Landlord's sole discretion. The term "Permitted Hazardous Materials" shall mean only materials which are necessary in connection with the Permitted Use, and are listed in Exhibit J attached hereto. For the purpose hereof, the types of materials considered as Permitted Hazardous Materials shall be consistent with definitions and listings of the compounds provided in The Emergency Planning and Community Right-to-Know Act ("EPCRA") (42 U.S.C. Section 11011 et seq.). Tenant's storage of Permitted Hazardous Materials shall not exceed the lesser of twenty percent of (A) the threshold planning quantity for any particular substance listed under Section 302 of EPCRA, or 500 pounds, whichever is less, or (B) the limits established in the Clean Air Act Section 112(r); except that with respect to gasoline and other flammables, the quantity shall be limited to the lesser of (x) the quantity permitted under either the Massachusetts State Building Code or Fire Code, whichever is less, or (y) the quantity permitted under local permitting requirements. In addition, flammable Permitted Hazardous Materials shall only be permitted in those portions of the Premises shown on Tenant's Final Construction Drawings as "containment areas", and that are subsequently approved as "containment areas" in the certificate of occupancy obtained by Tenant for the Premises. Tenant shall not increase the size or storage capacity of any flammable storage area. Tenant shall report to Landlord (A) any spill or release of any Hazardous Material, including any spill or release of twenty percent or more of the reportable quantity for any particular substance listed under Section 304 of EPRCA, and (B) Tenant's plan for the clean-up, remediation and final close-out of such spill or release in accordance with the requirements of the Massachusetts Contingency Plan 310 CMR 40.0000. Tenant may conduct operations as permitted pursuant to this Lease provided Tenant has conducted a documented Health, Safety and Environmental review of operations; and that review addresses and mitigates reasonable risks that may impact concerns as may be provided by local, state or federal rules, regulations and statutes. If Tenant desires to use Hazardous Materials other than Permitted Hazardous Materials, or in quantities that exceed the quantities allowed for Permitted Hazardous Materials, Tenant shall obtain the prior written consent of Landlord in each instance. Any handling, treatment, transportation, storage, disposal, or use of Hazardous Materials by Tenant in or about the Premises or the Complex, and Tenant's use of the Premises shall comply with all applicable Legal Requirements, Environmental Laws, and with the Environmental Restrictions. Tenant will be responsible for managing Hazardous Materials in accordance with Massachusetts hazardous waste regulations, 310 CMR 30.00. Tenant shall comply at all times with the requirements of the Massachusetts Water Resource Authority (MWRA) and other authorities having jurisdiction for wastewater discharge. Under no circumstances shall Tenant discharge any prohibited substances to the wastewater system of the Complex, including mercury and other compounds. At least ten Business Days prior to the Occupancy Date, in connection with any request to add additional Permitted Hazardous Materials, or increase quantities of Permitted Hazardous Materials over quantities allowed above, and within ten Business Days of Landlord's written request therefor, Tenant shall provide Landlord with the following information: (a) a description of the procurement, handling, storage, use, and disposal procedures for all Permitted Hazardous Materials, including a description of the type and quantity of Permitted Hazardous Materials generated, and a copy of Tenant's EPA hazardous waste generator registration; (b) all plans or disclosures or emergency response plans that Tenant has prepared, including without limitation Tenant's spill response plan, and all plans that Tenant is required to supply to any Governmental Authority pursuant to any Environmental Laws or other Legal Requirements; and (c) such other information requested by Landlord. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against, any liabilities, losses claims, damages, interest, penalties, fines, attorneys' fees, experts' fees, court costs, remediation costs, and other expenses that result from the use, storage, handling, treatment, transportation, release, threat of release or disposal of Hazardous Materials in or about the Premises, the Building or the Complex by Tenant or Tenant's agents, employees, contractors, or invitees, or the violation of any of the Environmental Restrictions by Tenant, or Tenant's agents or employees. Tenant shall give written notice to Landlord as soon as reasonably practicable of any communication received by Tenant from any Governmental Authority concerning Hazardous Materials that relates to the Premises or the Complex. Attached hereto as Exhibit G is a list of documents imposing environmental restrictions on the Complex (as the same may be amended from time to time, collectively, the "Environmental Restrictions"). Tenant acknowledges that it has received a copy of the Environmental Restrictions listed on Exhibit G. The Premises are leased subject to the Environmental Restrictions. As used herein the term "Hazardous Material" means any hazardous or toxic substance, material, or waste or petroleum derivative that is or becomes regulated by any Environmental Law. The term "Hazardous Material" includes all Permitted Hazardous Materials, and further includes any material or substance that is (i) designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), (iv) defined as "hazardous substance" or "oil" under Chapter 21E of the General Laws of Massachusetts, or (v) defined as hazardous chemicals under OSHA's Hazard Communication standards, 29 CFR 1910.1200. The term "Environmental Laws" includes Legal Requirements and the laws listed in the preceding clauses (i) through (v) above. The provisions of this Section 5.1.25 shall survive the expiration or earlier termination of this Lease.

            5.1.25.1.    Additional Provisions with respect to Hazardous Materials.

              (a)   At all times while this Lease is in effect, Tenant shall procure and maintain at its sole expense such fully-paid additional insurance as may be necessary to comply with any Legal Requirements applicable to Tenant's use of Hazardous Materials and will deliver certificates of such insurance to Landlord evidencing the foregoing at least ten days prior to the Occupancy Date, and thereafter updates and renewals thereof in accordance with Section 5.1.20.

              (b)   Any increase in the premium for necessary insurance on the Premises or the Complex, to the extent such increase arises from Tenant's use and/or storage of Tenant's Hazardous Materials, shall be at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local government agency with jurisdiction.

              (c)   If Landlord, any mortgagee or governmental authority requires testing or other analysis to determine whether there has been any release of Hazardous Materials and such testing is required as a result of the acts or omissions of Tenant, then Tenant shall reimburse Landlord within thirty days of Landlord's demand, as additional rent, for the reasonable costs thereof. Tenant shall execute affidavits, certifications, and the like, as may be reasonably requested by Landlord from time to time concerning Tenant's actual knowledge and belief concerning the presence of Hazardous Materials in or on the Premises.

              (d)   After Tenant, or anyone claiming by, through or under Tenant, vacates the Premises, and immediately prior to the time that Tenant delivers the Premises to Landlord:

                (1)   Landlord may, at Tenant's expense, cause to be performed by a qualified environmental consultant an inspection of the Premises to assess whether the Premises contain any biological, chemical or radioactive hazards or Hazardous Materials. This inspection may include wastewater conveyance, fume hood exhaust, and other systems which may be contaminated as a result of activities taking place on the Premises.

                (2)   If the inspection is not reasonably satisfactory to Landlord, Landlord shall so notify Tenant, indicating the nature of Landlord's dissatisfaction. Tenant shall be responsible for abating or, at Landlord's election if the Lease Term has expired, paying the cost of abating any condition(s) indicated by Landlord and for which Tenant is responsible pursuant to this Lease; and

                (3)   Tenant shall provide a copy of its most current chemical waste removal manifest and a certification from Tenant, signed by an authorized officer of Tenant, that no Hazardous Materials, inflammable fluids or chemicals introduced by Tenant remain in the Premises.

              (e)   Reference to Tenant in this Section 5.1.25 includes subtenants and assignees, and all persons claiming by, through or under Tenant.

            5.1.25.2.    Existing Environmental Conditions.    Landlord hereby releases Tenant from any liability arising from any Hazardous Materials that exist in the Complex as of the Lease Commencement Date.

          5.1.26.    Tenant's Business Name.    Tenant agrees to provide Landlord with prior written notice of any change in Tenant's Business Name.

        Section 5.2.    Landlord's Covenants.

          5.2.1.    Quiet Enjoyment.    Landlord covenants with Tenant that if and so long as there is no Event of Default, Tenant may quietly hold occupy and enjoy the Premises during the Lease Term, subject nonetheless, to all of the provisions, terms, and conditions of this Lease; the easements, encumbrances, restrictions, and rights referred to in Section 2.2; any Legal Requirements; the Rules and Regulations; and any Insurance Requirements.

          5.2.2.    Landlord's Default.    Landlord shall not be deemed to be in default in the performance of any of its obligations under this Lease unless Landlord shall fail to perform such obligations and such failure shall continue for a period of thirty days (or such additional time as is reasonably required to correct any such default provided that Landlord is diligently pursuing the cure of the same) after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. In the event of any default by Landlord hereunder, Tenant shall have no right to terminate this Lease, or to abate or withhold Rent, or to deduct from Rent any amount expended or to be expended by Tenant to perform any obligation of Landlord hereunder, or to offset or interpose any counterclaim for any amount in any action or proceeding commenced by Landlord with respect to this Lease or the tenancy created hereunder, but Tenant shall have the right, in the event of a default by Landlord hereunder, to exercise all other remedies available to Tenant, at law or in equity, because of such default by Landlord. In no event shall Landlord ever be liable to Tenant for any indirect, special, or consequential damages suffered by Tenant from whatever cause. Tenant further agrees that if Landlord shall have failed to cure any such default within thirty days of such notice to Landlord (or if such default cannot be cured within said time, then within such additional time as may be necessary to cure such default), then the holder(s) of any mortgage(s) or the lessor under any ground lease entitled to notice pursuant to Section 5.3 shall have an additional thirty days within which to cure such default or if such default cannot be cured within that time, then such additional time following the date that such holder or lessor becomes entitled to cure such default as may be necessary to cure such default (including commencement of foreclosure proceedings, if necessary to effect such cure).

          5.2.3.    Landlord's Negligence.    Unless otherwise provided in this Lease, Landlord will indemnify Tenant from all liability and claims for property damage or bodily injury occurring while this Lease is in effect, but only to the extent such injury or property damage was caused by Landlord's negligence, and provided that Tenant gives Landlord prompt written notice of any such claims.

          5.2.4.    Landlord's Insurance.    Landlord shall insure the Building against damage or destruction by fire or other casualties on an "all-risk" of physical loss or damage basis, for full replacement cost value of the Building, with an agreed amount endorsement to satisfy co-insurance requirements. If President and Fellows of Harvard College ("Harvard"), or any affiliate of, or related entity to Harvard, is the Landlord under this Lease, it shall have no obligation to carry or maintain such insurance, and may self-insure for all or any portion of the coverages required by this Section 5.2.4.

          5.2.5.    No Waiver.    Landlord does not waive any liability limitations available to it, whether under M.G.L. c. 231, Section 85K, or otherwise.

        Section 5.3.    Notice to Mortgagee and Ground Lessor.    After Tenant has been delivered notice as herein specified of a mortgage or ground lease covering all or part of the Premises, the Building, or the Complex, no notice from Tenant to Landlord of a default by Landlord shall be effective unless and until a copy of the same is given to the holder of the mortgage or ground lessor at the address specified in the notice delivered by such holder or ground lessor as herein required, as the case may be, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

ARTICLE 6. TENANT'S DEFAULT.

        Section 6.1.    Event of Default.    The occurrence of any of the following shall constitute an "Event of Default" under this Lease:

          (a)   if Tenant shall fail to pay to Landlord when due any payment of Basic Rent or Additional Rent and such failure continues for ten days after receipt of notice, provided, however, that if two such notices are sent to Tenant in any twelve-month period during the Lease Term, thereafter it shall be an Event of Default hereunder if Tenant shall fail to pay when due any payment of Basic Rent or Additional Rent;

          or    (b) if Tenant shall fail to pay to Landlord when due any payment of other additional rent required by this Lease, and such failure continues for fifteen days after receipt of notice, provided, however, that if two such notices are sent to Tenant in any twelve-month period during the Lease Term, thereafter it shall be an Event of Default hereunder if Tenant shall fail to pay within fifteen days of when due, any payment of other additional rent required by this Lease;

          or    (c) if Tenant shall fail to maintain insurance as required by Sections 5.1.20, or shall fail to renew or reinstate the Letter of Credit as and when required in Article 7, or shall enter into an Assignment or Subletting in violation of this Lease;

          or    (d) if Tenant shall fail to perform or observe any of Tenant's other covenants herein (including the rules and regulations referred to in Section 5.1.6) (such failure being a "Breach") and such Breach shall continue

            (i)    for thirty days after written notice of such failure is given to Tenant, or

            (ii)   if more than thirty days are required to correct such failure, than the amount of time reasonably required to correct such failure provided Tenant promptly begins such correction after Landlord gives written notice of such failure, and Tenant diligently prosecutes the correction to completion, except that if two or more notices of the same default are sent to Tenant during the Lease Term, thereafter the occurrence of such default shall automatically be deemed an Event of Default hereunder;

          or    (e) if Tenant shall fail to perform or observe any of Tenant's covenants in Section 5.1.25 (such failure being a "Breach") or if Tenant causes or suffers any release of Hazardous Materials in or about the Premises, the Building or the Complex and Tenant fails to remediate such release in compliance with Legal Requirements within thirty days of such release or such shorter period required by any Governmental Authority;

          or    (f) if this Lease or the estate hereby granted or the unexpired balance of the Lease Term should by operation of law or otherwise, be transferred to, devolve upon, or pass to any person other than Tenant, except as is expressly permitted by the provisions of Section 5.1.8;

          or    (g) if the leasehold hereby created shall be taken either by execution arising out of an action against Tenant, or by other process of law;

          or    (h) if any assignment shall be made of Tenant's property for the benefit of creditors;

          or    (i) if a receiver, guardian, conservator, or similar officer shall be appointed to take charge of all or any part of Tenant's property by a court of competent jurisdiction;

          or    (j) if a petition or proceeding is filed against Tenant by others or is filed by Tenant, or an order for relief is entered with respect to Tenant, under any provision of the federal Bankruptcy Code, 11 U.S.C. Sections 101-151326 & app., or any similar provisions of any future federal bankruptcy law.

          6.1.1.    Written Notice of Termination.    If an Event of Default shall occur, Landlord may immediately or at any time thereafter while such Event of Default continues, terminate this Lease by written notice of termination (or notice to quit) to Tenant, without prejudice to any remedies (whether set forth in this Lease or provided for by law) that might otherwise be used for arrearage of rent, for nonpayment of amounts required to be paid by Tenant to Landlord under this Lease, or for preceding breaches of covenant, and upon the giving of such notice of termination (or notice to quit), this Lease shall terminate.

          6.1.2.    Bankruptcy.    In the case of an Event of Default under 6.1(j), this Lease shall be deemed rejected if the trustee of Tenant shall fail to elect to assume this Lease within sixty days (or the minimum period of time as may be applicable under law or order of the applicable court) after the earlier to occur of the date of the filing of the petition or the trustee's appointment (as may be applicable). If this Lease is rejected by the trustee of the Tenant or deemed to be rejected, then (i) Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be deemed terminated without prejudice to any remedies that might otherwise be used for arrearage of Rent, for nonpayment of amounts required to be paid by Tenant to Landlord under this Lease, or for preceding breaches of covenant, and (ii) Landlord shall retain the right to be compensated for damages in the bankruptcy proceeding. To be effective, any election by the trustee of Tenant to assume this Lease must be in writing and addressed to Landlord using the address set forth in Section 8.12 and be accompanied by the trustee's commercially adequate assurance to Landlord of the future performance and continuous performance of Tenant's obligations under this Lease; provided, however, that the trustee first shall cure all defaults of Tenant under this Lease and compensate all persons other than Landlord who have incurred or suffered pecuniary losses due to Tenant's default under this Lease before the trustee's assumption of this Lease shall be effective.

        Section 6.2.    Tenant's Obligations After Termination.    Tenant covenants that, in case of termination of this Lease pursuant to the provisions of this Article 6, or in case of termination under the provisions of statute by reason of the default of Tenant, Tenant will be obligated to pay and perform all of the obligations described in (a), (b), and (c) below, and Landlord shall have the right to elect to receive from Tenant either the Fixed Damages or alternatively, the Incurred Loss; but if Landlord elects to receive the Incurred Loss payments, Landlord shall have the right at any time thereafter during the Lease Term to elect to receive instead Fixed Damages with respect to the remainder of the Lease Term, and in any event, Landlord may elect that Tenant quit the Building. Landlord shall make such election within one year after the termination of this Lease.

            (a)    Fixed Damages.    If Landlord by notice to Tenant so elects, Tenant shall forthwith pay to Landlord as damages ("Fixed Damages") a sum equal to the amount (calculated on a present value basis using the Prime Rate as the discount rate) by which the Basic Rent and other payments called for in this Lease for the remainder of the Lease Term exceed the fair rental value of the Premises for the remainder of the Lease Term.

            (b)    Incurred Loss.    If Landlord by notice to Tenant so elects, Tenant shall continue to pay Landlord on the Rent Payment Day an amount (the "Incurred Loss") equal to (i) the Rent to be paid under this Lease less (ii) the sum of any rent collected from Landlord's reletting less the Reletting Expenses. The "Reletting Expenses" shall include reasonable attorneys' fees and expenses, brokerage fees, and the reasonable cost and expense of putting the Premises into good order and preparing the Premises for rental. Tenant shall indemnify Landlord during the remainder of the Lease Term against all Incurred Loss suffered and expenses, however caused, incurred by Landlord by reason of the termination of this Lease. The Incurred Loss occurring during each calendar month during the remainder of the Lease Term shall be due from Tenant to Landlord on the next Rent Payment Day.

            (c)    Surrender of Premises.    If Landlord by notice to Tenant elects that Tenant shall quit the Premises, then Tenant shall quit and peacefully surrender the Premises to Landlord and remove Tenant's goods and effects and yield up the Premises in accordance with Section 5.1.4 and Section 5.1.25.1 within five days after the date of termination of this Lease. Landlord may upon, or at any time after any such termination, without further notice and without prejudice to any other rights and remedies that Landlord may have at law or in equity, (1) enter the Premises and possess itself thereof, by summary proceedings or otherwise, (2) dispossess Tenant and remove Tenant and all other persons and property from the Premises, and thereafter, Landlord may have, hold, and enjoy the Premises, and the right to receive all rental income of and from the same; but, notwithstanding the foregoing, Tenant shall remain liable to Landlord as provided in this Lease, and Tenant shall be liable to Landlord for all costs incurred by Landlord under this Section 6.2(c).

          6.2.1.    Evidence of Value.    If the Premises or any part thereof are relet by Landlord before presentation of proof of liquidated damages to any court commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie evidence of the fair rental value for the part or the whole of the Premises so relet during the term of the reletting.

        Section 6.3.    Other Matters Relating to Termination.

          6.3.1.    Landlord's Right to Relet.    At any time or from time to time after any termination or Landlord's reentry pursuant to this Article 6, Landlord shall use reasonable efforts to relet the Premises in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable election, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon any such reletting. If Landlord is Harvard, Landlord may, at its election, relet all or any portion of the Premises to Harvard's school or departments, and there shall be credited against the Rent to be paid under this Lease, an amount representing the rental value of the relet space less the Reletting Expenses.

          6.3.2.    Landlord's Other Remedies.    Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

          6.3.3.    Right to Equitable Relief.    Landlord shall be entitled to enjoin an Event of Default and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

          6.3.4.    Landlord's Right To Cure Tenant's Default.    If an Event of Default shall occur, Landlord shall have the right, but shall not be obligated, to enter upon the Premises, if necessary, and to cure such Event of Default. In performing such cure, Landlord may make any reasonable payment of money or perform any other reasonable act. Landlord may, in the event of danger to person or property, the threat of cancellation of insurance, or other emergency, exercise its right of self-help under this Section with only such notice of default, oral or written, as is practicable in the circumstances, notwithstanding a requirement, if any, for notice of default in any other context. The aggregate of (i) all sums so paid by Landlord (including reasonable counsel fees and expenses), (ii) interest (at the Involuntary Rate) on such sum, and (iii) all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be other additional rent under this Lease and shall be due and payable to Landlord promptly upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of Tenant's obligations under this Lease.

ARTICLE 7. LETTER OF CREDIT.

        Section 7.1.    Definitions.    In this Article 7, the following definitions apply:

         "Original Amount" means $100,000.00 being the face amount of the original Letter of Credit.

         "Letter of Credit" means the original Letter of Credit, and any substitute, replacement, or additional letter of credit.

        Section 7.2.    Requirements of Letter of Credit, Amount, Form.    Simultaneously with the execution of this Lease, Tenant shall deliver to and deposit with Landlord an irrevocable, unconditional, absolutely "clean" Letter of Credit in the face amount equal to the Original Amount running to Landlord as the sole beneficiary. The Letter of Credit shall be in the form of the letter of credit attached hereto as Exhibit C, or in any form substantially similar as may be satisfactory to Landlord. Any Letter of Credit shall have a stated duration of and shall be effective for at least one year with provision for automatic successive annual one-year extensions for the Initial Lease Term (and any renewal term or extension term) and for sixty days thereafter. The Letter of Credit shall be automatically transferable without the issuer's consent, and at no charge to Landlord. Tenant shall pay to Landlord, as other additional rent, the amount of any fees charged by the issuer in connection with a transfer of the Letter of Credit. Tenant shall keep the Letter of Credit in force throughout the Lease Term and for sixty days after the Lease Expiration Date or the earlier termination of the Lease Term, except that if such earlier termination is based on Tenant's default, Tenant shall keep the Letter of Credit in force until one hundred eighty days after the termination of the Lease. Tenant shall deliver to Landlord a renewal Letter of Credit no later than thirty days prior to the expiration date of any Letter of Credit issued under this Article 7, and if Tenant fails to do so, Landlord may draw the entire amount of the expiring Letter of Credit and hold the proceeds in cash for the same purposes as the

Letter of Credit. The Letter of Credit shall be issued by a Boston commercial bank (or other bank satisfactory to and approved by Landlord) that has capital assets of at least $250,000,000 and capital reserves of at least $7,000,000, and that is a member of the Federal Reserve System. In no event will the Letter of Credit be deemed to be either prepaid rent or a measure of liquidated damages.

        Section 7.3.    Decrease in Amount of Letter of Credit.    During each of the second, third, fourth and fifth Lease Years, Landlord will, within thirty days of its receipt of Tenant's Financial Statement for such Lease Year (pursuant to Section 5.1.14), determine if Tenant has satisfied the Reduction Conditions (as defined below), and if Landlord so determines that the Reduction Conditions have been satisfied, Landlord shall promptly send a notice to Tenant stating that the Letter of Credit is eligible for reduction pursuant to the terms of this Article 7 (the "Reduction Notice"). The Reduction Notice will also state the amount that the Letter of Credit may be reduced to as determined below. Within thirty days of Tenant's receipt of a Reduction Notice (the "Reduction Period"), Tenant may, at its sole cost and expense, deliver an amendment to the Letter of Credit reducing the face amount of the Letter of Credit (and Landlord shall join in any reasonable documents as necessary) as follows:

          (A)  During the second Lease Year, the face amount of the Letter of Credit may be reduced to $80,000.00.

          (B)  During the third Lease Year, the face amount of the Letter of Credit may be reduced to $64,000.00.

          (C)  During the fourth Lease Year, the face amount of the Letter of Credit may be reduced to $51,200.00.

          (D)  During the fifth Lease Year, the face amount of the Letter of Credit may be reduced to $40,960.00.

          7.3.1.    "Reduction Conditions"    means the satisfaction of both of the following conditions:

            (A)  The most recent Tenant's Financial Statement evidences that Tenant is "financially sound" which shall mean that given Tenant's then current cash position, and then current burn rate, Tenant shall have enough cash on hand to pay the Basic Rent for the remainder of the Lease Term.

            (B)  Tenant is in compliance with the terms of the Lease at the time of any proposed reduction of the Letter of Credit, and there is no Breach and no Event of Default under the Lease continuing at the time of reduction and there has been no monetary Event of Default under the Lease.

          7.3.2.    Amendment to Letter of Credit.    Any such amendment reducing the face amount of the Letter of Credit shall be in form reasonably satisfactory to Landlord. If Tenant fails to deliver an amendment reducing the face amount of the Letter of Credit on or before the expiration of a Reduction Period, Tenant shall forfeit its option to reduce the Letter of Credit in accordance with such Reduction Notice.

        Section 7.4.    Landlord's Rights Upon an Event of Default.    If, and as soon as, there shall exist an Event of Default under this Lease (and on the occasion of each Event of Default if there shall be more than one), Landlord may draw upon the Letter of Credit at any time and from time to time in such amount or amounts as may be necessary to cure the default or to reimburse Landlord for any sum(s) that Landlord may have spent to cure the default(s) and if Landlord has terminated this Lease for Tenant's default(s), Landlord may also draw upon the Letter of Credit in such amount (or all) as may be necessary to obtain any amounts from time to time owed to Landlord by Tenant after termination under Article 6 or otherwise. In the case of each such drawing (except a drawing occurring after termination or expiration of this Lease), Tenant shall, immediately upon Landlord's demand, cause the Letter of Credit to be reinstated to the full amount that was required by this Lease prior to the drawings, or cause a similar Letter of Credit, aggregating said full amount, to be issued to Landlord. Landlord shall have the right, in the Event of Default by Tenant, to draw on all of the Letter of Credit and hold the proceeds thereof to be applied from time to time against Fixed Damages, Incurred Losses (as described in Section 6.2), and other costs arising under Section 6.2(c). If at the end of the Lease Term, Tenant is in compliance with the terms of this Lease, the Letter of Credit, or any balance thereof, shall be returned to Tenant, but not otherwise.

ARTICLE 8. GENERAL MATTERS.

        Section 8.1.    Condition of Premises.    TENANT ACKNOWLEDGES THAT TENANT IS TAKING THE PREMISES IN ITS STRICTLY "AS-IS, WHERE-IS" CONDITION. LANDLORD DISCLAIMS ANY WARRANTY OF SUITABILITY OF THE PREMISES FOR USE BY TENANT. Landlord shall deliver the Premises to the Tenant in "broom clean" condition. Tenant acknowledges that Landlord has not made any representation or warranty, express or implied, as to the condition of the Premises, the fitness of the Premises for any particular use, the exact floor area of the Premises (whether in rentable square feet, usable square feet, or some other measure), or the likelihood or ability of Tenant to obtain any required Authorizations. No variations of the condition of the Premises from Tenant's expectations, nor any unfitness of the Premises for any particular use nor any inability or failure of Tenant to obtain the Authorizations, shall entitle Tenant to refuse to accept the Premises, or to quit, terminate, or surrender this Lease, nor relieve Tenant from the obligation to pay the Rent in full without offset or counterclaim, or from any of Tenant's other obligations under this Lease. The initial work to be performed by Tenant to prepare the Premises for Tenant's occupancy is set forth in the attached Exhibit F.

        Section 8.2.    Casualty and Eminent Domain.

          8.2.1.    Casualty, Partial Taking.    During the Lease Term,

            (a)   if, in Landlord's opinion, the Building or any part thereof shall be damaged by fire or other cause to the extent that substantial alteration or reconstruction of the Building shall be required, or

            (b)   if, in Landlord's opinion, title to, convenient access to, or use of either the Building or the Premises, shall be taken or condemned in any eminent domain, condemnation, compulsory acquisition, or like proceeding by any Governmental Authority or conveyed under the threat thereof, for any public or quasi public use or purpose (collectively hereinafter called a "Taking"), then in any such event this Lease shall be deemed to have terminated ninety days after such event, unless Landlord, by notice given by Landlord to Tenant within such ninety-day period, elects not to terminate this Lease. Whether or not Landlord elects not to terminate this Lease, Landlord shall be entitled to receive directly from the Insurer (or the Taking authority) all insurance proceeds (or Taking proceeds) resulting from or related to the casualty (or the Taking).

          8.2.2.    Total Taking/Partial Taking.    If the entire Premises shall be the subject of a Taking, this Lease shall terminate and the effective date of termination shall be the earlier to occur of (i) the date when physical possession of the Premises is taken by the Taking authority or (ii) the date that Tenant's use and occupancy of the Premises is legally prohibited by final action of the Taking authority. If a portion of the Premises shall be the subject of a Taking, and the Taking (i) renders the Premises no longer suitable for Tenant's conduct of its business, (ii) materially impairs access to the Premises, or (iii) materially reduces Tenant's Share of Parking Spaces, Tenant shall have the right to terminate this Lease by notice given to Landlord within ninety days of the Taking.

          8.2.3.    Restoration, Tenant's Right to Terminate.    If this Lease is not terminated under Section 8.2.1 or Section 8.2.2, Landlord shall use due diligence to restore the Premises, or, in case of partial Taking, what may remain thereof using compensation awarded to Landlord by the Taking authority, (but Landlord shall not be obligated to restore any alterations, improvements or equipment installed or paid for by Tenant or that Tenant may be required or permitted to remove), to the condition existing prior to the casualty or Taking; provided, however, that if Landlord has not restored the Premises within nine months from the occurrence of the damage (or the effective date of the Taking), Tenant shall have the right to terminate this Lease by notice to Landlord given within thirty days after the expiration of such nine-month period. Any such termination shall be effective thirty days after delivery of Tenant's notice of termination, unless Landlord substantially completes the work before the end of such thirty-day period, in which case Tenant's notice of termination shall be void. During such restoration, a just proportion of the Basic Rent and Additional Rent as determined in Landlord's reasonable opinion considering the nature and extent of the damage or Taking, shall be abated. In the event of a Taking, if less than all of the Premises are restored, a just proportion of the Basic Rent and Additional Rent, similarly determined in Landlord's reasonable opinion, shall be abated for the remainder of the Lease Term. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or Taking or the repair or restoration thereof. Landlord's obligations hereunder to restore shall be subject to Landlord's ability to obtain materials or to install the same strikes, labor difficulties, shortages of labor, or any cause beyond Landlord's reasonable control. If during the last twelve months of the Lease Term, (i) the Building is materially damaged by fire or other casualty, or (ii) a Taking occurs, Tenant shall have the right to terminate this Lease by notice to Landlord given within thirty days of such fire, casualty, or Taking.

          8.2.4.    Landlord's Right to Damages.    Landlord reserves, and Tenant hereby releases and grants to Landlord, all rights to damages arising from any Taking, except for damages specifically awarded to Tenant by the Taking authority. Tenant reserves its right to seek a separate award from the Taking authority for Tenant's furniture, fixtures, equipment and relocation expenses.

        Section 8.3.    Access to Premises; Landlord's Right to Repair and Alter.

          8.3.1.    Viewing, Inspecting, Repairing.    Landlord and Landlord's agents shall have the right, without charge to Landlord and without reduction in Rent, from time to time, at reasonable times after reasonable notice and to the extent practicable (and in an emergency, at any time), to enter to view the Premises, to inspect the Premises, to make such repairs to the Premises or the Building, the Structural Components, Building Systems or Reserved Facilities as Landlord elects, and to perform environmental site inspections or soil investigations, or to inspect or repair utilities, if any, located in, beneath, above, or adjacent to the Premises. Landlord will to the extent practicable, exercise its rights under this Section 8.3.1 in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

          8.3.2.    Landlord Alterations, Pest Extermination.    Landlord reserves the right, exercisable by Landlord or its agents or nominees, at any time and from time to time, at reasonable times after reasonable notice without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make (whether or not required by a safety, insurance, or Governmental Authority, or otherwise) such changes, alterations, additions, improvements, repairs, renovations, or replacements in or to the Building and the Premises and the fixtures and equipment thereof, as well as in or to the Building Systems, Structural Components, Reserved Facilities and the Common Facilities, as Landlord may reasonably deem necessary or desirable, and to install in the Premises (and Landlord may thereafter use, maintain, repair, renovate, relocate, and replace), pipes, ducts, wires, conduits, meters, fixtures, supporting columns, and other installations generally, and to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other parts of the Building, the Reserved Facilities or any of the Common Facilities. Landlord agrees to exercise all such reserved rights, to the extent practicable, in a manner designed to avoid undue interference with Tenant's use of the Premises. Nothing contained in this Section 8.3 shall be deemed to relieve Tenant of any duty, obligation, or liability of Tenant with respect to making any repair, replacement, renovation or improvement or complying with any law, order, or requirements of any governmental or other authority, that would otherwise expressly be the duty or liability of Tenant. Landlord reserves the right to enter the Premises at reasonable times after reasonable notice to exterminate insects, rodents, and other pests, and otherwise perform pest control measures, and Landlord will, to the extent practicable, do so in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

          8.3.3.    Right to Remove Certain Items and Improvements.    Landlord may remove, at Tenant's expense (which expense shall be other additional rent), alterations, additions, signs, awnings, aerials, flagpoles, or the like installed by Tenant, and not consented to in writing by Landlord.

          8.3.4.    Right to Affix "For Rent" Sign.    Landlord may at reasonable times and after reasonable notice show the Premises to prospective purchasers, tenants, and mortgagees (but only during the last six months of the Lease Term with respect to prospective tenants) and may keep affixed to any suitable part of the exterior of the Building a notice for letting during the nine months preceding the expiration of the Lease Term.

          8.3.5.    Right to Modify Complex.    Landlord expressly reserves the right at any time (a) to add, modify, expand, remove, diminish, reduce, relocate or reconfigure the building(s), vehicle parking areas and other common areas and Common Facilities of the Complex, including the location and dimensions of and exits and entrances to any common areas, or to any buildings in the Complex, including, the Building, provided that Landlord agrees not to reduce Tenant's Share of Parking Spaces and Landlord will to the extent practicable, do so in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.; (b) to add or remove parcels of real property to the area of the Complex; provided, however, that reasonable access to the Building shall not be materially impaired; (c) to rename the Complex or any of the buildings, including the Building, and to change the address of any of the buildings in the Complex, including the Building; and (d) to convert any of the buildings (other than the Building) in the Complex to residential purposes or to construct residential housing in the Complex.

        Section 8.4.    Amendment, Severability.    Neither this Lease nor any provision thereof may be changed, waived, discharged, or terminated orally, but only by an instrument clearly designated an amendment, duly executed by the party against which the enforcement of the change, waiver, discharge, or termination is sought. This Lease (including without limitation the Work Letter attached hereto as Exhibit F) supersedes all prior agreements and understandings between the parties concerning the subject matter hereof, and constitutes the complete agreement and understanding between the parties. There are no oral statements or oral agreements modifying or otherwise affecting the subject matter of this Lease. If any one or more of the provisions of this Lease or of the Lease Rider or of any Exhibit is finally determined by a court of competent jurisdiction to be invalid or otherwise unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions.

        Section 8.5.    Cumulative Effect.    Any and all rights, powers, and remedies that either Landlord or Tenant may have under this Lease, at law, in equity and by statute or otherwise shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of the same may be exercised at the same time.

        Section 8.6.    Estoppel Certificates.

          (A)  Tenant shall, from time to time, within twenty days after a written request by Landlord, execute and deliver to Landlord a so-called "estoppel certificate," in form reasonably satisfactory to Landlord, as to the status of (i) this Lease, (ii) Rent and other payments due hereunder, (iii) defaults hereunder, (iv) any claims or counterclaims, defenses, or offsets that Tenant may have, and (v) all other matters reasonably required by any mortgagee or prospective mortgagee or prospective purchaser, and such matters as Landlord may reasonably request; and any such certificate may be relied upon by Landlord, any prospective purchaser or mortgagee of the Building, any party proposing to acquire any other interest in or with respect to the Building or the Complex, and by any other person to whom the certificate is addressed. Tenant acknowledges that time is of the essence to the delivery of such certificates, and that Tenant's delay, failure or refusal to deliver such certificates may cause substantial damages resulting from, for example, delays in obtaining financing or selling the Complex, and therefore Tenant's failure to deliver such an estoppel certificate within twenty days after Landlord's written request shall constitute an Event of Default under this Lease.

          (B)  Landlord shall, from time to time, within twenty days after a request by Tenant, execute and deliver to Tenant, a so-called "estoppel certificate" in form reasonably satisfactory to Landlord as to the status of only the following: (i) the Lease; (ii) Rent and other payments due hereunder; and (iii) any notices of default sent by Landlord to Tenant; and any such certificate signed by Landlord may be relied upon by Tenant, and any person to whom the certificate is exhibited or delivered. Landlord agrees to execute, upon Tenant's request, waivers and/or consent agreements from Tenant's lender(s) in connection with financing and leasing of Tenant's equipment, provided that any such agreements are reasonably acceptable to Landlord.

        Section 8.7.    Brokers.    Tenant and Landlord each warrants and represents to the other that it has not dealt with any brokers other than the Brokers in connection with this transaction. In the event of any brokerage claims against Landlord (excluding claims made by the Brokers) or Tenant predicated on prior dealings by the other party hereto with the maker of such claims, the party alleged to have had such prior dealings shall defend, indemnify, and hold the other party harmless against all loss and expense incurred by it. Landlord shall be responsible for any brokerage commission payable to the Brokers pursuant to a separate agreement.

        Section 8.8.    When Lease is Binding on Landlord.    Neither the submission of this Lease by Landlord to Tenant, nor Tenant's execution and delivery thereof to Landlord, nor any communications to date between Landlord and Tenant, whether oral or written, shall constitute, or evidence, any agreement on Landlord's part or confer any rights on Tenant. The form of transmittal letter as attached hereto as Exhibit B shall be used by Tenant to transmit to Landlord the Lease after it has been executed and acknowledged by Tenant, together with all authorizations, certificates of insurance, and other certificates referred to in Exhibit B. Landlord is to be bound to Tenant with respect to this Lease and the Premises only if and when Landlord delivers to Tenant a copy of this Lease executed by Landlord, and Tenant has delivered to Landlord, and Landlord has accepted the Letter of Credit.

        Section 8.9.    Transfer of Complex.    If in connection with or as a consequence of the sale, transfer, or other disposition of the Complex (or the Building, either or both, as the case may be), Landlord ceases to be the owner of the reversionary interest in the Premises, Landlord shall thereafter be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest (the "Transferee") shall thereupon and thereafter assume, perform, and observe, any and all of such covenants and obligations of Landlord. Landlord covenants and agrees to provide the Transferee with notice of the existence of this Lease prior to any sale, transfer or other disposition of the Complex or the Building.

        Section 8.10.    Holding Over.    If Tenant occupies (or claims the right to occupy) the Premises or any portion of the Premises after the Lease Expiration Date (or earlier termination of this Lease) without having entered into a new lease of the Premises with Landlord, Tenant shall be a tenant-at-sufferance only, shall be subject to all of the terms and provisions of this Lease, and shall pay as use and occupation each month an amount equal to one and one-half times the monthly Rent payments in effect for the last full calendar month preceding the Lease Expiration Date (or the date of earlier termination). Such a holding over, even if with the consent of Landlord, shall not constitute a tenancy at will or an extension or renewal of this Lease, and shall not diminish or affect Landlord's right to recover possession of the Premises by self help, re-entry by summary proceedings or otherwise, the provisions of this Lease, judicial process, or otherwise. Tenant shall save Landlord harmless and will exonerate, defend, and indemnify Landlord from and against any and all damages that Landlord suffers on account of Tenant's holding over in the Premises after the expiration or sooner termination of the term of this Lease.

        Section 8.11.    Captions; Rules of Construction.    The captions in this Lease are for convenience of reference only and shall not define or limit the contents of this Lease nor be used in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing herein shall be construed to refer to the person or persons, natural or corporate, named above as Landlord or as Tenant, as the case may be, and the heirs, executors, administrators, successors, and assignees of such person or persons and those claiming through or under them or any of them. If Tenant consists of more than one person, the obligations of all such persons as Tenant are joint and several. References to an Article, include all Sections of the Article; references to a Section (e.g., Section 6.1) include all subsections (e.g., 6.1.1, 6.1.2, 6.1.3) thereof. Wherever in this Lease it is provided that Landlord's consent or approval is required, Landlord shall have the right to withhold such consent or approval arbitrarily unless otherwise specifically provided to the contrary. In this Lease (a) the use of the terms "include," "includes," or "including" means "include without limitation," "includes without limitation," or "including without limitation," respectively, as the case may be; (b) the word "or" is used in its inclusive sense, i.e., when the word "or" is used in this Lease to describe a result occasioned by the occurrence of any of multiple specified events or conditions, the result shall also be occasioned by the occurrence of more than one of the events or conditions, unless the context otherwise indicates; (c) "may" is used in the permissive sense, creates discretionary authority, and does not impose a duty; (d) "shall" is used in the imperative sense and imposes a duty; (e) a statement or definition followed by a listing of examples shall not invoke ejusdem generis, i.e., the examples are descriptive only and shall not limit the generality of the statement or definition; and (f) where a general category is described by specific examples introduced by "including," the listing of the specific examples shall not be interpreted to be exhaustive.

        Section 8.12.    Notices.    Unless otherwise specified herein, any notice or demand to be given hereunder shall be in writing and signed by the party or the party's attorney and shall be deemed to have been given (a) when delivered, if delivered by hand, or (b) two calendar days after it is mailed, if mailed by U.S. mail, postage prepaid, registered or certified mail, return receipt requested, or (c) one business day after deposit with a nationally recognized overnight courier service (e.g., Federal Express) provided that evidence of delivery is obtained, addressed in each such case as follows:

        if to Landlord, at Landlord's address as follows:

    President and Fellows of Harvard College
    c/o Harvard Real Estate Services
    1350 Massachusetts Avenue
    Holyoke Center, Suite 800
    Cambridge, Massachusetts 02138-3826

        with a copy to Landlord's attorney:

    Office of the General Counsel
    Harvard University
    1350 Massachusetts Avenue
    Holyoke Center, Suite 980
    Cambridge, Massachusetts 02138-3834
    Attention: Robert E. McGaw, University Attorney

        with a copy to:

    Beal & Company, Inc.
    177 Milk Street
    Boston, Massachusetts 02109
    Attention: Vice President Property Manager

        if to Tenant, at Tenant's address as follows:

    prior to the Occupancy Date:
    Tenant's Mailing Address set forth in Article 1
    from and after the Occupancy Date:
    The Premises

        with a copy to:

    Hale and Dorr LLP
    60 State Street
    Boston, Massachusetts 02109
    Attention: Paul Jakubowski, Esq.

        By such notice, either party or such party's attorney may specify a new address, which thereafter shall be used for subsequent notices. Any mailed notice by certified or registered mail shall be deemed mailed on the date of postmark of the mailing of the same. Service by constable showing delivery to the address stated above of Landlord or Tenant, as the case may be, shall also be an acceptable method of giving notice. Notice may also be given by a sheriff or constable in the same manner as provided under the Massachusetts Rules of Civil Procedure for the service of process.

        Section 8.13.    No Waiver, No Exhaustion of Rights.    No consent or waiver, express or implied, by either Landlord or Tenant, to or of any breach of any covenant, condition, or duty of the other party, shall be construed as a consent to or waiver of any other breach of the same or any other covenant, condition, or duty. No consent or waiver by either Landlord or Tenant to any breach of any covenant, condition, or duty of the other party shall be effective unless it is in writing and signed by the non-breaching party. If for any reason Landlord consents to or acquiesces to an act of or request of Tenant that is prohibited, restricted, or governed by law or this Lease, the exercise of the right (or acquiescence) shall not exhaust the right; rather, Landlord shall continue to have, enjoy, and be able repeatedly and from time to time to exercise (or withhold exercise of) its rights to give or withhold consents to, or to prohibit, as the case may be, similar acts or requests including the right to prohibit Assignment and Subletting. Landlord's failure to enforce any of the rules and regulations against Tenant or any other tenant or occupant of the Building or Complex shall not be deemed a waiver of the rules and regulations or right to enforce same. The delivery of keys to Landlord shall not operate as a termination of this Lease or a surrender of the Premises. No act by Landlord or any agent or employee of Landlord shall be deemed an acceptance or a surrender of the Premises, except for a written agreement that is clearly designated an acceptance of surrender of the Premises, duly executed by the authorized officers of Landlord.

        Section 8.14.    Representative Capacity.    The obligations of parties hereto shall run with the land and be binding upon their respective successors and assigns. In the event of any transfer of title to the Complex or the Building by Landlord, Landlord shall thereafter be released from the performance and observance of all covenants and obligations under this Lease occurring after the date of such transfer. None of Landlord's agents, managers, partners, trustees, stockholders, officers, members of a governing board, directors, employees, or beneficiaries of Landlord shall be personally liable under this Lease nor shall any of their assets be subject to levy, execution, or other enforcement procedure for the satisfaction of the Tenant's remedies arising under this Lease or in connection with Tenant's use or occupancy of the Premises. Tenant shall look solely to Landlord's interest in the Premises for satisfaction of any liability of Landlord under this Lease.

        Section 8.15.    No Invalidity.    If any term of this Lease, or the application thereof to any persons or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

        Section 8.16.    No Recording.    Tenant shall not record this Lease.

        Section 8.17.    Time to Commence Actions; No Jury Trial.    Any claim, demand, right, or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within one year after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant waives all right to a jury trial in any proceeding brought by Landlord for possession of the Premises, non-payment of rent, or other default by Tenant under this Lease.

        Section 8.18.    Landlord's Right to Erect Obstructions.    Landlord reserves the right to erect any gate, chain or obstruction to close off any portion of the Building and the Complex to the public at any time and to the extent necessary to prevent dedication thereof to public use or to prevent an acquisition of private rights and easements by prescription or adverse possession. Landlord will to the extent practicable exercise its rights under this Section 8.18 in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

        Section 8.19.    Effect of Unavoidable Delays.    If either party to this Lease, as the result of any (i) strikes, lockouts, or labor disputes; (ii) inability to obtain labor or materials, or reasonable substitutes therefor; (iii) acts of God, governmental action, condemnation, civil commotion, fire, or other casualty, (iv) trouble in obtaining fuel, electricity, water, sewer, or telecommunication services or supplies from sources from which they are usually obtained for the Building; or (v) other conditions similar to those enumerated in this Section beyond the reasonable control of the party obligated to perform, fails to perform punctually any obligation on its part to be performed under this Lease (collectively, "Force Majeure"), then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of the delay occasioned by any event described above. The provisions of this Section 8.19 shall not be applicable to Tenant's obligation to pay Rent, subject to the provisions of Section 9.2.2.

        Section 8.20.    No Representations or Inducements.    In entering into this Lease, Tenant acknowledges that Tenant is not relying on any representations, agreements, or promises of Landlord, or any inducements offered by Landlord to Tenant, not expressly set forth in this Lease.

        Section 8.21.    Formalities of Execution.    This Lease is executed in multiple counterpart copies, each being deemed an original and all of which shall be deemed to constitute one instrument, to be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, to take effect as a SEALED INSTRUMENT.

        Section 8.22.    Community Outreach Agreement.    Tenant acknowledges that Landlord is obligated, under a certain affirmative community outreach agreement by and between Landlord and Watertown Arsenal Development Corporation ("WADC") dated as of the first day of December, 1998, to cause every person and entity conducting a business located in whole or in part in or on the Complex to make reasonable efforts, in employing persons for such business, to give equal opportunity to residents of Watertown, Massachusetts. Tenant agrees to make known to Landlord any employment opportunities within Tenant's business at the Premises (to the extent that such job openings are not being filled from within the Tenant's business), and authorizes Landlord to advertise those employment opportunities, such that residents of Watertown, Massachusetts will be aware of, and can make application to be considered for, such employment opportunities. Tenant also agrees that if the Tenant advertises any such employment opportunities in any trade publication or in any newspaper, that Tenant shall also concurrently advertise such positions in a similar form, content and size in at least one newspaper based in Watertown with a general circulation throughout Watertown.

ARTICLE 9. ADDITIONAL PROVISIONS.

        Notwithstanding anything to the contrary set forth above in this Lease, the provisions in this Article 9 shall be applicable.

        Section 9.1.    Services to the Premises.    If Landlord is required under this Lease to provide or furnish services or utilities to the Premises, such obligation to be binding on Landlord must be set forth in this Article 9 or specifically elsewhere in this Lease, Landlord shall not be under any duty to supply or continue at any time any heat, light, electricity, water, gas, janitor, or other services to the Premises or the Building, except as may be expressly agreed herein. All charges for utility or other services under this Article 9, except to the extent included in Additional Rent under Section 3.2, shall be deemed other additional rent.

        Section 9.2.    Electricity.    Tenant shall pay all charges for its use of electricity in the Premises. Electricity will be provided to the Premises in accordance with the Base Specifications attached hereto as Exhibit I (the "Base Building Specifications"). The Building is separately metered for electricity, and Tenant shall pay all electricity charges for the Building directly to the applicable service provider. Tenant, at Tenant's expense, shall maintain the metering equipment.

          9.2.1.    Replacement Lamps/Bulbs.    Landlord, at Tenant's sole cost and expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) and used in the Premises. Tenant, at Tenant's sole cost and expense, shall purchase and install all other replacement bulbs used in the Premises.

          9.2.2.    Selection of Power Providers/Interruption of Utility Service.    If permitted by Legal Requirements, Landlord shall have the right, exercisable solely by Landlord but at any time and from time to time while this Lease is in effect, to select and contract with (and change) such provider of electric service ("Power Provider") as Landlord deems appropriate to provide electric power to the Premises, and in connection therewith, Landlord, the applicable electric utility company, and any such Power Provider, shall have the right of reasonable access to the Premises to install, maintain, or change such apparatus and appurtenances thereto as are needed in connection with the provision of electric power to the Premises by such Power Provider or the applicable electric utility company. Notwithstanding the foregoing sentence, Landlord shall not be liable or responsible for any loss, damage, or expense that Tenant may sustain by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy or any other utility or service furnished to the Premises, or if the quantity or character of the electric energy supplied by the applicable Power Provider or electric utility company is no longer available or suitable for Tenant's requirements, and no such change, failure, interference, disruption, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement of rent, or relieve Tenant from any of Tenant's obligations under this Lease; provided, however, that if

            (i)    the electrical or water that Landlord is required hereunder to provide to Tenant is interrupted, and such interruption is caused by the negligence or willful misconduct of Landlord, and

            (ii)   such interruption renders a substantial portion of the Premises unusable for the normal conduct of Tenant's business operations therein in accordance with the provisions of this Lease, and Tenant, in fact, ceases to conduct its business in such substantial portion of the Premises, and

            (iii)  Tenant promptly gives written notice to Landlord of the existence of such interruption of service ("Tenant's Outage Notice"), and

            (iv)  Such service is not restored within five Business Days of Landlord's receipt of Tenant's Outage Notice, subject to the provisions of Section 8.19 hereof ("Outage Notice Period"), and

            (v)   such substantial portion of the Premises remains unusable for the normal conduct of Tenant's business operations in accordance with the provisions of this Lease, and Tenant, in fact, does not conduct its business in such substantial portion of the Premises for the entire Outage Notice Period, then Tenant shall be entitled to an abatement of Rent, in an amount proportionate to the portion of the Premises so rendered unusable, for the period commencing on the day following the expiration of the Outage Notice Period, and continuing until such service is restored to the Premises or the portion thereof that was so rendered unusable. Except as set forth in this Section 9.2.2, Landlord shall not in any way be liable or responsible to Tenant for any loss, damage, or expense that Tenant may sustain or incur if the quantity, character, or supply of electrical energy as stated in the Base Building Specifications subsequently becomes no longer available or suitable for Tenant's requirements.

          9.2.3.    Alterations to Electrical Equipment.    Tenant will not make any material alteration or material addition to the electrical equipment or appliances in the Premises that would adversely affect any Building Systems or electrical equipment without the prior written consent of Landlord in each instance, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

          9.2.4.    Additional Electricity Requirements.    If Tenant shall subsequently require electric current for use in the Premises in excess of the capacity set forth in the Base Building Specifications, and if in Landlord's reasonable judgment, (i) Landlord's facilities are inadequate for such excess requirements, or (ii) such excess use shall result in an additional burden on the Building air conditioning systems and additional cost to Landlord on account thereof then, as the case may be, Landlord, upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards, and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor is available to Landlord, provided that the same (v) shall be permitted by Legal Requirements and Insurance Requirements, (w) shall not cause damage to the Building or the Premises, (x) shall not cause or create a dangerous or hazardous condition, (y) shall not entail excessive or unreasonable alterations or repairs, and (z) shall not materially interfere with or disturb other tenants or occupants of the Complex. Tenant shall reimburse Landlord for such additional cost within thirty days of demand therefor.

        Section 9.3.    Water.    Landlord will provide to the Premises hot water for lavatory purposes only, and cold water for drinking, lavatory and toilet purposes only. The Building is separately metered for water and sewer. Tenant shall pay the full amount of all water and sewer charges for the Building before the same become due either (i) directly to the Landlord or (ii) to the Town of Watertown, at Landlord's discretion.

        Section 9.4.    Heat, Air Conditioning, Cleaning.

          9.4.1.    Heating, Venting and Air Conditioning.    Heating, venting, and air conditioning ("HVAC") will be provided to the Premises in accordance with the Base Building Specifications. Tenant shall have control over the thermostat regulating the HVAC equipment servicing the Premises, and commencing on the Lease Commencement Date, Tenant shall be responsible for payment of all charges for HVAC service to the Premises directly to the utility service providers.

          9.4.2.    Cleaning.    Commencing on the Occupancy Date, Landlord shall cause the portions of the Premises used for offices to be cleaned Monday through Friday. Tenant shall be responsible at Tenant's sole cost and expense for cleaning all portions of the Premises not used for office purposes. Except as specified in Exhibit H, the cleaning standards generally prevailing in first-class combination office/laboratory buildings in the Town of Watertown, shall represent substantially the extent and scope of the cleaning to be provided by Landlord pursuant to this Section 9.4.2.

        Section 9.5.    Common Area Maintenance/Repairs.    Subject to Tenant's obligations in Section 5.1.2, Landlord shall keep and maintain the Structural Components, the Building Systems and Common Facilities of the Complex in good order, condition and repair to include, but not limited to, landscaping of outdoor common areas of the Complex, and snow and ice removal from the access roads, driveways, parking areas, and pedestrian sidewalks located within the Complex. Landlord shall keep and maintain the Existing HVAC System in good order so that it operates sufficiently to provide HVAC service to the portion of the Premises used for offices. All costs incurred by Landlord in connection with the foregoing, and in connection with complying with Legal Requirements that are not Tenant's obligations, shall be included in Complex Operating Costs or Building Operating Costs, as applicable, to the extent provided in Sections 3.2.2, 3.2.3 and 3.2.4. Landlord shall not be responsible for making any improvements or repairs to the Building or the Complex other than as expressly set forth in this Section 9.5, or as expressly provided otherwise in this Lease. Landlord shall never be liable for any failure to make repairs that Landlord has undertaken to make under the provisions of this Section 9.5 or elsewhere in this Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice, or fails to proceed with reasonable diligence to complete such repairs. Only a Governmental Authority (and not Tenant) shall have the right to compel Landlord to comply with a Legal Requirement. Notwithstanding anything to the contrary contained herein, Landlord covenants and agrees that the Existing HVAC System and the Structural Components will be in good working order as of the Lease Commencement Date, and any costs and expenses incurred by Landlord in complying with the forgoing covenant shall not be included in Building Operating Costs.

        Section 9.6.    Energy Conservation.    Notwithstanding anything to the contrary contained herein, Landlord may institute upon written notice to Tenant such policies, programs, and measures as may be necessary or required or expedient for the conservation or preservation of energy or energy services (collectively, the "Conservation Program"), provided however, subject to Legal Requirements, that the Conservation Program does not, by reason of such policies, programs, and measures, reduce the level of energy or energy services being provided to the Premises immediately prior to the institution of such policy, program, and/or measure. Upon receipt of such notice, Tenant shall comply with the Conservation Program.

        Section 9.7.    Premises Population.    Other than parking, all services provided by Landlord to Tenant are based upon an assumed maximum Premises population (i.e., occupancy) of one person per 150 rentable square feet of the Premises, which limit Tenant shall in no event exceed. Tenant acknowledges that if it exceeds the foregoing limitation, Landlord may incur costs including, without limitation, additional costs due to the additional load on Building Systems. Tenant agrees to reimburse Landlord for the amount of such additional costs (if any), as reasonably determined by Landlord, due to a Premises population that is in excess of the foregoing maximum.

        Section 9.8.    Security.    Landlord shall provide security services to the Complex. Security is currently provided from 3:00 p.m.—7:00 a.m. during Business Days and 24 hours a day on non-Business Days. Tenant shall be responsible for the security of the Premises, and for any security system that it may choose, as its sole expense, to install therein in accordance with the provisions of this Lease. Landlord shall not be liable for damage to property of Tenant in the Premises or for injury to persons except to the extent such damage or injury is caused by the negligence of Landlord.

        Section 9.9.    Loading Docks.    Tenant shall have exclusive use of the Building's loading docks. Tenant's use of the loading docks shall be subject to Landlord's reasonable rules and regulations.

        Section 9.10.    Signage.    Landlord shall, at Tenant's sole cost and expense, provide Tenant with one exterior building sign. The location and design of the sign shall be subject to Landlord's prior approval (not to be unreasonably withheld), and shall be consistent with the Complex's standard signage and approved by local authorities.

ARTICLE 10. OPTION TO EXTEND LEASE TERM.

        Section 10.1.    Tenant's Option to Extend.    On the conditions (which conditions Landlord may in its sole discretion waive by notice to Tenant at any time) that (i) Tenant is in compliance with the terms of this Lease and no Event of Default exists, and (ii) Tenant is occupying at least 80% of the Building, in the case of each such condition both as of the time of the exercise of the Tenant's rights in this Article 10 and as of the commencement of the applicable Extension Term, Tenant shall have the option to extend this Lease for each Extension Term. Tenant may exercise its Option with respect to each Extension Term by giving written notice ("Extension Notice") to Landlord at least six months before the Lease Expiration Date. Time shall be of the essence in this Article 10.

        Section 10.2.    Determination of Rent for the Extension Term.    The Basic Rent for each Extension Term shall be equal to the greater of the following:

          (i)    the amount of the Basic Rent for the last year of the preceding Lease Term; or

          (ii)   95% of the Market Rent.

  The term "Market Rent" shall mean the fair market rental value of the Premises for each Lease Year of the Extension Term calculated as of the commencement of the Extension Term, based on the length of such Extension Term, and the value of similar office space in the Complex and in the Waltham, Newton, Watertown and W. Cambridge area, and after adjustment for the then current operating expenses, additional rent, real estate taxes, and other amounts payable by Tenant, the condition of the Building and the Complex, and the governing provisions of this Lease, Market Rent shall be calculated on the then "as-is" condition of the Premises assuming the Building will be used for office space (but excluding any mezzanine level and any laboratory improvements constructed by Tenant). The Market Rent shall be determined as follows:

            (a)   Landlord shall reasonably determine Market Rent and shall set forth its determination in a notice given to Tenant within sixty days after Tenant gives the Extension Notice.

            (b)   If Tenant accepts Landlord's determination, Tenant shall give Landlord a notice stating Tenant's acceptance within thirty days of receipt of Landlord's notice sent in Section 10.2(a) (an "Acceptance Notice"). If Tenant in good faith disagrees with Landlord's determination, Tenant shall within thirty days after the receipt of Landlord's notice give Landlord written notice of Tenant's disagreement with Landlord's determination, detailing Tenant's basis for disagreement. If Tenant fails to give Landlord a notice during such thirty-day period, it shall be deemed that Tenant irrevocably accepted Landlord's determination.

            (c)   In the event that Tenant gives such notice of disagreement, and Landlord and Tenant do not resolve by negotiation the Market Rent within thirty days after Tenant gives said notice of disagreement, the Market Rent shall be determined by appraisal as provided below.

            (d)   If Market Rent is to be determined by appraisal, then within ten days after the expiration of the thirty-day negotiation period referred to in Section 10.2(c), Landlord and Tenant shall each appoint as an appraiser a real estate appraiser experienced in appraising space similar to the Premises in the market or neighborhood area of the Premises, and give notice of such appointment to the other party. If either Landlord or Tenant shall not so appoint such an appraiser, then the appointed appraiser shall select the second appraiser within ten days after the failure of Landlord or Tenant, as the case may be, to appoint. Such two appraisers shall, within thirty days after the appointment of the latter of them to be appointed complete their determination of the Market Rent based on the standards set forth in this Section 10.2, and submit their appraisal reports simultaneously in writing to each of Landlord and Tenant. If their valuations vary by five percent or less from their arithmetic average, the Market Rent shall be the arithmetic average of the two valuations. If the valuations vary by more than five percent from their arithmetic average, the two appraisers shall, within ten days after submission of the last submitted appraisal report, appoint a third appraiser who shall be similarly qualified. If the two appraisers are unable to agree timely on the selection of the third appraiser, then either appraiser, on behalf of both, may request such appointment by the President of the Boston Bar Association. Within thirty days after the appointment of the third appraiser, the third appraiser shall determine Market Rent and give notice to Landlord and Tenant of such determination together with a copy of the appraisal report. The Market Rent shall be as determined by the third appraiser, (y) unless it is less than the valuation set forth in the lower of the first two appraisals previously obtained, in which case the valuation set forth in the lower appraisals shall be controlling, or (z) unless it is greater than the valuation set forth in the higher of the first two appraisals previously obtained, in which case the valuation set forth in the higher of the first two appraisals shall be controlling.

            (e)   If the three appraisers have not established the Market Rent before the Lease Expiration Date, then the Basic Rent for the first Lease Year of the Extension Term shall be calculated under clause (i) of the first sentence of this Section 10.2, until the Market Rate is determined by the appraisers, and then the parties shall adjust for over or under-payments within ten days after notice of the decision of the appraisers finally establishing the Market Rent is given to Tenant and Landlord.

        Section 10.3.    Costs and Expenses.    Landlord and Tenant shall each pay the fees of their respective appraisers and the fees of the third appraiser shall be paid one-half by Landlord and one-half by Tenant; provided, however, that if the Market Rent as finally determined is more than ten percent above the lower appraisal previously obtained, the fees of all appraisers shall be borne by the party appointing the appraiser responsible for the lower appraisal, and if the Market Rent as finally determined is more than ten percent below the higher appraisal previously obtained, the fees of all appraisers shall be borne by the party appointing the appraiser responsible for the higher appraisal.

        Section 10.4.    Continuation of Terms and Conditions.    All of the terms, covenants, and agreements contained in this Lease shall continue during each Extension Term, except that the Basic Rent shall be as set forth in Section 10.2.

        Section 10.5.    Definition.    If this Lease is extended as provided herein, the phrase "Lease Expiration Date" shall mean the last day of the applicable Extension Term.

        IN ENTERING INTO THIS LEASE, TENANT ACKNOWLEDGES THAT TENANT IS NOT RELYING ON ANY REPRESENTATIONS, AGREEMENTS, INDUCEMENTS, OR PROMISES OF LANDLORD NOT EXPRESSLY SET FORTH IN THIS LEASE.

[Balance of Page Intentionally Left Blank]

        EXECUTED as of the date first above written.

LANDLORD:
PRESIDENT AND FELLOWS OF HARVARD COLLEGE
By:	/s/ Sally Zeckhauser
By:	/s/ Edward Reiss
TENANT
A123 SYSTEMS, INC.
By:	/s/ David P. Vieau
Name:	David P. Vieau
Title:	President & CEO

EXHIBITS

Exhibit A	Rules and Regulations
B	Form of Transmittal Letter
C	Form of Letter of Credit
D	Floor Plan of Premises
E	Site Plan
F	Work Letter
G	List of Environmental Restrictions
H	Cleaning Specifications
I	Base Building Specifications
J	List of Permitted Hazardous Materials

EXHIBIT A: RULES AND REGULATIONS

PRESIDENT AND FELLOWS OF HARVARD COLLEGE ("Landlord")
RULES AND REGULATIONS FOR TENANTS

[Capitalized terms herein have the meanings set forth in Tenant's Lease].

Introduction

        The following rules and regulations have been formulated for the safety and well-being of all tenants and to ensure compliance with all governmental, insurance, and other requirements. Strict adherence to these rules and regulations is necessary so that each and every tenant will enjoy a safe and unannoyed occupancy in their respective premises in accordance with their lease. It should be apparent that in some cases some of the rules and regulations will be by their terms inapplicable to a specific building or to a specific tenant's premises, and in these cases these rules and regulations shall be interpreted by reference to the specific circumstances involved.

        Landlord reserves the right to reasonably amend or rescind, from time to time, any of these rules and regulations and to make such other and further reasonable rules and regulations as in its judgment shall, from time to time, be required for the safety, protection, care, and cleanliness of the buildings and the Complex, the operation thereof, the preservation of good order therein, and the protection and comfort of the tenants and their agents, employees, and invitees. Such rules and regulations need not be uniform for all tenants in a building, and Landlord is under no obligation to enforce any of the rules and regulations or to enforce any of them uniformly, provided, however, that Landlord shall endeavor to enforce the rules and regulations in a non-discriminatory manner. Such rules and regulations, when made, amended, or rescinded and written notice thereof is given to a tenant, shall be binding upon the tenant. If President and Fellows of Harvard College ("Harvard"), or any affiliate of, or related entity to Harvard, occupy any portion of the Complex they shall not be deemed "tenants" for purposes of these Rules and Regulations.

        Landlord may, upon request by any tenant waive compliance by such tenant to any of these rules and regulations, provided that (a) no waiver shall be effective unless in writing and signed by Landlord, (b) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, (c) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the rules and regulations unless such other tenant has received a similar waiver in writing from Landlord, and (d) any such waiver by Landlord shall not relieve the tenant from any obligation or liability of tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of the Tenant's failure to comply with any such rule or regulation.

        To the extent of any inconsistencies between these rules and regulations and any rules and regulations hereafter promulgated and the terms of the Lease, the express terms of the Lease shall govern.

Specific Rules and Regulations

        1.     The sidewalks, driveways, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls, fire escapes, or other parts of the Complex or the buildings not occupied by any tenant shall not be obstructed by any tenant or used for any purpose other than ingress and egress to and from the tenant's premises. Landlord shall have the right to control and operate the public portions of the Complex and the buildings and the facilities furnished for common use of the tenants in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the tenant's premises (or to other premises or to any space in the buildings) of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators, and other public portions or facilities of the building.

        2.     No awnings, signs, or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design, and color, and attached in the manner, approved by Landlord in its reasonable discretion. No tenant shall throw anything out of the doors or windows or down the corridors, stairs, or air shafts.

        3.     No showcases or other articles shall be put outside, in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, or vestibules without the prior written consent of Landlord.

        4.     The water, toilets, wash closets, and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, cooking oils, grease, cleaning solvents, rags, chemicals, paints, cleaning fluids, or other substances shall be put therein. All fines, penalties, and damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same, and Landlord in no case shall be responsible therefor.

        5.     There shall be no marking, painting, drilling into, or in any way defacing the building or any part of tenant's premises visible from public areas of the building. Tenants shall not construct, maintain, use, or operate within the tenant's premises any electrical device, wiring, or apparatus in connection with a loud speaker system or other sound or alarm system except as reasonably required for its communication or security system and approved by Landlord before the installation thereof. The tenant shall bear all costs and pay all fines in connection with any malfunctioning system. If in the reasonable opinion of Landlord, the system becomes a nuisance or creates an unreasonable disturbance, the tenant shall promptly remedy or remove same as Landlord may request. No such loud speaker or sound system shall be constructed, maintained, used, or operated outside of tenant's premises.

        6.     No bicycles, vehicles, or animals, birds, or pets of any kind (except for seeing-eye dogs) shall be brought into or kept in or about public areas, common areas of the building, or a tenant's premises and no cooking shall be done or permitted by any tenant in the tenant's premises, except, tenants may heat or reheat foodstuff in microwave or toaster ovens located within a tenant's premises. Tenants shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the tenant's premises.

        7.     No space in the building shall be used by a tenant for manufacturing of goods for sale in the ordinary course of business, for the storage in bulk of merchandise or for the sale at auction of merchandise, goods, or property of any kind.

        8.     No tenant shall unreasonably disturb or interfere with occupants of the building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

        9.     No flammable, combustible, radioactive, infectious, or explosive fluid, chemical, or substance shall be brought or kept upon a tenant's premises.

        10.   No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes by made in existing locks or the mechanism thereof without the prior written consent of Landlord. All locks for doors in tenant's premises shall be "building standard." If a tenant desires to change the existing locks or the mechanism thereof, the tenant shall first obtain the approval of Landlord and then shall provide copies of the keys to such new or changed locks to Landlord immediately upon installing such new locks or changing the mechanism of existing locks. All requests for duplicate keys shall be made through Landlord and charged to tenant. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Corridor doors, when not in use, shall be kept closed. Tenants shall, and shall cause their employees to, lock the doors to the tenant's premises as tenant and tenant's employees leave at

2

the end of each working day and after ordinary business hours, ascertain that the doors of the building by which it and they leave are locked securely. Each tenant shall, upon the termination of its tenancy, restore to Landlord all keys of stores, offices, storage, and toilet rooms either furnished to or otherwise procured by such tenant. In the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof.

        11.   Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight that violates any of these rules and regulations.

        12.   No tenant shall pay any employees on the tenant's premises, except those actually working for such tenant on the tenant's premises.

        13.   Landlord reserves the right to exclude from the building at all times any person who is not known or does not give proper and satisfactory identification to the Complex or building management. Tenants will comply with any reasonable measures instituted for the security of the building, which may include the signing in or out in a register in the building lobby after hours and on weekends and holidays. Each tenant shall be responsible for all persons for whom it authorizes entry into or exit out of the Complex or the building, and shall be liable to Landlord for all acts or omissions of such persons.

        14.   A tenant's premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

        15.   Each tenant, before closing and leaving its premises at any time, shall see that all windows are closed and all lights other than emergency lights and security lights are turned off.

        16.   Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Complex. The requirements of tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to the tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord (which will be provided to the tenant upon the tenant's request) from time to time or at such charge as is agreed upon in advance by Landlord and the requesting tenant.

        17.   Canvassing, soliciting, and peddling in the Complex and the building is prohibited and each tenant shall cooperate to prevent the same.

        18.   There shall not be any hand trucks used in any tenant's premises, or in the public halls of the building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, except those equipped with rubber tires and side guards. Tenants shall be responsible to Landlord for any loss or damage resulting from any deliveries to tenants.

        19.   Mats, boxes, trash, or other objects shall not be placed in the public corridors. Trash shall be stored and disposed of only in accordance with Landlord's instructions.

        20.   No one except Landlord and its employees and agents shall be allowed on the roof of the building, in utility or janitor's closets, or in any basement areas except those areas specifically leased to a tenant or otherwise expressly designated for the tenant's use.

        21.   No tenant shall place any sign or advertising notice in any part of the building or any part of the Complex except as approved by Landlord, or use any advertising or take any other action that in Landlord's judgment might tend to affect adversely the reputation of the Complex or the building and its desirability as a building for laboratory space and offices.

        22.   Movement of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise, or materials that requires use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to such hours as Landlord may reasonably designate, and such movement shall be subject to reasonable control of Landlord.

3

        23.   Landlord shall have the authority to limit the weight and prescribe the manner that safes, file cabinets, and other heavy equipment are positioned.

        24.   Any passenger elevators are to be used only for the movement of persons and routine deliveries to a tenant's premises, unless an exception is first approved by Landlord in writing,

        25.   Tenants shall not tamper with or attempt to adjust temperature control thermostats in their respective premises with respect to base building systems. A tenant shall request Landlord to adjust thermostats to maintain required temperatures for heating, ventilating, and air conditioning.

        26.   No vending or coin- or token-operated machines of any type shall be allowed in a tenant's premises (or any common area) without the prior written consent of Landlord.

        27.   Landlord shall not be responsible for lost or stolen personal property, money, or jewelry from a tenant's premises, the common areas, or any public areas regardless of whether such loss occurs when area is locked against entry or not.

        28.   Tenants shall participate and shall ensure that the tenant's employees participate in all safety programs, practices, and drills, relating to emergency evacuation of the building. Tenants shall ensure that tenant's employees are appropriately instructed and informed. Tenants shall provide appropriate evacuation monitors, assistants, and wardens as necessary to assist in evacuations.

4

EXHIBIT B: FORM OF TRANSMITTAL LETTER

[to be retyped onto letterhead of Tenant]

President and Fellows of Harvard College
c/o Harvard Real Estate Services
Holyoke Center, Suite 800
Cambridge, Massachusetts 02138-3826

Greetings:

        We deliver herewith three copies of a proposed lease dated as of                                    (hereinafter the "Lease"), between President and Fellows of Harvard College ("Harvard") as Landlord and the undersigned                                    (hereinafter "Tenant"), as lessee, of certain premises at Building 60, all of which have been executed by Tenant; a [Clerk's Certificate] authorizing Tenant's entry into this Lease, a recent certificate of legal existence for Tenant issued by the [Secretary of State of the Commonwealth of Massachusetts], the Letter of Credit, and one or more certificates of insurance as required by Section 5.1.20 of the Lease.

        This delivery to Harvard of the enclosed documents constitutes an offer by Tenant to Harvard to enter into the Lease and to have the letter of credit held pursuant to the Lease. Harvard may accept this offer by executing one of the enclosed copies of the Lease within fifteen Business Days of the date of this letter and delivering the executed Lease to Tenant at the address first above listed or at our counsel's office. Delivery may be by delivery in hand or mailing and if mailed, delivery shall be deemed effective upon mailing. This offer is irrevocable through fifteen Business Days after the date hereof. Thereafter this offer shall be deemed continuing and may be revoked by either Landlord or Tenant in writing delivered to the other party, which revocation shall be effective upon receipt by the other party.

        The documents delivered herewith are delivered subject to, and Tenant agrees that Tenant's relations with Harvard are in all respects subject to, Section 8.8 of the Lease and that, without limiting the foregoing, Harvard shall be bound with respect to the Lease and the Premises demised thereunder only if and when Harvard delivers an executed Lease as described above, Tenant delivers the Letter of Credit to Harvard, and Harvard has accepted the Letter of Credit in accordance with the foregoing and the terms of the Lease.

EXHIBIT B: FORM OF TRANSMITTAL LETTER

[to be retyped onto letterhead of Tenant]

President and Fellows of Harvard College
c/o Harvard Real Estate Services
Holyoke Center, Suite 800
Cambridge, Massachusetts 02138-3826

Greetings:

        We deliver herewith three copies of a proposed lease dated as of                                    (hereinafter the "Lease"), between President and Fellows of Harvard College ("Harvard") as Landlord and the undersigned                                    (hereinafter "Tenant"), as lessee, of certain premises at Building 60, all of which have been executed by Tenant; a [Clerk's Certificate] authorizing Tenant's entry into this Lease, a recent certificate of legal existence for Tenant issued by the [Secretary of State of the Commonwealth of Massachusetts], the Letter of Credit, and one or more certificates of insurance as required by Section 5.1.20 of the Lease.

        This delivery to Harvard of the enclosed documents constitutes an offer by Tenant to Harvard to enter into the Lease and to have the letter of credit held pursuant to the Lease. Harvard may accept this offer by executing one of the enclosed copies of the Lease within fifteen Business Days of the date of this letter and delivering the executed Lease to Tenant at the address first above listed or at our counsel's office. Delivery may be by delivery in hand or mailing and if mailed, delivery shall be deemed effective upon mailing. This offer is irrevocable through fifteen Business Days after the date hereof. Thereafter this offer shall be deemed continuing and may be revoked by either Landlord or Tenant in writing delivered to the other party, which revocation shall be effective upon receipt by the other party.

        The documents delivered herewith are delivered subject to, and Tenant agrees that Tenant's relations with Harvard are in all respects subject to, Section 8.8 of the Lease and that, without limiting the foregoing, Harvard shall be bound with respect to the Lease and the Premises demised thereunder only if and when Harvard delivers an executed Lease as described above, Tenant delivers the Letter of Credit to Harvard, and Harvard has accepted the Letter of Credit in accordance with the foregoing and the terms of the Lease.

        EXECUTED UNDER SEAL this                                    day of                                    .

By:

Name:

Enclosures: Lease (executed by Tenant in triplicate) [Clerk's Certificate] Certificate of Legal Existence Letter of Credit Certificate(s) of Insurance

EXHIBIT C: FORM OF LETTER OF CREDIT

(Name or letterhead of issuing bank)
$

LETTER OF CREDIT NO.                                        Date:

President and Fellows of Harvard College
c/o Deputy Director of Finance/Controller
Harvard Real Estate Services
Holyoke Center, Suite 800
Cambridge, Massachusetts 02138-3826

Gentlemen:

        We hereby open our IRREVOCABLE LETTER OF CREDIT in your favor available by your draft(s) drawn on OURSELVES at sight for any sum or sums not exceeding in total $                                    for account of [TENANT NAME] It is a condition of this Letter of Credit that on each anniversary hereof, this Letter of Credit shall be deemed automatically extended without amendment for an additional year, but not beyond (insert the date that is sixty days after the Lease Expiration Date), unless thirty days prior to any such anniversary hereof we shall notify you by registered letter, return receipt requested, that we elect not to consider this Letter of Credit extended. Notwithstanding the giving of such notice, you are authorized to draw hereunder during such thirty-day period by means of your sight draft(s) on us.

        Each draft must bear upon its face the clause "Drawn under Letter of Credit No. dated (insert issue date) of (insert name of issuing bank)."

        This Letter of Credit is transferable in its entirety for the then available amount at the time of transfer. Cost and expense of such transfer shall be at expense of applicant.

        Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."

        We hereby agree with you that drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored if presented to us on or before (insert the date of the first anniversary of issue date) or any automatically extended date, whichever is later, as above provided.

Very truly yours,
(Name of issuing bank)
By
Authorized Official

EXHIBIT D: FLOOR PLAN OF PREMISES

EXHIBIT E: SITE PLAN

EXHIBIT F

Work letter

         LANDLORD:    President and Fellows of Harvard College

         TENANT:    A123 Systems, Inc.

        1.    Definitions.    Capitalized terms used in this Exhibit and not otherwise defined shall have the meanings set forth in the Lease. The following capitalized terms shall have the meanings set forth below:

         Architect:    Salvatore Associates.

         Building Permit:    A building permit issued by the Town of Watertown on the basis of Tenant's Plans. The Building Permit will be issued in the name of the General Contractor and shall be stamped by the Architect and the Engineers, as necessary.

         Building Permit Period:    The period commencing on the date of filing of the building permit application, together with the Final Construction Drawings, with the Town of Watertown, and ending on that date that is forty-five days thereafter.

         Design/Development Plans:    A set of design/development plans to be more particularly described in Schedule A attached hereto.

         Engineers:    Collectively, all structural, heating, ventilation, air conditioning, plumbing, fire protection, civil and electrical engineers licensed in The Commonwealth of Massachusetts retained by Tenant, Architect or General Contractor to design, supervise or perform the Tenant's Work. All Engineers shall be approved by Landlord.

         Final Construction Drawings:    A full set of final construction drawings for Tenant's Work prepared by the Architect and identified in the Landlord Approval Letter.

         General Contractor:    A licensed general contractor to be approved by Landlord, such approval not to be unreasonably withheld. Tenant intends to engage MCM Construction of Boston.

         Landlord Approval Letter:    A letter agreement between Landlord and Tenant approving the Final Construction Drawings in the form attached hereto as Schedule B.

         Landlord's Contribution:    A payment of up to a maximum amount of $500,000.00 that, subject to the terms and conditions set forth in this Exhibit F, Landlord shall pay to Tenant for reimbursements of costs in connection with Tenant's Work described in Section 5 below.

         Landlord's Work:    Repair of exterior brick walls and grade of Building as necessary to remedy water infiltration in the Building.

         Outside Work Completion Date:    September 1, 2006.

         Substantial Completion Certificate:    A certificate signed by the Architect stating that Tenant's Work has been substantially completed in accordance with the Final Construction Drawings, with the exception of minor items of incomplete work and so-called "punchlist" items.

         Substantial Completion Date:    The date that the Architect delivers the Substantial Completion Certificate to Landlord.

         Tenant's Permitted Expenses:    See Section 4.1.

         Tenant's Plans:    Collectively, the Design/Development Plans and the Final Construction Drawings. The term "Tenant's Plans" shall also include any revisions to those plans approved by Landlord in accordance with Section 2.1 below.

         Tenant's Work:    The leasehold improvement work necessary to prepare the Premises for occupancy by Tenant, and described in Tenant's Plans.

         Tenant's Permits:    All permits, licenses, and approvals (other than the Building Permit) necessary under applicable Legal Requirements for Tenant's proposed use of the Premises for the Permitted Use.

        2.    Tenant's Plans; Building Permit.

          2.1    Tenant's Plans.    In connection with the performance of Tenant's Work, Tenant will submit to Landlord for Landlord's written approval a set of the Design/Development Plans. Landlord may list any comments it has on the Design Development Plans on Schedule A attached hereto. Tenant shall submit to Landlord for Landlord's written approval, the Final Construction Drawings not later than June 28, 2004 (the "Plan Submittal Deadline"). Landlord shall either approve or disapprove of such Final Construction Drawings within 6 Business Days of Landlord's receipt thereof and, in the event of any disapproval, Landlord will provide Tenant with a summary of the material reasons for disapproval, and of the changes that will be required before Landlord will reconsider approving the same. If necessary, Tenant shall promptly cause such Final Construction Drawings to be modified in accordance with Landlord's reasonable requests within 6 Business Days of Tenant's receipt of Landlord's comments. Landlord's approval of the Final Construction Drawings shall not be unreasonably withheld, conditioned or delayed, provided that they are consistent with the Design/Development Plans. At such time as the Final Construction Drawings are completed and approved by Landlord, Landlord and Tenant shall each execute and deliver the Landlord Approval Letter, reciting such approval and definitively identifying the Final Construction Drawings so approved, and a copy of such letter shall be appended to each counterpart of the Lease. The Landlord Approval Letter shall also list any elements of Tenant's Work that must be removed at the end of the Lease Term in accordance with Section 5.1.4. of the Lease. Landlord and Tenant agree that any mezzanine level constructed as part of Tenant's Work in accordance with the Final Construction Drawings shall be left in the Premises at the expiration of the Lease Term. After execution of the Landlord Approval Letter, any material changes to Tenant's Plans shall require Landlord's prior written approval, such approval to follow the procedure outlined in this Section above.

          Any approval granted by Landlord under this Section 2 shall be granted solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of any of the Tenant's Plans for any other purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's Work (including, without limitation, the compliance of the Tenant's Work and Tenant's Plans with Legal Requirements, functionality of design, the structural integrity of the design, the configuration of the Premises, the demising of the Premises, and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of the Tenant's Plans shall in no event relieve Tenant of the responsibility therefor.

          2.2    Plan Termination Rights.    If the parties have not agreed to the Final Construction Drawings, and executed the Landlord Approval Letter by July 15, 2004 (the "Plan Termination Date"), either Landlord or Tenant shall have the right to terminate this Lease by delivery of a notice of termination to the other party within five days after the Plan Termination Date, and the lease termination date shall be the date of the non-terminating party's receipt of the termination notice.

          2.3    Building Permit.    No later than 3 Business Days after the parties execution of the Landlord Approval Letter, the General Contractor and Beal Companies as Landlord's agent shall submit the building permit application and Tenant's Plans to the Town of Watertown. All permit fees incurred by Landlord in connection with obtaining the Building Permit (collectively, "Permit Costs"), shall be deducted directly from Landlord's Contribution.

          2.4    Tenant Delay.    Tenant shall cooperate, and shall cause General Contractor, Architect and the Engineers to cooperate, with Landlord and the Town of Watertown in connection with obtaining the Building Permit. A delay in the obtaining of the Building Permit as a result of any of the following is referred to herein as a "Tenant Delay":

            (i)    Tenant's failure to respond in a timely manner to any requests made by the Town of Watertown during the Building Permit Period for additional information from Tenant, including requests related to Tenant's proposed use of the Premises;

            (ii)   the General Contractor, Architect or Engineer's failure to respond in a timely manner to any requests made by the Town of Watertown during the Building Permit Period for additional information or for revisions to Tenant's Plans,

          The Building Permit Period shall be deemed to be extended on a day for day basis for each day of Tenant Delay. Landlord shall promptly notify Tenant of any Tenant Delay, and the corresponding extension of the Building Permit Period as a result of such delay.

          2.5    Building Permit Termination Rights.

            2.5.1    Landlord Termination.    If the Building Permit is not issued on or before the expiration of the Building Permit Period (for purposes of this Section 2.5.1, Landlord may, at its option, elect not to extend the Building Permit Period by Tenant Delay), Landlord shall have the right to terminate this Lease by delivery of a notice of termination to Tenant at any time thereafter, and the lease termination date shall be the date that is ten days after Tenant's receipt of the termination notice. Notwithstanding the foregoing, if the Building Permit is issued at any point within the ten days after Tenant's receipt of the termination notice, the termination of this Lease shall be automatically null and void.

            2.5.2    Tenant Termination.    If the Building Permit is not issued on or before the expiration of the Building Permit Period, (for purposes of this Section 2.5.2, the Building Permit Period shall not be deemed extended by Tenant Delay), Tenant shall have the right to terminate this Lease by delivery of a notice of termination to Landlord within ten days after the expiration of the Building Permit Period, and the lease termination date shall be the date that is ten days after Landlord's receipt of the termination notice (the "Effective Termination Date"). Notwithstanding the foregoing, if the Building Permit is issued at any point on or before the Effective Termination Date, the termination of this Lease shall be automatically null and void.

          If the Lease is terminated for any reason, Tenant shall promptly reimburse Landlord for the Permit Costs. The remedy set forth in this Section is Tenant's sole and exclusive right and remedy based upon any delay in the obtaining of the Building Permit.

          2.6    Rent Commencement Date Acceleration.    For purposes of calculating the Rent Commencement Date, the date the Building Permit is issued will be deemed to be the date of issuance of the Building Permit as moved forward on a day for day basis for each day of Tenant Delay.

        3.    Tenant's Work.

          3.1    Commencement of the Tenant's Work.    Tenant shall not commence construction of Tenant's Work until the Building Permit is issued. At least 5 Business Days prior to commencement of Tenant's Work, Tenant shall deliver to Landlord certificates of insurance evidencing that the General Contractor is carrying all coverages required to be carried by contractors employed by Tenant under the Lease.

          3.2    Performance and Quality of the Tenant's Work.    Except for Landlord's Contribution, all of Tenant's Work shall be performed by Tenant at Tenant's sole cost and expense. All construction work conducted in connection with the Tenant's Work shall be done in a good and workmanlike manner with new, first-class materials, in a lien-free manner and in compliance with all Legal Requirements, and all requirements of public authorities and insurance bodies related to, or arising out of the performance of, such construction work. Landlord shall have the right to inspect such construction work at any time, provided that Landlord shall use reasonable efforts to give Tenant prior notice of any such inspections.

          3.3    Completion of the Tenant's Work.    Tenant shall cause the Substantial Completion Certificate to be issued on or before the Outside Work Completion Date. Within fifteen days after the Substantial Completion Date, Tenant shall record against title to the Complex a Notice of Substantial Completion signed by the General Contractor that meets the requirements set forth in M.G.L. c. 254, s. 2A. If the Substantial Completion Date has occurred, Landlord shall sign any such Notice of Substantial Completion delivered to it within fifteen days after its receipt of same. Within 30 days after the Substantial Completion Date, Tenant shall, at Tenant's sole expense, deliver to Landlord a complete set of as-built plans for the Tenant Work, certified as being accurate and complete by the Architect. Such plans shall be in so-called "computer assisted design" or "CAD" format if requested by Landlord.

          3.3    Tenant's Permits.    Tenant shall obtain, at Tenant's sole cost and expense, on or before the Substantial Completion Date all Tenant Permits, and shall provide Landlord with copies of all Tenant Permits (the "Permit Condition").

        4.    Landlord's Work.    Landlord shall, at Landlord's sole cost and expense, complete Landlord's Work within 60 days of the Date of this Lease.

        5.    Landlord's Contribution.

          5.1    Maximum Amount.    As an inducement to Tenant's entering into the Lease, and subject to the terms and conditions set forth in this Work Letter, Landlord shall pay to Tenant Landlord's Contribution. Landlord's Contribution shall be used by Tenant to pay only for the following costs in connection with Tenant's Work: general construction costs; data/telecommunications cabling and related equipment costs; architectural services, including space plans, as-built plans, and mechanical, electrical and plumbing work; and construction management fees (collectively, "Tenant's Permitted Expenses").

          5.2    Payment.    Upon commencement of the construction of Tenant's Work, Tenant shall have the right to obtain payment of up to $425,000.00 of Landlord's Contribution (collectively, the "Periodic Payments") by submitting to Landlord (i) a statement (hereinafter "Tenant's Statement"), including requisitions from Tenant's contractors, third party invoices and other documentation reasonably requested by Landlord evidencing the total cost of, and payment for, Tenant's Permitted Expenses and (ii) lien waivers with respect to work set forth on Tenant's Statement. Tenant shall have the right to obtain payment of the remaining balance of Landlord's Contribution at any time after completion of Tenant's Work (the "Final Payment"), by submitting to Landlord (x) Tenant's Statement in accordance with (i) above; and (y) final lien waivers relating to items, services and work performed in connection with all phases and portions of Tenant's Work. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to Tenant's Statement in order to verify the amount thereof. For the Periodic Payments, Landlord shall pay to Tenant within 10 days of Landlord's receipt of Tenant's Statement, the lesser of (i) Tenant's Permitted Expenses either incurred or to be incurred as detailed on Tenant's Statement, or (ii) $425,000.00, as reduced by the Permit Costs. For the Final Payment, Landlord shall pay to Tenant within 30 days of the date of Landlord's receipt of Tenant's Statement and the lien waivers in compliance with the terms of this Section 5.2, and provided that the Permit Condition is satisfied, the lesser of (i) an amount equal to Tenant's Permitted Expenses incurred by Tenant as detailed on Tenant's Statement, minus any portion of Landlord's Contribution previously paid to Tenant, or (ii) an amount equal to the unpaid balance of Landlord's Contribution, as reduced by the Permit Costs. Notwithstanding anything to the contrary contained in the Lease: (i) Landlord shall have no obligation to pay any portion of Landlord's Contribution requested under any Tenant's Statement that is submitted to Landlord after the Outside Work Completion Date; (ii) Landlord's obligation to pay any portion of Landlord's Contribution shall be conditioned upon Tenant being in compliance with the terms of this Lease and there existing no default by Tenant in its obligations under the Lease at the time that

  Landlord would be required to make such payment; and (iii) Landlord shall have no obligation to advance any funds or pay any amounts on account of Tenant's Work in excess of Landlord's Contribution.

        6.    Notice.    Any notice required or permitted to be given pursuant to the provisions of this Exhibit F shall be given in accordance with the provisions set forth in the Lease.

SCHEDULE A

Design/Development Plans

A.    Initial Design/Development Plans

        Plans prepared by the Architect and attached hereto.

B.    Landlord's Comments on Initial Design/Development Plans

  •
  need to review elevations on new entrances

  •
  need to review mechanical system implications, including location of equipment, roof penetrations and exhaust equipment

SIFTER
CALENDER
SLURRY / COATING
PILOT
201
VACUUM OVEN
6' BENCH
DRY ROOM
RH<1%
206
WINDER
COATER
LASER WELDER
GLOVE -BOX
PLANETARY MIX
203
SINK
6' BENCH
ANTECHAMBER
6' BENCH
SINK
CELL FAB
204
5' BENCH
VACUUM OVEN
UP
DN
JET MILL
10-1
ATTRITOR
RECEIVING
STOR.
RECEIVING
206
126 S.F.
CHEM.
STOR.
207
POWDER
PILOT
205
6" TUBE
FURNACES
6" TUBE
FURNACES
ROLL MILL
LIQUID NH3OC
STOR.
ECTIC ROOM
79'-10"

OPEN
LIFT
DN
OFFICE-1
FULL SEPERAT BETWEEN AND OFF
LIFT LOBBY
STOR.
AREA ADDED=540 SF
STA-10
STA-14
STA-11
TOILET
STA-17
STA-18
STA-19
STA-12
STA-15
STA-9
TOILET
STA-20
STA-13
STA-16
STA-8
KITCHENETTE
DN
CONF.
COATS
JAN.
STA-21
CONF.
OFFICE MANG.-3
option: fax/copy/ printer
STA-1
STA-2
STA-3
STA-4
STA-5
STA-6
STA-7
FULL SEPERATION BETWEEN LAB AND OFFICES
SK-1
STATIONS 21

SCHEDULE B

Landlord Approval Letter

                                    , 2004

A123 Systems, Inc.

Attn:

  Re:
  Building 60, The Arsenal on the Charles
  Watertown, Massachusetts (the "Premises")

Ladies and Gentlemen:

        Reference is made to that certain Lease, dated as of                                    , 2004, between President and Fellows of Harvard College, as Landlord, and A123 Systems, Inc., as Tenant, with respect to the Premises. In accordance with Section 2.1 of Exhibit F to the Lease, this is to confirm that the Final Construction Drawings referred to in such Exhibit F are those drawings prepared by                                    and described as follows:

DATE	TITLE	#PAGES

        Landlord confirms that it has approved the Final Construction Drawings.

        Landlord hereby requires that the following elements of Tenant's Work shall be removed by Tenant at the expiration of the Lease Term in accordance with Section 5.1.4 of the Lease:

[LIST ALL ELEMENTS TO BE REMOVED]

        If the foregoing is in accordance with your understanding, would you kindly execute this letter in the space provided below and return the same to us, whereupon it will become a binding agreement between us.

Very truly yours,
PRESIDENT AND FELLOWS OF HARVARD COLLEGE
By:

Accepted and Agreed:
A123 Systems, Inc.
By:

Name:

Title:

EXHIBIT G: ENVIRONMENTAL RESTRICTIONS

1.
Grant of Environmental Restrictions and Easements dated as of August 9, 1998 from the United States of America acting by and through the Secretary of the Army as Grantor to the Massachusetts Department of Environment Protection as Grantee, recorded with the Middlesex South District Registry of Deeds in Book 28978, Page 549, as amended by a First Amendment to Grant of Environmental Restrictions and Easements dated February 9, 1999 recorded with said Deeds in Book 29779, Page 359, a Second Amendment to Grant of Environmental Restrictions and Easement recorded with said Deeds in Book 30066, Page 116, a Partial Release of Grant of Environmental Restrictions and Easement recorded with said Deeds in Book 30278, Page 511, a Third Amendment to Grant of Environmental Restriction and Easement recorded with said Deeds in Book 30278, Page 513, and a Fourth Amendment to Grant of Environmental Restriction and Easement recorded with said Deeds in Book 31682, Page 99 (the "Grant of Environmental Restriction").

2.
Notices of Activity and Use Limitation under M.G.L. c.21E recorded with said Deeds in Book 28959, Page 92 (the "Well C-2 Area AUL").

3.
Notice of Activity and Use Limitation under M.G.L. c.21E recorded with said Deeds in Book 29766, Page 17.

4.
Notice of Activity and Use Limitation under M.G.L. c.21E recorded with said Deeds in Book 28959, Page 190, as amended by a First Amendment recorded with said Deeds in Book 30801, Page 319 (the "Building 60/227 Area").

5.
Quitclaim Deed dated as of August 20, 1998 from United States of America acting by and through the Secretary of the Army to the Watertown Arsenal Development Corporation, recorded with the Middlesex South District Registry of Deeds in Book 29012, Page 240 (the "Army Deed").

6.
Plan entitled "Army Materials Technology Laboratory, Watertown, Massachusetts, Center Wing of Building 313 Area and Portion of Southerly Wing of Building 313 Area," dated June 2, 1999, as revised on June 3, 1999, prepared by Dunn McKenzie, Inc., recorded as Plan No. 614.

7.
Finding of Suitability to Transfer dated July 30, 1998, prepared for the United States Department of the Army by the United States Army Corps of Engineer.

Including any and all amendments or modifications to the foregoing instruments.

EXHIBIT H: CLEANING SPECIFICATIONS

Applicable to office portions of the Premises only.

EXHIBIT H

Cleaning Specifications

Task Specifications

Lobbies & Common Areas

Daily:

  •
  Empty all waste receptacles and replace liners (to be supplied by Customer).

  •
  Remove dust from all furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations using chemically treated cloths.

  •
  Completely wipe all furniture.

  •
  Spot clean doors and walls especially around door-frames and light switches.

  •
  Completely wash all glass.

  •
  Clean and polish all elevator doors, walls, etc.

  •
  Thoroughly vacuum all carpeting including edges.

  •
  Thoroughly sweep and damp mop all hard surface floors.

  •
  Spot clean all carpeting.

Weekly:

  •
  Spray-buff or hi-speed burnish all hard surface floors (three times per week).

  •
  Vacuum all upholstered furniture.

  •
  Render all dusting of accessible surfaces not reached by daily cleaning.

  •
  Clean and polish elevator tracks.

Monthly:

  •
  Dust or vacuum all ceiling vents.

Twice Per Year:

  •
  Strip and refinish all hard surface floors.

As Necessary:

  •
  Shampoo all carpeting using a rotary and extraction method.

General Office Areas

Daily:

  •
  Empty all waste receptacles and replace liners (to be supplied by Customer).

  •
  Empty all recyclable materials, if any, and dispose of in designated recycling containers.

  •
  Remove dust from all furniture, window ledges, radiators, etc.

  •
  Spot clean all doors and walls especially around door-frames and light switches.

  •
  Spot clean all glass doors, partitions and glass walls that may exist.

  •
  Thoroughly vacuum all carpeting.

  •
  Thoroughly sweep and damp mop all hard surface floors.

Weekly:

  •
  Completely wash all glass doors, partitions and glass walls that may exist.

  •
  Vacuum or wipe clean conference room chairs.

  •
  Spray-buff or hi-speed burnish all hard surface floors (Tuesdays & Thursdays).

Monthly:

  •
  Render all dusting of accessible surfaces not reached by daily cleaning.

Quarterly:

  •
  Dust all ceiling vents.

Twice Per Year:

  •
  Strip and refinish all hard surface floors.

Kitchenettes

Daily:

  •
  Pull all trash and replace liners (to be supplied by Customer).

  •
  Remove dust from all furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations.

  •
  Thoroughly wipe down all tables and chairs.

  •
  Wipe down all trash containers.

  •
  Spot clean doors and walls especially around and behind trash receptacles.

  •
  Thoroughly vacuum all carpeting.

  •
  Spot clean all carpeting.

  •
  Thoroughly dry-mop and damp mop all hard surface floors.

Weekly:

  •
  Spray-Buff or hi-speed burnish all hard surface floors.

Quarterly:

  •
  Vacuum all ceiling vents.

Twice Per Year:

  •
  Thoroughly scrub, seal and wax all hard surface floors.

EXHIBIT I: BASE BUILDING SPECIFICATIONS

Building 60 – One Kingsbury Avenue

--HVAC System two packaged rooftop units @ grade level (10 ton & 12 Ton)
--Electrical Service 400amp, 480V, 3-phase, 4-wire service
--RCN Fiber 288count, Verizon connections & Video/Broadband in the building
--Floor loads minimum 150 pounds per sq/ft
--New Cerberus Pyrotronics Fire Alarm Panel
--Ceiling Heights are 20' to the bottom of the trusses.
--Two ADA compliant bathrooms
--Floor Loads 150 lbs/square inch

The Arsenal on the Charles

Beal

EXHIBIT J: LIST OF PERMITTED HAZARDOUS MATTERS

Main Hazardous Materials by location, approximate volumes

Power Production Room, electrically grounded floor standing barrels

Material	volume (gallons	)	weekly usage	waste stream
acetone	55		55	stored
TOTAL	55			55

Coating room, floor-standing flammables cabinet

Material	volume (gallons	)	weekly usage	waste stream
n-methylpyrrolidinone	5		5	Vented
TOTAL	10			10

Synthesis lab, floor-standing flammables cabinet

Material	volume (gallons	)	weekly usage	waste stream
acetone	10		10	stored
methanol	2		2	stored
ethanol	1		1	stored
isopropanol	2		2	stored
TOTAL	15			15

SA & Wet lab, shared floor-standing flammables cabinet

Material	volume (gallons	)	weekly usage	waste stream
acetone	4		4	stored
methanol	4		2	stored
ethanol	4		2	stored
isopropanol	4		2	stored
TOTAL	16			10

Mix Room, under-hood flammables cabinet

Material	volume (gallons	)	weekly usage	waste stream
n-methylpyrrolidinone	4		2	stored
acetone	4		2	stored
methanol	1		0.5	stored
ethanol	1		0.5	stored
isopropanol	1		0.5	stored
TOTAL	11			5.5

Dry Room, glove box

Material	volume (gallons	)	weekly usage	waste stream
LiPF6 in carbonates	2		1	stored
TOTAL	2			0.1
GRAND TOTAL	107			85.6

Solvent receiving / storage / waste collection plan

"Just-in time" ordering of hazardous materials, 4 gal cases, 55 gallon drum

Minimal storage of not-in-use materials
Storage in flammables cabinets

Waste collected in satellite areas (one in each location above)

Satellite waste collected into 2 × 55 gallon drums, electrically grounded and in secondary containment, in powder production area (to handle 85.52 gallons/week waste)

				Hazards (704 Diamond			)
Chemical Description Name	Source Supplier	Amount	Received	Health	Fire	Specific		Location	MSDS filed?
Flammable cabinet and under-hood cabinet
1,2-dichlorobenzene	Aldrich	1 L
1,2-dichloroethylene (HPLC)	Aldrich	100 mL
12-crown-4	Aldrich	5g
1 -bromonaphthalene	Aldrich	500g
1 -bromonaphthalene	Avo	250g
1-butanol	Alfa	4L
1-octanol	Avocado	500 mL × 2
1-octanol	Aldrich	1Lx3
2,4-pentanedione	Avocado	500 mL
2-butanone	Alfa	1L
2-methoxyethylacetate	Avo	500 mL × 2
2-methoxyethylether	Aldrich	100 mL
3-bromothiophene	Avocado	50g
3-bromothiophene	Aldrich	100g
3-hexylthiophene	Aldrich	5g
4-benzylpyridine	Avocado	50g + 250g
4-benzylpyridine	Aldrich	100g
Acetone	Pharmco		2	3	0
acetone (HPLC)	Aldrich	2L × 4
acetonitrile	Aldrich	1 L × 3
acetonitrile	Mallinckrodt	4L
Aniline	Aldrich	500 g
benzylalcohol	Aldrich	1 L
benzylalcohol	Alfa	250 mL
bromobenzene	Avocado	500g
bromobenzene	Aldrich	500g
calcium chloride	Aldrich	50 g
Carbon tetrabromide (tetrabromomethane)	Aldrich	50 g
Chlorobenzene	Aldrich	100 mL
chloroform	Aldrich	4L
chloroform (HPLC)	Alfa	4L
Coulomat A (Karl Fisher solution)	EM Industries	500 mL × 2
Coulomat C (Karl Fisher solution)	EM Industries	25 mL × 2
cyclohexane	Aldrich	4L × 7
cyclopentanone	Alfa	250 mL
decahydronaphthalene	Aidrich	1L
di n-butlyphthalate	Alfa	1 kg
dichloromethane	Aldrich	1L × 2
dichloromethane	Alfa	1L
diethylcarbonate	in house vial	100 mL
diethylether	Alfa	1 L
diethylether	Aldrich	1 L
diiodometh	Avocado	250g
dimethylcarbonate	Avocado	500g
divinylbenzene	Alfa	50g
ethanol (absolute)	Pharmco	5 gal
ethylacetate	Alfa	1L
ethylenecarbonate	Alfa	500g
ethyleneglycoldimethylether	Aldrich	100 mL
ethyltriethoxysilane	Aldrich	50mL
Ferrocene	Aldrich	5g
y-butyrolactone	Aldrich	500g
Glyoxal (40% solution in water)	Avocado	500 mL
Iodine	Aldrich	100g
Iron(lll)chloride	Aldrich	100g
Isopropylalcohol	Pharmco	4L × 3
lithium hexafluorophosphate	Aldrich	25g × 2

				Hazards (704 Diamond)				MSDS filed?
Chemical Description Name	Source Supplier	Amount	Received				Location
				Health	Fire	Specific
methacroyl chloride	Aldrich	100 mL
Methyl acetate (anhydrous)	Aldrich	100 mL
methylmethacrylate	Alfa	1 kg
methyltrichlorosilane	Aldrich	100g
methyltriethoxysilane	Aldrich	50g
mineral oil	Alfa	1 kg
m-xylene	Alfa	4 L
m-xylene	Aldrich	1 kg
N, N-dimethylformamide	Aldrich
N,N-dimethylsulfoxide	Alfa	250 mL
Nafion (5% solution in water/alcohol)	Aldrich	25mL × 2
n-decane	Alfa	100g × 2
n-heptane	Alfa	1L
Nitrobenzene	Aldrich	500 mL
N-methylpyrolidinone	Aldrich	2L × 2
N-methylpyrolidinone	Alfa	100mL × 2
n-nonane	Alfa	100 mL
n-octane	Avocado	500 mL
octadecafluorooctane	Aldrich	25g
octafluorotoluene	Aldrich	5g
o-xylene	Aldrich	1L
phenylethylmercaptan	in house vial	5mL
phenylethylmercaptan	Aldrich	25g
phthalic anhydride	Aldrich	1 kg
polyethylene imine (high molecular weight)	Aldrich	250 mL
propylene carbonate	Aldrich	1L
p-xylene	Alfa	4L
tetrahydrofuran	Aldrich	500 mL
tetramethylenesulfone	Avocado	250g
thiophene	Aldrich	100g
toluene	Alfa	1 L
Triton X-100	Aldrich	100 mL
vinyltrimethoxysilane	Aldrich	100 mL
Lab 808 Refrigerator
benzoyl peroxide	Aldrich	50g
2,2' azobisisobutyronitrile	Aldrich	100g
SarCure SR 1128	Sartomer	4 oz
CD552	Sartomer	1 lb
CD9038	Sartomer
CD9020	Sartomer
CD401	Sartomer
CD9021	Sartomer
CD306	Sartomer
CD238	Sartomer
CD214	Sartomer
CD572	Sartomer
CD292	Sartomer
CD610	Sartomer
Butylacrylate	Aldrich	100 mL
butylmethacrylate	Aldrich	100 mL
methanesulfonyl chloride	Aldrich	100 mL
general lab shelving

Chemical or Trade Name	Formula	Supplier	Amount	Received	Location
Acetone	C3H6O	Pharmco	4L	monthly	706
Acetonitrile	CH3CN	Sigma-Aldrich	2L	7/25/2003	706
Ammonium chloride	NH4CI	Sigma-Aldrich	500g	8/8/2003	706
Ammonium hydrogen phosphate	(NH4)2HPO4	Alfa Aesar	250g	3/5/2004	706
Ammonium hydroxide	NH4OH	Sigma-Aldrich	500mi	10/20/2003	706
Ammonium persulfate	(NH4)2S2O3	Sigma-Aldrich	100g	7/25/2003	706
Calcium chloride	CaCI2	Sigma-Aidrich	2x500g	5/5/2003	706
Carbon black, acetylene	C	Alfa Aesar	250g	4/1/2004	706
Celite 545-diatomaceous earth	unknown	Sigma-Aldrich	500g	5/5/2003	706
Chloroform	CHCI3	Sigma-Aldrich	2L	10/20/2003	706
Chloroform-d	CDCI3	Sigma-Aldrich	100g	8/3/2003	706
Cobalt(ll) oxalate dihydrate	CoC204-2H20	Alfa Aesar	100g	1/26/2004	706
Copper Chromite	2(CuO)Cr2O3	Sigma-Aidrich	100g	6/15/2003	706
Copper(ll) chloride	CuCI2	Sigma-Aldrich	10g	Jun-03	706
18-Crown-6	C12H24O6	Sigma-Aldrich	5g	7/27/2003	706
2,3-Dibromothiophene	C4H2Br2S	Sigma-Aldrich	2x5g	5/1/2003	706
Dichloromethane	CH2CI2	Sigma-Aldrich	2L	11/29/2003	706
Diethyl oxalate	C6H10O4	Sigma-Aidrich	1kg	5/5/2003	706
Diisopropylamine	C6H15N	Sigma-Aldrich	100ml	5/5/2003	706
Epibromohydrin	C3H5BrO	Sigma-Aldrich	100g	5/5/2003	706
Ethanol	C2H5OH	Sigma-Aldrich	4L	5/5/2003	706
Ethyl acetate	C4H8O2	Sigma-Aldrich	21	5/15/2003	706
3,4-Ethylene dioxythiophenemethanol, Baytron M OH	C7H8O3S	Bayer	40g	6/20/2003	706
3,4-Ethylenedioxythiophene, Baytron M	C6H6O2S	Bayer	100g	unknown	706
Hexanes	C6H6	Alfa Aesar	2.5L	1/26/2004	706
Hydrochloric acid	HCI	Sigma-Aldrich	500ml	6/25/2003	706
Indium III chloride	lnCI3	Sigma-Aldrich	50g	7/27/2003	706
Indium(III) hydroxide	ln(OH)3	Sigma-Aldrich	50g	10/1/2003	706
Indium(III) nitrate hydrate	ln(NO3)3-5H2O	Sigma-Aldrich	50g	10/20/2003	706
Iodopropyltriethoxysilane	C6H15SiO3l	UCT	25g	8/16/2003	706
Iron III chloride hexahydrate	CI3Fe-6H2O	Sigma-Aldrich	500g	7/25/2003	706
Iron III nitrate nonahydrate	Fe(NO3)3-9H2O	Sigma-Aldrich	500g	7/25/2003	706
Iron(III) chloride	FeCl3	Sigma-Aldrich	100g	7/25/2003	706
Iron(III) perchlorate hydrate	Fe(CIO4)3-xH20	Sigma-Aldrich	500g	2/16/2004	706
Iron(III) phosphate tetrahydrate	FePO4 - 4H2O	Sigma-Aldrich	500g	2/16/2004	706
Iron(III) p-toluenesulfonate hexahydrate	C6H7SO3Fe-6H2O	Sigma-Aldrich	150g	2/16/2004	706
Isopropanol	C3H8O	Pharmco	4L	monthly	706
Lithium cobalt oxide	LiCoO2	FMC	100g	unknown	706
Lithium nickel(II) manganese(II) oxide	LiNiO.5MnO.502	Tanaka Chemical	100g	unknown	706
Lithium phosphate	Li3PO4	Alfa Aesar	25g	3/5/2004	706
Magnesium sulfate	MgSO4	Sigma-Aldrich	2x500g	5/15/2003	706
Manganese(II) acetate	Mn(CH3COO)2	Alfa Aesar	10g	3/22/2004	706
Manganese(II) carbonate	MnCO3	Alfa Aesar	25g	4/1/2004	706
Manganese(III) acetate	Mn(CH3COO)3	Aifa Aesar	10g	3/22/2004	706
Methanol	CH3OH	Pharmco	4L	monthly	706
1-Methyl-2-pyrrolidione	C5H9NO	Sigma-Aldrich	1L	7/27/2003	706
N,N-Dimethylformamide	C3H7NO	Sigma-Aldrich	11	5/15/2003	706
Nickel(II) oxalate dihydrate	NiC2O4 - 2H2O	Alfa Aesar	50g	2/6/2004	706
Nitric acid	HNO3	Sigma-Aldrich	500ml	10/20/2003	706
Nonaoyl chloride	C9H17CIO	Sigma-Aidrich	25g	7/11/2003	706
Pentadecafluorooctanoyl chloride	C8F15OCl	Sigma-Aldrich	2x25g	2/22/2003	706
2,4-Pentanedione	C5H3O2	Sigma-Aldrich	1L	7/27/2003	706
Pentafluoroheptanol	CF3(CF2)5CH2OH	Exfluor Research Corp	100g	unknown	706
1H, 1 H-Perfiuoro-1-hexadecanol	CF3(CF2)14CH2OH	Exfluor Research Corp	100g	unknown	706
Poly(sodium 4-styrenesulfontate) MW=200K	C8H7NaO3S	Sigma-Aldrich	500g	1/4/2004	706
Poly(sodium 4-styrenesulfontate) MW=70K	C8H7NaO3S	Sigma-Aidrich	100ml	1/4/2004	706
Polyvinyl alcohol—Celvol 305	C2H4O	Celvol	500g	unknown	706
Potassium carbonate	K2CO3	Sigma-Aldrich	500g	5/15/2003	706
Potassium chloride	KCI	Sigma-Aldrich	2x500g	5/15/2003	706
Potassium hydroxide	KOH	Sigma-Aldrich	2.5kg	5/5/2003	706

Chemical or Trade Name	Formula	Supplier	Amount	Received	Location
Propylene carbonate	C4H6O3	Sigma-Aldrich	1L	unknown	706
p-Toluenesulfonic acid monohydrate	C7H8O3S-H2O	Sigma-Aidrich	2x500g	7/25/2003	706
p-Toluenesulfonyl chloride	C7H7ClO2S	Sigma-Aldrich	100g	7/25/2003	706
Silica Gel	SiO2	JT Baker	2.5kg	6/17/2003	706
Sodium carbonate	Na2CO3	Sigma-Aldrich	2.5kg	5/5/2003	706
Sodium chloride	NaCl	Fluka	1kg	6/14/2003	706
Sodium hydride in 60% mineral oil	NaH	Sigma-Aldrich	500g	8/8/2003	706
Sodium hydrogen carbonate	NaHCO3	Sigma-Aldrich	500g	6/20/2003	706
Sodium hydroxide	NaOH	Sigma-Aldrich	500g	5/15/2003	706
Sodium Metal	Na	Sigma-Aldrich	2x100g	5/5/2003	706
Sodium p-toluenesulfonate	NaC7H8O3S	Sigma-Aldrich	100g	Jan-04	706
Sodium sulfate	Na2SO4	Sigma-Aldrich	500g	7/27/2003	706
Sulfuric acid	H2SO4	Sigma-Aldrich	500ml	5/5/2003	706
Tetrabutylammonium hexafluorophosphate	C16H36F6NP	Fluka	100g	7/11/2003	706
Tetrabutylammonium perchlorate	C16H36ClNO4	Fluka	50g	7/11/2003	706
Tetrahydrofuran	C4H8O	Sigma-Aldrich	4L	5/17/2003	706
Tin IV chloride	SnCl4	Sigma-Alcirich	250g	7/27/2003	706
Tin(II) chloride dihydrate	SnCl2-2H2O	Sigma-Aldrich	100g	8/3/2003	706
Titanium dioxide—Tiona	TiO2-SiO2	Millenium Chemical	1kg	8/7/2003	706
Triethylamine	C6H15N	Sigma-Aldrich	100ml	8/29/2003	706
Vacuum pump oil	unknown	Edwards	4L	May-03	706
Vanadium(II) oxide	VO	Alfa Aesar	20g	2/26/2004	706
Vanadium(III) oxide	V2O5	Alfa Aesar	20g	2/11/2004	706
Zonyl FS-300 fluorosurfactant	unknown	Dupont	500g	Dec-03	706
Zonyl FS-62 fluorosurfactant	unknown	Dupont	100g	Dec-03	706
Zonyl FSP fluorosurfactant	unknown	Dupont	100g	Dec-03	706

Execution Version

FIRST AMENDMENT TO LEASE

Definitions:

Effective Date:	February 9, 2007.
Landlord:
Harvard University, founded in 1636, being an educational and charitable corporation established under the Harvard Charter of 1650 from the General Court of the Massachusetts Bay Colony, whose corporate name is "President and Fellows of Harvard College."
Tenant:	A123 Systems, Inc., a Delaware corporation.
Lease:	Lease between Landlord, as landlord, and Tenant, as tenant, dated as of June 1, 2004.
Existing Premises:	All of Building 60 (as defined below) containing approximately 10,993 rentable square feet of space, all as more particularly described in the Lease.
Expansion Premises:	A portion of the third floor of Building 312 (as defined below) containing approximately 9,894 rentable square feet of space, as more particularly described on Exhibit A attached hereto.
Expansion Premises Commencement Date:	February 9, 2007.
Expansion Premises
Rent Commencement Date:	Five days after the date of the Rent Commencement Date Notice delivered to Tenant pursuant to the Expansion Premises Work Letter.
Expansion Premises
Lease Expiration Date:	Three years after the Expansion Premises Rent Commencement Date, or such earlier or later date upon which the Lease Term with respect to the Expansion Premises may expire, be terminated or extended pursuant to any of the conditions or other provisions of this Lease or pursuant to law.
Expansion Premises Work Letter:	The work letter attached hereto as Exhibit B.

        All capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

BACKGROUND:

        Tenant desires to expand the Premises, and Landlord has agreed to such expansion upon the terms and conditions set forth below, and provided certain other revisions are made to the Lease, all as set forth more particularly below.

        Landlord and Tenant hereby agree as follows:

        1.    Expansion Premises:    Landlord will deliver the Expansion Premises to Tenant as of the Expansion Premises Rent Commencement Date and, subject to the Landlord's Work (as defined in the Expansion Premises Work Letter), Tenant accepts the Expansion Premises in its AS-IS condition, and Landlord shall have no obligation to do any work or make any installation or alterations of any kind to the Expansion Premises, except as set forth in the Expansion Premises Work Letter.

        2.    Amended Definitions:

          (a)   As of the Expansion Premises Commencement Date the following terms wherever they appear in the Lease shall have the following meanings:

  Building 60:    Building 60 shall mean the building known as Building 60, as shown on the Site Plan. Building 60 contains approximately 10,993 rentable square feet.

  Building 312:    Building 312 shall mean the building known as Building 312, as shown on the Site Plan. Building 312 contains approximately 34,445 rentable square feet.

  Building:    Building shall mean, collectively, the buildings known as Building 60 and Building 312. As used in the Lease, wherever the term Building is used, it shall apply, with respect to the Existing Premises, to Building 60 and, with respect to the Expansion Premises, to Building 312; provided, however, that notwithstanding any contrary provisions in the Lease, Tenant's maintenance obligations with respect to Building 312 shall be limited to the Expansion Premises.

  Premises:    All references to the Premises shall mean the Existing Premises and the Expansion Premises. Upon the Lease Expiration Date, the Premises shall mean the Expansion Premises.

  Initial Lease Term:    With respect to the Existing Premises, the period commencing on the Lease Commencement Date and ending on the Lease Expiration Date, unless sooner terminated as provided in this Lease. With respect to the Expansion Premises, the period commencing on the Expansion Premises Commencement Date and ending on the Expansion Premises Lease Expiration Date, unless sooner terminated as provided in the Lease.

  Lease Term:    The Initial Lease Term. If this Lease provides for a right to extend the term of this Lease, and if Tenant validly extends this Lease, then during the applicable Extension Term, references to Lease Term shall be deemed to refer to the applicable Extension Term, and during the Expansion Premises Extension Term, references to Lease Term shall be deemed to refer to the Expansion Premises Extension Term.

  Expansion Premises Extension Term:    A portion of the Lease Term constituting one term of five years.

  Lease Year:    With respect to the Existing Premises, the period running from the Lease Commencement Date to the first anniversary of the Rent Commencement Date and thereafter a Lease Year shall mean the successive year-long period commencing on an anniversary of the Rent Commencement Date. With respect to the Expansion Premises, the period running from the Expansion Premises Commencement Date to the first anniversary of the Expansion Premises Rent Commencement Date and thereafter a Lease Year shall mean the successive year-long period commencing on an anniversary of the Expansion Premises Rent Commencement Date (an "Expansion Premises Lease Year"), Rent shall be prorated for any Lease Year that is shorter or longer than one Year.

          (b)   As of the Expansion Premises Rent Commencement Date the following terms wherever they appear in the Lease shall have the following meanings:

  Basic Rent:    Existing Premises Basic Rent and Expansion Premises Basic Rent.

2

          Existing Premises Basic Rent:

Period	Annual Basic Rent	Monthly Basic Rent
Lease Year 1 (commencing on the Rent Commencement Date)	$271,527.10	$22,627.26
Lease Year 2	$282,520.10	$23,543.34
Lease Year 3	$293,513.10	$24,459.43
Lease Year 4	$304,506.10	$25,375.51
Lease Year 5	$315,499.10	$26,291.59

          Expansion Premises Basic Rent:

Period	Annual Basic Rent	Monthly Basic Rent
Lease Year 1 (commencing on the Expansion Premises Rent Commencement Date)	$277,032.00	$23,086.00
Lease Year 2	$286,926.00	$23,910.50
Lease Year 3	$296,820.00	$24,735.00

  Tenant's Share of Parking Spaces:    52 unreserved parking spaces located in the Complex to be used in accordance with Section 2.7. Upon the Lease Expiration Date, the Tenant's Share of Parking Spaces shall mean 23 unreserved parking spaces located in the Complex to be used in accordance with Section 2.7.

  Base Cost Year:    With respect to the Existing Premises, the tax Fiscal Year commencing on July 1, 2004 and ending on June 30, 2005. With respect to the Expansion Premises, the tax Fiscal Year commencing on July 1, 2006 and ending on June 30, 2007.

  Tenant's Operating Cost Share:    With respect to Building 60, 100% (the percentage calculated by dividing the rentable square feet of the Existing Premises (10,993) by the rentable square feet of the Building (10,993) and multiplying the resulting quotient by 100). With respect to Building 312, 26.13% (the percentage calculated by dividing the rentable square feet of the Expansion Premises (9,000) by the rentable square feet of the Building (34,445) and multiplying the resulting quotient by 100).

  Base Tax Year:    With respect to the Existing Premises, the tax Fiscal Year commencing on July 1, 2005 and ending on June 30, 2006. With respect to the Expansion Premises, the tax Fiscal Year commencing on July 1, 2006 and ending on June 30, 2007.

  Tenant's Tax Share:    With respect to the Existing Premises, the Tenant's Tax Share shall mean 1.4792% (the percentage calculated by dividing the rentable square feet of the Existing Premises (10,993) by the rentable square feet of the Complex (743,176) and multiplying the resulting quotient by 100). With respect to the Expansion Premises, the Tenant's Tax Share shall mean 1.2110% (the percentage calculated by dividing the rentable square feet of the Expansion Premises (9,000) by the rentable square feet of the Complex (743,176) and multiplying the resulting quotient by 100).

        3.    Landlord's Work/Expansion Premises Work Letter.    Landlord shall perform the Landlord's Work (as defined in the Expansion Premises Work Letter) in accordance with the terms and provisions of the Expansion Premises Work Letter. In addition, on or before June 30, 2007, Landlord shall renovate the lobby of Building 312 by installing tile flooring and new lighting and painting the lobby area.

        4.    Option to Extend Lease Term.    Notwithstanding anything contained in the Lease to the contrary, the term Premises, as used in Article 10 of the Lease, shall mean only the Existing Premises.

3

On the conditions (which conditions Landlord may in its sole discretion waive by notice to Tenant at any time) that (i) Tenant is in compliance with the terms of this Lease and no Event of Default exists, and (ii) Tenant is occupying at least 80% of the Expansion Premises, in the case of each such condition both as of the time of the exercise of the Tenant's rights in this Section 5 and as of the commencement of the Expansion Premises Extension Term, Tenant shall have the option to extend this Lease for one Expansion Premises Extension Term. Tenant may exercise its Expansion Premises option with respect to the Expansion Premises Extension Term by giving written notice ("Expansion Premises Extension Notice") to Landlord at least nine months before the Expansion Premises Lease Expiration Date. Time shall be of the essence in this Section 5. The Basic Rent for the Expansion Premises Extension Term shall be equal to the greater of the following:

            (i)  the amount of the Expansion Premises Basic Rent for the third Lease Year of the Lease Term with respect to the Expansion Premises, or

           (ii)  95% of the Market Rent (as defined in Article 10 of the Lease).

If the Lease is extended as provided in this Section 5, the phrase "Expansion Premises Lease Expiration Date" shall mean the last day of the Expansion Premises Extension Term.

        5.    Notice of Available Space in the Building.    Landlord, without incurring any liability and without representing that it will in all or any case do so, will endeavor to inform the Tenant named in Section 1.1 of the Lease of the availability of the space in Building 312 that is not subject to any superior rights of other tenants in Building 312 and that Landlord intends to rent to third parties (the "Available Space"). The Available Space shall not be deemed to be available until Landlord (i) enters into lease(s) for the Available Space; (ii) determines that the tenant(s) under such lease(s) will vacate the Available Space; and (iii) intends to offer such space for lease.

        If and when Landlord so informs Tenant, it shall not be an offer to lease the Available Space to Tenant, and Tenant shall have no rights to lease or use the Available Space. Landlord is free to lease and grant occupancy rights in the Available Space to anyone at its sole discretion regardless of whether Landlord has informed or notified Tenant. Tenant shall have no claim against Landlord under this Section 6, including any claim that Landlord either intentionally or negligently failed to provide Tenant with any information or notice, and Tenant, for itself and its successors and assigns and all persons claiming by through or under Tenant, hereby irrevocably waives any and all such claims.

        6.    Letter of Credit.    Simultaneously with the execution of this First Amendment, Tenant shall deliver to and deposit with Landlord a letter of credit in the original face amount of $65,250.00 to be held in accordance with the terms of Section 7.2 and 7.4 of the Lease.

        7.    Signage.    Landlord shall, at Landlord's sole cost and expense, include Tenant's name on the common directory sign in the interior lobby of Building 312, to be consistent with building standard signage.

        8.    Broker.    Tenant and Landlord each warrants and represents to the other that it has not dealt with any broker other than T3 Realty Advisors LLC ("T3") and Beal and Company, Inc. ("Beal" and, together with T3, the "Brokers") in connection with this First Amendment. In the event of any brokerage claims against Landlord (excluding claims made by either of the Brokers) or Tenant predicated on prior dealings by the other party hereto with the maker of such claims, the party alleged to have had such prior dealings shall defend, indemnify, and hold the other party harmless against all loss and expense incurred by it (including reasonable attorneys' fees). Landlord shall be responsible for any brokerage commission payable to the Brokers pursuant to separate agreements.

        9.    Ratification.    Except as expressly modified by this Amendment, the Lease shall remain in full force and effect, and as further modified by this Amendment, is expressly ratified and confirmed by the parties hereto.

4

        10.    Miscellaneous.    This Amendment (i) contains the entire agreement with respect to the subject matter hereof; (ii) may not be modified or terminated, nor may any provision hereof be waived, orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors, and assigns; and (iii) shall inure to the benefit of, and be binding upon, the parties hereto, and their successors, and assigns, subject to the provisions of the Lease regarding assignment and subletting. Any termination of the Lease shall also terminate and render void all rights of Tenant under this Amendment. Tenant's rights under this Amendment may not be severed from the Lease or separately sold, separately assigned, or separately transferred.

        11.    Applicable Law.    This Amendment shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

        12.    Counterparts.    This Amendment may be executed in multiple counterparts, each of which individually shall be deemed an original and all of which together shall constitute a single original agreement.

5

Execution Version

        IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment under seal effective as of the Effective Date.

PRESIDENT AND FELLOWS OF HARVARD COLLEGE
By:	/s/ Elizabeth Mara Name: Elizabeth Mara Title: VP for Finance and CFO
By:	/s/ James W. Gray Name: James W. Gray Title: Associate VP of Harvard Real Estate Services
A123 SYSTEMS, INC.
By:	/s/ Michael Rubino Name: Michael Rubino Title: CFO, VP Finance & Administration
Solely with respect to Sections 2 and 3 of the Expansion Premises Work Letter:
CHAPMAN CONSTRUCTION/DESIGN
By:	/s/ John Fermerus Name: John Fermerus Title: Vice President

Execution Version

EXHIBIT A

EXPANSION PREMISES

EXHIBIT B

EXPANSION PREMISES WORK LETTER

          LANDLORD: President and Fellows of Harvard College

          TENANT: A123 Systems, Inc.

        1.    Definitions.    Capitalized terms used in this Exhibit and not otherwise defined shall have the meanings set forth in the Lease. The following capitalized terms shall have the meanings set forth below:

         Actual Cost Statement:    See Section 4 below.

         Architect:    Austin Architects

         Contract:    See Section 2 below.

         Contract Sum:    See Section 2 below.

         Contractor:    Chapman Construction/Design

         Hard Costs:    See definition of Total Cost of Landlord's Work.

         Landlord's Contribution:    An amount of up to $395,760.00.

         Landlord's Work:    The leasehold improvement work described in the Plans and Specifications.

         Landlord's Base Building Work:    The base building improvement work described on Schedule A attached hereto.

         Outside Work Completion Date:    August 31, 2007.

         Plans and Specifications:    The final construction drawings and specifications for Landlord's Work prepared by the Architect attached hereto as Schedule B.

         Rent Commencement Date Notice:    A notice to be delivered by Landlord to Tenant upon the Substantial Completion Date stating that the Substantial Completion Date has occurred, including (I) (a) a certificate from Landlord's contractor to that effect, (b) a substantial completion certificate from the Architect, (c) a copy of the temporary or permanent certificate of occupancy for the Expansion Premises, and (d) a list of any "punchlist" items to be completed by Landlord, and (II) setting forth the Rent Commencement Date, which shall be the date that is five days after the date of the Rent Commencement Date Notice.

         Substantial Completion Date:    The date that Landlord's Work and Landlord's Base Building Work is substantially complete in accordance with the Plans and Specifications, with the exception of minor items of incomplete work and so-called "punchlist" items, as evidenced by (a) a certificate from Landlord's contractor, (b) a substantial completion certificate from the Architect, and (c) a copy of the permanent certificate of occupancy for the Expansion Premises, or a copy of the temporary certificate of occupancy for the Expansion Premises subject to conditions imposed by the Town of Watertown, provided such conditions do not impair occupancy of the Expansion Premises for the Permitted Use. Landlord shall, with reasonable diligence, complete all punch-list items and any conditions set forth on any temporary certificate of occupancy issued by the Town of Watertown. If the Substantial Completion Date has not occurred by the Outside Work Completion Date (as such date may be extended on a day-for-day basis as a result of a Tenant Delay), then Tenant shall have the right, exercisable by written notice to Landlord, to terminate this First Amendment to Lease.

         Tenant Change Orders:    See Section 3 below.

         Tenant Delay:    The delays referred to in paragraphs (a) and (b) are hereinafter collectively and individually as a "Tenant Delay"

        (a)   If a delay shall occur in the Substantial Completion Date as the result of:

  (i)
  any request by Tenant that Landlord delay the commencement or completion of Landlord's Work for any reason;

  (ii)
  any change by Tenant (including, but not limited to, change orders) in any of the Plans and Specifications after initial approval thereof by Tenant;

  (iii)
  any interference in Landlord's Work or Landlord's construction schedule resulting from any work performed by Tenant in connection with the construction of the mezzanine; or

  (iv)
  any reasonably necessary displacement of any of Landlord's Work from its place in Landlord's construction schedule resulting from any of the causes for delay referred to in this paragraph (a) and the fitting of such Landlord's Work back into such schedule;

        (b)   If a delay in the Substantial Completion Date, or if any substantial portion of such delay, is the result of Force Majeure, and such Force Majeure delay would not have occurred but for a delay described in paragraph (a), such Force Majeure delay shall be added to the delay described in paragraph (a) to the extent it extends beyond the Outside Work Completion Date.

         Tenant's Work:    The installation of Tenant's personal property, including furniture and furnishings, as well as the installation of telephone and data cabling and wiring in the Expansion Premises.

         Total Cost of Landlord's Work:    The total cost incurred by Landlord in connection with the performance of Landlord's Work, including, without limitation: (i) general construction costs; (ii) mechanical, electrical and plumbing work; (iii) engineering fees (items (i) through (iii) are herein collectively referred to as the "Hard Costs" and are more particularly set forth on Schedule C attached hereto); (iv) architectural fees; and (v) a construction management fee to Beal & Co., Inc. in an amount equal to three percent (3%) of the Hard Costs.

        2.    Performance of Landlord's Work.    Landlord agrees to perform Landlord's Work and Landlord's Base Building Work prior to the Outside Work Completion Date in a good and workmanlike manner, substantially in accordance with (i) the Plans and Specifications with respect to the Landlord's Work and (ii) the scope of work attached hereto as Schedule A with respect to the Landlord's Base Building Work, and, in both cases, in accordance with applicable law. Landlord shall have no obligation to do any work or make any installation or alteration of any kind to the Premises except for Landlord's Work and the Landlord's Base Building Work. All Landlord's Work and Landlord's Base Building Work shall be part of Building 312 and shall not be removed. Upon the Substantial Completion Date, Landlord shall deliver to Tenant the Rent Commencement Date Notice. Landlord agrees to perform the Landlord's Work at Landlord's cost and expense up to the Landlord's Contribution and subject to Section 3 below. Landlord agrees to perform the Landlord's Base Building Work at Landlord's sole costs and expense. Landlord, or Landlord's agent, and Contractor shall enter into an Abbreviated Standard Form of Agreement Between Owner and Contractor for Construction Projects of limited Scope where the basis for payment is a stipulated sum, in substantially the form attached hereto as Schedule D (the "Contract"), which Contract shall include the following language: "Article 3.4. Notwithstanding anything contained herein to the contrary, the sum of the cost of the performance of the Contractor's work under the Contract (the "Contract Sum") is guaranteed by the Contractor not to exceed Three Hundred Eighty-Nine Thousand Nine Hundred Forty Dollars ($389,940.00), subject only to Tenant Change Orders". Notwithstanding anything to the contrary contained in the foregoing, if, for any reason, the Contract Sum exceeds Three Hundred Eighty-Nine Thousand Nine Hundred Forty Dollars ($389,940.00) and such excess is not a result of Tenant Change Orders, Landlord shall, on behalf of Tenant, pursue any claims which Landlord may have against the Contractor.

        3.    Changes to Landlord's Work.    Landlord shall incorporate into Landlord's Work such reasonable changes to the Plans and Specifications as Tenant may from time to time request in writing on

2

Contractor's standard change order form prior to the completion of the Landlord's Work (the "Tenant Change Orders"), provided that Landlord may condition such changes on Tenant's agreement to bear any extra cost or risk of delay thereby incurred. Without limiting the foregoing, Landlord's consent to such changes may be conditioned upon Tenant's agreement that the requested change will constitute a Tenant Delay.

        4.    Reconciliation of the Total Cost of Landlord's Work.    Within 30 days after the Substantial Completion Date, if the Total Cost of Landlord's Work exceeds Landlord's Contribution, Landlord will provide Tenant with a statement detailing the Total Cost of Landlord's Work (the "Actual Cost Statement"). Within 15 days of Tenant's receipt of the Actual Cost Statement, if the Total Cost of Landlord's Work exceeds the Landlord's Contribution, Tenant shall promptly pay to Landlord the difference between the Total Cost of Landlord's Work and the Landlord's Contribution.

        5.    Performance of Tenant's Work.    Tenant shall be responsible for performance of Tenant's Work, at its sole cost and expense. Tenant's Work may occur prior to the Substantial Completion Date, and shall be coordinated with any work being performed by Landlord in such manner as to maintain reasonably harmonious labor relations, and so as not to cause any delay in Landlord's Work or damage the Building. Tenant's Work shall remain the property of Tenant and shall be removed upon the Expiration Date.

        6.    Conclusiveness of Landlord's Performance.    Tenant shall be entitled to inspect Landlord's Work as of the Substantial Completion Date. Tenant shall have no claim that Landlord has failed to perform any of Landlord's Work, except to the extent that Tenant provides Landlord with notice no later than 30 days after the Substantial Completion Date specifying any deficiency in Landlord's Work. Notwithstanding anything to the contrary contained in the foregoing, (i) Landlord shall require the Contractor to provide a one year warranty from the Substantial Completion Date with respect to the Landlord's Work, and (ii) if, during the term of such warranty, Tenant notifies Landlord of any latent defects or defects which could not be discovered until a change of season, Landlord shall, on behalf of Tenant, pursue any claims which Landlord may have against the Contractor under such warranty with respect to the Landlord's Work.

        7.    Notice.    Any notice required to be given pursuant to the provisions of this Exhibit B shall be given in accordance with the provisions set forth in the Lease.

3

SCHEDULE A

LANDLORD'S BASE BUILDING WORK

1.
Installation of twenty-one skylights in the Expansion Premises, as more particularly described in the plans attached hereto as Schedule A-l;

2.
Relocate or enclose existing bathroom exhaust shafts;

3.
Remove and fill-in two windows overlooking the lobby of Building 312; and

4.
Raise the existing bathroom ductwork to twelve feet at a cost to Landlord not to exceed $1,600.00.

SCHEDULE A-l

[See Attached]

THIRD FLOOR ATTIC
SECOND FLOOR

2 SECTION AT THIRD FLOOR & ROOF
SCALE: 1/4" = 1'-0"

UNOCCUPIED SPACE

1 THIRD FLOOR REFLECTED CEILING PLAN
SCALE: 1/4" = 1'-0"

3 SKYLIGHT INFORMATION
SCALE: 1-1/2" = 1'-0"

4 LONG SECTION THROUGH SKYLIGHT
SCALE: 1/2" = 1'-0"

5 SHORT SECTION THROUGH SKYLIGHT
SCALE: 1/2" = 1'-0"

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

THIRD FLOOR REFLECTED CEILING PLAN

BB-A-100

SCHEDULE B

PLANS AND SPECIFICATIONS

Key Plan, Code Diagram & Code Summary

Drawing List

Symbols & Abbreviations

A123 SYSTEMS

TENANT IMPROVEMENTS

The Arsenal on the Charles
Building 312 - Third Floor
321 Arsenal Street
Watertown, MA 02472

CONSTRUCTION DOCUMENTS ISSUED

12 January 2007

Partition Types & Details

NON-SLOPING WALL @STAIR
SCALE: 1" = 1'-0"
SLOPED WOOD WALL @STAIR
INFILL WALL @WINDOW
MEZZANINE RAIL @CANTILEVER
SCALE: 1" = 1'-0"
MEZZANINE RAIL
SCALE: 1" = 1'-0"

NON-RATED MTL STUD PARTITION
WOOD BEARING WALL
FURRED OUT WALL
ONE-SIDED WALL
MEZZANINE RAIL/BEARING WALL

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

COVER SHEET
KEY PLAN,
SYMBOLS &
PARTITION TYPES

A-000

THIRD FLOOR PLAN – MEZZANINE LEVEL
SCALE: 1/8" = 1'-0"

THIRD FLOOR PLAN – PARTIAL
SCALE: 1/8" = 1'-0"

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
221 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

EXISTING CONDITIONS PLAN

A-101

MEZZANINE

1 THIRD FLOOR PLAN – MEZZANINE LEVEL

OPEN AREA
CORRIDOR
RECEPTION
WOMEN'S TOILET
OPEN AREA
EXISTING

2 THIRD FLOOR PLAN – PARTIAL

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

PARTITION PLAN

A-102

1 THIRD FLOOR PLAN – MEZZANINE LEVEL
SCALE: 1/8" = 1'-0"

2 THIRD FLOOR PLAN – PARTIAL
SCALE: 1/8" = 1'-0"

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

REFLECTED CEILING PLAN

A-103

1 THIRD FLOOR PLAN – MEZZANINE LEVEL

2 THIRD FLOOR PLAN – PARTIAL

POWER & SIGNAL TYPICAL MOUNTING HEIGHTS

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

POWER & SERVICES PLAN

A-104

MEZZANINE

1 THIRD FLOOR PLAN – MEZZANINE LEVEL
SCALE: 1/8" = 1'-0"

OPEN AREA
CORRIDOR
OFFICE
CONF
BOARD ROOM
RECEPTION
STORAGE
MEN'S TOILETS
WOMEN'S TOILETS

2 THIRD FLOOR PLAN – PARTIAL
SCALE: 1/8" = 1'-0"

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

FINISHES PLAN

A-105

(1) THIRD FLOOR PLAN - MEZZANINE LEVEL
SCALE: 1/8" = 1'-0"

(2) THIRD FLOOR PLAN - PARTIAL
SCALE: 1/8" = 1'-0"

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

FURNITURE PLAN

A-106

1 EAST ELEVATION
2 SOUTH ELEVATION - CONF. ROOM
3 WEST ELEVATION - MEN'S TOILETS
4 NORTH ELEVATION - MAIL ROOM
5 SOUTH ELEVATION - MAIL ROOM
6 NORTH ELEVATION - RECEPTION
7 NORTH ELEVATION - BOARD ROOM
8 EAST ELEVATION - BOARD ROOM
9 SOUTH ELEVATION - BOARD ROOM
10 WEST ELEVATION - BOARD ROOM
11 WEST ELEVATION

A123 SYSTEMS

THE ARSENAL
ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

INTERIOR
SECTIONS &
ELEVATIONS

AS NOTED

A-107

1 NORTH ELEVATION - KITCHEN
SCALE 1/4" = 1'-0"

2 SOUTH ELEVATION - KITCHEN
SCALE 1/4" = 1'-0"

3 RECEPTION DISPLAY WALL
SCALE 1/4" = 1'-0"

4 EAST-WEST SECTION @RECEPTION LOOKING NORTH
SCALE 1/4" = 1'-0"

5 EAST-WEST SECTION @RECEPTION LOOKING SOUTH
SCALE 1/4" = 1'-0"

A123 SYSTEMS

THE ARSENAL
ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

INTERIOR
SECTIONS &
ELEVATIONS

SCALE: AS NOTED

DATE: 12 JANUARY 2007

A-108

FURNITURE BY TENANT
SEE SHEET A-110 FOR STAIR PLAN AND DETAILS

1 EAST-WEST SECTION BOARD ROOM LOOKING SOUTH

FURNITURE BY TENANT
SEE SHEET A-110 FOR STAIR PLAN AND DETAILS

2 EAST-WEST SECTION KITCHEN LOOKING SOUTH

A123 SYSTEMS

THE ARSENAL ON THE CHARLES

311 ARSENAL STREET BUILDING 312 WATERTOWN, MA

INTERIOR SECTIONS & ELEVATIONS

A-109

1 PART STAIR PLAN

2 STAIR NOSING DETAIL

3 T.O. WALL DETAIL @STAIR

4 EAST ELEVATION

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

STAIR PLAN AND DETAILS

A-110

[illegible]

A123 SYSTEMS

THE ARSENAL ON THE CHARLES

311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

STRUCTURAL GENERAL NOTES

A-111

1 PART MEZZANINE PLAN
2 WALL SECTION @CANTILEVER
3 TYPICAL WALL SECTION
4 WALL SECTION @RECEPTION
5 WALL SECTION @RECEPTION
6 WALL SECTION @KITCHEN ENTRY
7 TRUSS ELEVATION
A DETAIL @CUT TRUSS ANGLE
B LOW WALL CANTILEVER POST

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

MEZZANINE FRAMING PLANS AND DETAILS

A-112

16 PLAN – CUSTOM RECEPTION DESK
SCALE: 1/2" = 1'-0"
15 FRONT ELEVATION – DESK
SCALE: 1/2" = 1'-0"
14 SECTION – CUSTOM RECEPTION DESK
SCALE: 1/2" = 1'-0"
13 SECTION AT CUSTOM RECEPTION DESK
PLYWOOD CUBBY
12 CONCEALED SHELVING DETAIL
11 GLASS SHELVING DETAIL
10 TYPICAL UPPER CABINET
9 PLAM TABLE
8 MDF PEDESTAL BOX
7 SHELVING DETAIL
6 MILLWORK DETAIL AT CLOSET
5 WORK SURFACE AT CREDENZA
4 ACCESSIBLE CABINET BASE AT SINK
3 BASE CABINET W/ DRAWER
2 BASE CABINET W/O DRAWER
1 TYPICAL WORK SURFACE

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

INTERIOR DETAILS

A-113

DOOR AND FRAME SCHEDULE

DOOR NO	ROOM NAME	DOOR WIDTH	DOOR HEIGHT	DOOR THICK	DOOR MATERIAL	DOOR TYPE	FRAME MATERIAL	FRAME TYPE	FRAME THROAT	HARDWARE SET	NOTES
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	

GENERAL DOOR & FRAME NOTES:

1. [illegible]
2. [illegible]
3. [illegible]
4. [illegible]

HARDWARE TYPES

Z EXISTING DOOR & HARDWARE TO REMAIN

1 PASSAGE DOOR

2 OFFICE DOOR (LOCKED)

3 CLOSET (LOCKED)

4 ENTRY DOOR

NOTES

MANUFACTURER CODES

GLAZING TYPES

GLAZING NOTES:

[illegible]

3 CLERESTORY DETAIL

1B HM FRAME – GLAZING HEAD

2A HM FRAME – GLAZING JAMB

1A HM FRAME – HEAD

2B HM FRAME – JAMB

A123 SYSTEMS

THE ARSENAL ON THE CHARLES
121 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

DOOR & FRAME SCHEDULES & DETAILS

A-114

1 THIRD FLOOR PLAN - MEZZANINE LEVEL

2 THIRD FLOOR PLAN - PARTIAL

AIR DISTRIBUTION DEVICE SCHEDULE

SYMBOL	SERVICE	TYPE	MFR.	MODEL NO.	TYPE FINISH	REMARKS
A	SUPPLY	DIFFUSER	[illegible]	[illegible]	AS SELECTED BY ARCHITECT	[illegible]
B	RETURN/EXHAUST	REGISTER	[illegible]	[illegible]	AS SELECTED BY ARCHITECT	[illegible]
C	SUPPLY	REGISTER	[illegible]	[illegible]	AS SELECTED BY ARCHITECT	[illegible]

FAN SCHEDULE

FAN NO.	LOCATION	SERVICE	CFM	STATIC PRESS. IN.W.G.	FAN RPM	OUTLET VELOC. FPM	TYPE	MANU-FACTURER	MODEL NUMBER	BHP	MOTOR HP	Volts/Ph/Hz	REMARKS
F-1	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

CONDENSING UNIT

UNIT NO.	LOCATION	SERVICE	MANUFACTURER AND MODEL	NOMINAL TONS	FAN MOTOR			REMARKS
					NO.	VOLTS	PHASE	
[illegible]	[illegible]	[illegible]	MITSUBISHI [illegible]	[illegible]	[illegible]	[illegible]	1	

COMPUTER ROOM AIR CONDITIONING UNIT SCHEDULE (HEAT PUMP)

UNIT NO.	SERVICE	LOCATION	MANUFACTURER AND MODEL	TOTAL COOLING CAPACITY	SENSIBLE COOLING CAPACITY	AIRFLOW (CFM)		FAN MOTOR FLA		[illegible]	EVAPORATOR ELECTRIC		
											VOLTS	PH	
[illegible]	[illegible]	[illegible]	MITSUBISHI [illegible]	[illegible]	[illegible]	[illegible]		[illegible]		[illegible]	[illegible]	1	

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

MECHANICAL PLAN AND SCHEDULES

M-1

TYPICAL FAN EQUIPMENT HANGING DETAIL

DETAIL OF CAULKING OF DUCT PIERCING WALLS OR FLOORS WHERE FIRE DAMPERS ARE NOT REQUIRED

AUTOMATIC FIRE DAMPER (F.D.)

TYPICAL RETURN AIR TRANSFER METHODS

TYPICAL AIR TERMINAL BOX UNIT INLET DUCT CONNECTION DETAIL

DETAIL OF PIPING PIERCING FIRE RATED PARTITIONS, WALLS, AND FLOORS

METHOD OF HANGING DUCTWORK

DETAIL - CEILING TYPE DIFFUSER MOUNTING AT AREA WITHOUT CEILINGS

DETAIL - DUCT CONNECTION TO SQUARE/RECTANGULAR NECK DIFFUSER

DETAIL - DUCT CONNECTION TO ROUND NECK DIFFUSER

BALANCING SPECIFICATIONS

MECHANICAL SPECIFICATIONS

NOTES:

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

MECHANICAL PLAN AND SPECIFICATIONS

M-2

LEGEND OF EQUIPMENT

SYMBOL LIST

GENERAL NOTES

THE ARSENAL
ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL
SYMBOL LIST

E-1

THIRD FLOOR PLAN
1/8"=1'-0"

MEZZANINE

THIRD FLOOR PLAN - MEZZANINE LEVEL
1/8"=1'-0"

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL LIGHTING PLAN

E-2

THIRD FLOOR PLAN
1/8"=1'-0"

THIRD FLOOR MEZZANINE LEVEL
1/8"=1'-0"

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL POWER PLAN

E-3

THIRD FLOOR PLAN
1/8"=1'-0"

THIRD FLOOR MEZZANINE LEVEL
1/8"=1'-0"

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL FIRE ALARM PLAN

E-4

LIGHTING FIXTURE LIST

OCCUPANCY SENSOR LEGEND OF EQUIPMENT

NOTES

LIGHTING CONTROL DETAIL

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL SCHEDULE SHEET #1

15 January 2007

E-5

TYPICAL 3 CIRCUIT DROP DETAIL

REMOVE
AND REPLACE
W/ NEW
NEW 84 POLE PANEL
MP
EX
APL
EX
APL
EX
EX
EX
EX
NEW FEEDER
4#1/0 +1#6g-2"C
ONE LINE RISER

PANEL SCHEDULE

VOLTS: [illegible]
MAIN BUS RATING: [illegible]
MOUNTING: SURFACE
PANEL DESIGNATION: MP
MAIN C.B.: [illegible]
EXISTING SQUARE "D" PANEL

	LOAD	P	TRIP	CKT	CKT	TRIP	P	LOAD	
				1	2				
EX	AC#1	[illegible]	[illegible]	3	4	[illegible]	[illegible]	[illegible]	EX
				5	6				
				7	8				
EX	AC#1	[illegible]	[illegible]	9	10	[illegible]	[illegible]	[illegible]	EX
				11	12				
EX	LIGHTING	[illegible]	[illegible]	13	14				
EX	LIGHTING	[illegible]	[illegible]	15	16	[illegible]	[illegible]	[illegible]	EX
EX	LIGHTING	[illegible]	[illegible]	17	18				
EX	LIGHTING	[illegible]	[illegible]	19	20				
EX	SPARE	[illegible]	[illegible]	21	22	[illegible]	[illegible]	[illegible]	EX
				23	24				
				25	26				
				27	28	[illegible]	[illegible]	[illegible]	EX
				29	30				

EX=EXISTING DEVICES
N=NEW

PANEL SCHEDULE

VOLTS:
MAIN BUS RATING:
MOUNTING:
PANEL DESIGNATION: APL
MAIN C.B.:
NEW PANEL

	LOAD	P	TRIP	CKT	CKT	TRIP	P	LOAD
	FURNITURE FEED	1	20	1	2	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	3	4	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	5	6	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	7	8	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	9	10	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	11	12	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	13	14	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	15	16	20	1	FURNITURE FEED
	FURNITURE FEED	1	20	17	18	20	1	FURNITURE FEED
	CB-1	[illegible]	[illegible]	19, 21	20, 22	[illegible]	[illegible]	CDU-1
	RECEPTACLES	1	20	23	24	20	1	RECEPTACLES
	RECEPTACLES	1	20	25	26	20	1	RECEPTACLES
	RECEPTACLES	1	20	27	28	20	1	REFRIGERATOR GFI
	MICROWAVE GFI	1	20	29	30	20	1	REFRIGERATOR GFI
	MICROWAVE GFI	1	20	31	32	20	1	KITCHEN OUTLETS
	KITCHEN OUTLETS	1	20	33	34	20	1	BOARDROOM OUTLETS
*	BATHROOM LIGHTS	1	20	35	36	20	1	BOARDROOM OUTLETS
*	BR OUTLETS & LIGHTS	1	20	37	38	20	1	SERVER OUTLET
*	WATER HEATER	2	20	39	40	20	1	SERVER OUTLET
		[illegible]	20	41	42	20	1	SERVER OUTLET

PANEL DESIGNATION:

LOAD	P	TRIP	CKT	CKT	TRIP	P	LOAD
RECEPTACLES	1	20	43	44	20	1	BEDROOM POWER
SERVER POWER	1	20	45	46	20	1	EXTERIOR OUTLET
[illegible] GFI	1	20	47	48	20	1	BOARDROOM LIGHTS
GAS METER CONTROL	1	20	49	50	20	1	SPARE
SPARE	1	20	51	52	20	1	
	1	20	53	54	20	1	
	1	20	55	56	20	1	
	1	20	57	58	20	1	
	1	20	59	60	20	1	
	1	20	61	62	20	1	
	1	20	63	64	20	1	
SPACE			65	66			SPACE
			67	68			
			69	70			
			71	72			
			73	74			
			75	76			
			77	78			
			79	80			
			81	82			
			83	84			

* EXISTING CIRCUITS TO BE REINSTALLED IN NEW 84 POLE PANEL

THE ARSENAL
ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL
SCHEDULE
SHEET #2

E-6

ELECTRICAL SPECIFICATIONS

THE ARSENAL ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

ELECTRICAL SPECIFICATION SHEET

E-7

KITCHEN SINK DETAIL

THIRD FLOOR PLAN - MEZZANINE LEVEL

THIRD FLOOR PLAN - PARTIAL

THE ARSENAL
ON THE CHARLES
311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

PLUMBING
PLAN AND
DETAIL

P-1

PLUMBING SPECIFICATIONS

A. GENERAL

1. [illegible]

2. [illegible]

3. [illegible]

4. [illegible]

5. [illegible]

6. [illegible]

7. [illegible]

8. [illegible]

9. [illegible]

10. [illegible]

11. [illegible]

12. [illegible]

B. SCOPE OF WORK

1. [illegible]

a. [illegible]

b. [illegible]

c. [illegible]

d. [illegible]

C. CODES, PERMITS AND INSPECTIONS

1. [illegible]

2. [illegible]

3. [illegible]

4. [illegible]

D. GUARANTEES AND CERTIFICATIONS

1. [illegible]

2. [illegible]

3. [illegible]

4. [illegible]

E. MATERIALS

1. [illegible]

a. [illegible]

b. [illegible]

2. [illegible]

a. [illegible]

b. [illegible]

F. INSULATION

1. [illegible]

G. TESTING

1. [illegible]

2. [illegible]

3. [illegible]

4. [illegible]

5. [illegible]

6. [illegible]

7. [illegible]

8. [illegible]

9. [illegible]

THE ARSENAL ON THE CHARLES
321 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

PLUMBING SPECIFICATIONS

P-2

THIRD FLOOR PLAN - MEZZANINE LEVEL
THIRD FLOOR PLAN - PART A1

THE ARSENAL ON THE CHARLES

311 ARSENAL STREET
BUILDING 312
WATERTOWN, MA

SPRINKLER PLAN AND SCHEDULES

SP-1

SCHEDULE C

HARD COSTS

QuickLinks

  Exhibit 10.9